                                                                 Exhibit 10(f)



         [LOGO]               LLOYD'S POLICY




WE, UNDERWRITING MEMBERS of the syndicates whose definitive numbers and proportions are shown in the Table attached hereto (hereinafter referred to as 'the Underwriters'), hereby agree, in consideration of the payment to Us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss, including but not limited to associated expenses specified herein, if any, to the extent and in the manner provided in this Policy.

THE UNDERWRITERS hereby bind themselves severally and not jointly, each for his own part and not one for another, and therefore each of the Underwriters (and his heirs, Executors and Administrators) shall be liable only for his own share of his syndicate's proportion of any such loss and of any such expenses. The identity of each of the Underwriters and the amount of his share may be ascertained by the Assured or the Assured's representative on application to Lloyd's Policy Signing Office, quoting the Lloyd's Policy Signing Office number and date shown in the Table.

If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

IN WITNESS whereof the General Manager of Lloyd's Policy Signing Office has signed this Policy on behalf of each of Us.


"WARNING: DO NOT AMEND COVERAGE
WITHOUT CHECKING ALL PRIMARY AND
EXCESS COVERAGES."



          /s/ [??]                                            LLOYD'S
          ---------------------------------                POLICY SIGNING
          LLOYD'S POLICY SIGNING OFFICE                        OFFICE
          General Manager                                    EMBOSSMENT
                                                            APPEARS HERE
                                                             ON ORIGINAL
                                                              DOCUMENT

                           DIRECTORS AND OFFICERS AND

                             COMPANY REIMBURSEMENT

                                INDEMNITY POLICY





L88RL

                                  DECLARATIONS
                       DIRECTORS AND OFFICERS AND COMPANY
                         REIMBURSEMENT INDEMNITY POLICY


NOTICE: THIS POLICY SUBJECT TO ITS TERMS APPLIES ONLY TO ANY "CLAIM" (AS DEFINED HEREIN) MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS "COSTS, CHARGES AND EXPENSES" (AS DEFINED HEREIN) AND "COSTS, CHARGES AND EXPENSES"SHALL BE APPLIED TO THE RETENTIONS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED UNDER THE POLICY.

These Declarations along with the completed signed Application, including attachments, and the Policy with Endorsements shall constitute the contract between the Company, its Directors and Officers and Underwriters.


POLICY NO. 757/DJ.930040


Item A.        Parent Company:          THE GILLETTE COMPANY

               Principal Address:       Prudential Tower Building
                                        Boston, MA 02199, USA

               State of Incorporation:  Delaware


Item B.        Policy Period:
               From 1st June 1993 to lst June 1994 both days at 12.01 a.m. Standard Time At The Principal Address Stated In Item A.



Item C.        Limit of Liability:     US$ 10,000,000      in the aggregate
                                                           each Policy year


Item D.        Retentions:             US$ Nil             each Director or
                                                           Officer each Claim
                                                           but in no event
                                                           exceeding

                                       US$ Nil             in the aggregate
                                                           each Claim all
                                                           Directors and
                                                           Officers under
                                                           Insuring Clause
                                                           I.A. and

                                 US$ 1,000,000       each Claim under
                                                     Insuring Clause I.B.


Item E.        Insured Percentage:     100% of Loss in excess of retention
                                       under Insuring Clause I.A.

                                       100% of Loss in excess of retention under Insuring Clause I.B.

Item F.        Premium:          US$ 283,570.95 part of US$ 495,000.00

               It is understood and agreed that a premium allocation of US$
               12.00 is payable by each Director or Officer of each of the Australian Subsidiaries of the Parent Company in Item A. of the Declarations. Such Premium allocation is part of and not in addition to the premium amount shown above.


Item G. Premium for Optional Extension Period: 100% of the total premium as provided in Clause VIII., to be paid only if the eligibility requirements are met and the option is exercised.


Item H. Notification to Underwriters pursuant to Clause VI. shall be given to Peterson and Ross, attention Theodore A. Boundas, 200 E Randolph Drive, Suite 7300, Chicago, Illinois 60601-6969.


Item I.        Consolidated assets of Parent Company:  US$ 4,189,900,000


Item J.        Form numbers of endorsements attached at issuance:

               NMA 1256      Nuclear Incident Exclusion Clause
               NMA 1477      Radioactive Contamination Exclusion Clause
               NMA 1168      Small Additional or Return Premiums Clause

               01.01         Company Definition Amendment
               02.01         Directors and Officers Definition Amendment
               57.01         Exclusion Deletion Endorsement
               270.01        Amended Notification Clause
               270.02        Special Exclusion
               270.03        Exclusion E Amended
               270.04        Amended Cancellation Clause
               270.05        Subsidiary Definition Amendment
               270.06        Wrongful Act Definition Amendment
               270.07        Special Endorsement

              270.08        Amendment to Exclusion G
              270.09        Amendment to Exclusion F
              270.10        Special Endorsement
              500.01        Amendment to Exclusion G
               51.01        Outside Service Extension




DATED IN LONDON:  25th October 1993

                       DIRECTORS AND OFFICERS AND COMPANY
                         REIMBURSEMENT INDEMNITY POLICY


         In consideration of the payment of the premium, in reliance upon the statements in the Application attached hereto and made a part hereof, subject to the Declarations made a part hereof and subject to all of the terms of this Policy, Underwriters agree as follows:-

I        INSURING CLAUSE

         A. To reimburse the Directors and Officers for Loss not exceeding the Limit of Liability in excess of the applicable Retention set forth in Item D. of the Declarations sustained by such Directors and Officers resulting from any Claim first made during the Policy Period or the Optional Extension Period, if applicable, against any of them for a Wrongful Act, except for such Loss which the Company actually pays to the Directors and Officers as indemnification, and except for such Loss which the Company is required or permitted by law to indemnify the Directors and Officers unless and to the extent that the Company is unable to make actual indemnification solely by reason of its financial insolvency.

         B. To reimburse the Company for Loss not exceeding the Limit of Liability in excess of the applicable Retention set forth in Item D. of the Declarations for which the Company shall have lawfully indemnified or is required or permitted by law to indemnify the Directors and Officers resulting from any Claim first made during the Policy Period or the Optional Extension Period, if applicable, against any of them for a Wrongful Act.

II       DEFINITIONS

         The following terms whenever used in this Policy shall have the meanings indicated.

         A. "Claim" shall mean any judicial or administrative proceeding initiated against a Director or Officer in which such Director or Officer may be subjected to a binding adjudication of liability for damages or other relief, including any appeal therefrom.

         B.      "Company" shall mean:-

                 (1)      the Parent Company, and
                 (2)      any Subsidiary.

         C.      "Corporate Takeover" shall mean:-

                 (1) the acquisition of more than 50% of the outstanding securities of the Parent Company representing the Present right to vote for the election of directors by any person or entity, or

                 (2) the merger of the Parent Company into another entity such that the Parent Company is not the surviving entity, or

                 (3) the consolidation of the Parent Company with another entity, or

                 (4) acquisition of substantially all of the assets of the Parent Company by another entity, or

                 (5)      The Parent Company ceasing to be publicly held.

         D. "Costs, Charges and Expenses" shall mean reasonable and necessary legal fees and expenses incurred by the Directors and Officers in defense of any Claim and appeals therefrom, and cost of attachment or similar bonds; provided, however, Costs, Charges and Expenses shall not include:-

                 (1) salaries, wages, overhead or benefit expenses associated with officers or employees of the Company or

                 (2) any amounts incurred in defense of any Claim for which any other insurer has a duty to defend, regardless of whether or not such other insurer undertakes such duty.

         E. "Directors and Officers" shall mean any persons who were, now are, or shall be directors or officers of the Company including their estates, heirs, legal representatives or assigns in the event of their death, incapacity or bankruptcy.

         F. "Interrelated Wrongful Acts" shall mean Wrongful Acts which have as a common nexus any fact, circumstance, situation, event, transaction or series of facts, circumstances, situations, events or transactions.

         G. "Loss" shall mean damages, settlements and Costs, Charges and Expenses, provided, however that Loss shall not include:-

                 (1) punitive or exemplary damages or that portion of any multiplied damages award which exceeds the amount multiplied,

                 (2)      criminal or civil fines or penalties imposed by law,

                 (3)      taxes; or

                 (4) matters deemed uninsurable under the law pursuant to which this Policy shall be construed.

         H. "Parent Company" shall mean the entity named in Item A. of the Declarations.

         I. "Policy Period" shall mean the period from the effective date and hour of this Policy as set forth in Item B. of the Declarations, to the Policy expiration date set forth in Item
                 B. of the Declarations, or its earlier cancellation date, if any.

         J. "Policy Year" shall mean the period of twelve months following the effective date and hour of this Policy or the period of twelve months falling within the Policy Period following any anniversary date of such effective date, or, if the period between the effective date or any anniversary date and the cancellation date of the Policy is less than twelve months, such lesser period. If the Optional Extension Period option is exercised in accordance with Clause VIII. then such period shall be part of and not in addition to the last Policy Year.

         K.      "Subsidiary" shall mean:-

                 (1) any entity more than 50% of whose outstanding securities representing the present right to vote for the election of directors are owned by the Parent Company and/or one or more of its Subsidiaries at the inception date of this Policy and which Subsidiary is named in the application for this Policy, or

                 (2) any entity more than 50% of whose outstanding securities representing the present right to vote for the election of directors were owned by the Parent Company and/or one or more of its Subsidiaries prior to the inception date of this Policy and which Subsidiary was insured under any policy issued by Underwriters of which this Policy is a renewal thereof, or

                 (3) any entity acquired or created subsequent to the effective date of this Policy in which more than 50% of whose outstanding securities representing the present right to vote for the election of directors are owned by the Parent Company and/or one or more of its Subsidiaries, and whose assets do not exceed 10% of the consolidated assets of the Company as set forth in Item I. of the Declarations, or

                 (4) any entity which is acquired or created subsequent to the effective date of this Policy in which more than 50% of whose outstanding securities representing the present eight to vote for the election of directors are owned by the Parent Company and/or one or more of its Subsidiaries, and whose assets exceed 10% of the consolidated assets of the Company as set forth in Item of the Declarations, subject, however, to the provisions of Clause VII.B.

         L. "Wrongful Act" shall mean any actual or alleged negligent act, error, omission, misstatement, misleading statement, neglect or breach of duty by the Directors or Officers, individually or collectively, in the discharge of their duties solely in their capacity as Directors or Officers of the Company.

III      EXCLUSIONS

                 Underwriters shall not be liable to make any payment for Loss in connection with any Claim made against the Directors or Officers:-

         A. for any actual or alleged libel, slander, other defamation or any actual or alleged bodily injury, sickness, disease or death of any person, or any actual or alleged damage to or destruction of any tangible property including loss of use thereof, or any actual or alleged invasion of privacy, wrongful entry, eviction, false arrest, false imprisonment, malicious prosecution, assault, battery, mental anguish, emotional distress, or loss of consortium;

         B. Based upon, arising out of, directly or indirectly resulting from or in consequence of or in any way involving:-

                 (1) any Wrongful Act or any fact, circumstance or situation which has been the subject of any notice given prior to the effective date of this Policy under any prior policy, or

                 (2) any other Wrongful Act whenever occurring, which, together with a Wrongful Act which has been the subject of such notice, would constitute Interrelated Wrongful Acts;

         C. to the extent it is insured under any other existing valid policy or policies, whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, and regardless of whether or not any Loss in connection with such Claim is collectible or recoverable under such other policy or policies; provided, however, this exclusion shall not apply to the amount of Loss which is in excess of the amount of any deductible and the limit of liability of such other policy or policies where such Claim is not otherwise excluded by the terms of this Policy;

         D. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving, actual or alleged seepage, pollution or contamination of any kind;

         E. for violation of the Employee Retirement Income Security Act of 1974 (or any regulations promulgated thereunder) or similar provisions of any federal, state or local statutory law or common law;

         F. by or at the behest of the Company, or any affiliate of the Company, or by any security holder of the Company whether directly or derivatively except where such security holder bringing such Claim is acting totally independently of, and totally without the solicitation of, or assistance of, or participation of, or intervention of, any Director or Officer, or the Company or any affiliate of the Company;

         G. by or on behalf of any other Director of Officer except and to the extent that such Claim is in the form of a crossclaim, third party claim or otherwise for contribution or indemnity which is part of and results directly from a Claim which is not otherwise excluded by the terms of this Policy;

         H. brought about or contributed to in fact by any dishonest or fraudulent act or omission or any criminal act or omission;

         I. based upon or attributable to the Directors and Officers gaining in fact any personal profit or advantage to which they were not legally entitled;

         J. for the return by the Directors or Officers of any remuneration paid to them without the previous approval of the stockholders of the Company, which payment without such previous approval shall be held by the court to be in violation of the law;

         K. of any Subsidiary based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving:

                 (1) any Wrongful Act occurring prior to the date such entity became a Subsidiary, or

                 (2) any Wrongful Act occurring subsequent to the date such entity became a Subsidiary which, together with a Wrongful Act occurring prior to the date such entity became a Subsidiary, would constitute Interrelated Wrongful Acts;

         L. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving, the failure to effect or maintain insurance;

         M. based upon, arising out of, directly or indirectly, resulting from or in consequence of, or in any way involving, any Wrongful Act actually or allegedly committed subsequent to a Corporate Takeover;

         N. based upon, arising out of, directly or indirectly, resulting from or in consequence of, or in any way involving, any offer to purchase, or purchase of, securities of the Company at a premium over their then-current market value, made by the Company or by the Directors or Officers, except:-

                 (1) where such offer or purchase extends to all security holders of the Company, or

                 (2) where an independent legal counsel provided its prior written opinion that such contemplated offer to purchase or purchase would constitute a proper exercise of the Company's business judgement, and an independent investment banking firm provided its prior written opinion that such contemplated offer to purchase or purchase would involve fair and adequate consideration;

         0. based upon, arising out of, directly or indirectly, resulting from or in consequence of, or in any way involving, their service as directors, officers, or employees of any entity other than the Company, even if directed or requested to serve by the Company as directors, officers, or employees of such other entity.

                 Any Wrongful Act pertaining to any Director or Officer shall not be imputed to any other person for the purposes of determining the applicability of Exclusions H., I. and J.

IV.      LIMITS OF LIABILITY

         A. Subject to Clause IV.B., Underwriters shall be liable to pay the percentage set forth in Item E. of the Declarations of Loss which is in excess of the amount of the applicable Retention as determined under Clause IV.D. up to the Limit of Liability as shown under Item C. of the Declarations resulting from each Claim made against the Directors and Officers, it being warranted that the remaining percentage of such Loss shall be uninsured.

         B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters in each Policy Year for all Loss resulting from all Claims made against the Directors and Officers during each such Policy Year, together with all Claims made against the Directors and Officers which, in accordance with Clause IV.C. or Clause VI.B., shall be deemed to have been made during each such Policy Year.

         C. More than one Claim involving the same Wrongful Act or Interrelated Wrongful Acts of one or more Directors and Officers shall be deemed to constitute a single Claim and such single Claim shall be deemed to have been made solely within the earliest of the following Policy Years:-

                 (1) the Policy Year in which the earliest Claim involving the same Wrongful Act or Interrelated Wrongful Acts is first made, or

                 (2) the Policy Year in which the Claim involving the same Wrongful Act or Interrelated Wrongful Acts shall be deemed to have been made pursuant to Clause VI.B., if applicable.

         D. In the event a Claim is covered in part under both Insuring Clauses I.A. and I.B. the Retentions set forth in Item D. of the Declarations shall be applied separately to that part of the Loss resulting from such Claim covered by each Insuring Clause and the sum of the Retentions so applied shall constitute the Retention applicable to such Claim provided, however, the total Retention as finally determined shall in no event exceed the Retention applicable to Insuring Clause I.B.

         E. The Retention applicable to Insuring Clause I.B. shall apply to Loss resulting from any Claim if indemnification by the Company is required by law or is legally permissible to the fullest extent permitted by law, regardless of whether or not actual indemnification is made, unless the Company is unable to make such actual indemnification solely by reason of its insolvency.

         F. Cost, Charges and Expenses shall be part of and not in addition to the Limit of Liability as shown under Item C. of the Declarations, and such Costs, Charges and Expenses shall reduce the Limit of Liability as shown under Item C. of the Declarations.

         G. Except as provided hereinbelow, Underwriters shall reimburse Loss only upon the final disposition of any Claim made against the Directors and Officers.

                 However, if:

                 (1) the Directors and Officers incur Costs, Charges and Expenses, and

                 (2) the Company cannot advance or indemnify such Costs, Charges and Expenses solely because of the provisions of its charter, bylaws or applicable statutes and not because of the failure or refusal of its Board of Directors or other governing body or person to authorize such advancement or indemnification, then, Underwriters shall advance to the Directors and Officers no more than once every ninety (90) days all such Costs, Charges and Expenses, subject to the applicable Retention, Limit of Liability and Exclusions and all of the other terms and conditions of this Policy.

V      SETTLEMENTS AND DEFENSE

         A. No settlement shall be made without Underwriters' consent, such consent not to be unreasonably withheld.

         B. It shall be the duty of the Directors and Officers and not the duty of Underwriters to defend Claims made against the Directors and Officers, provided that no Costs, Charges or Expenses shall be incurred without Underwriters' consent, such consent not to be unreasonably withheld. In the event of such consent being given, subject to all other terms and provisions of this Policy and except as provided in Clause IV.G. of this

                 Policy, Underwriters shall reimburse Costs, Charges and Expenses only upon the final disposition of any Claim.

VI       NOTIFICATION

         A. If during the Policy Period or Optional Extension Period, if applicable, any Claim is made against any Director or Officer, the Company and the Directors and Officers shall, as a condition precedent to their right to be reimbursed under this Policy, give to Underwriters notice in writing as soon as practicable of any such Claim, but in no event later than sixty (60) days after such Claim is first made.

         B. If during the Policy Period or the Optional Extension Period, if applicable, the Directors and Officers or the Company first become aware of a specific Wrongful Act, and if the Directors and Officers or the Company shall, during such period, give written notice to Underwriters as soon as practicable of:

                 (1)      the specific Wrongful Act, and

                 (2) the consequences which have or may result therefrom, and

                 (3) the circumstances by which the Directors and Officers or the Company first became aware thereof,

                 then any Claim not otherwise excluded by the terms of this Policy subsequently made against the Directors and Officers arising out of such Wrongful Act or any other Wrongful Act which, together with such Wrongful Act, would constitute Interrelated Wrongful Acts, shall be deemed for the purposes of this Policy to have made during the Policy Year in which such notice was first given.

         C. Notice to Underwriters provided for in Clause VI. shall be given to the firm shown under Item H. of the Declarations.

VII      GENERAL CONDITIONS

         A.      WARRANTY CLAUSE

                 It is warranted that the particulars and statements contained in the application for this Policy or contained in the application for any policy issued by Underwriters of which this Policy is a renewal thereof (any such applications herein collectively referred to as the "Application") a copy of which is attached hereto, and any material submitted therewith (which shall be retained on file by Underwriters and be deemed attached hereto, as if physically attached hereto), are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy.

                 By acceptance of this Policy the Directors and Officers and the Company agree:-

                 (1) that the statements in the Application or in any materials submitted therewith are their representations, that they shall be deemed material to the acceptance of the risk or the hazard assumed by Underwriters under this Policy and that this Policy is issued in reliance upon the truth of such representations;

                 (2) that in the event that the Application, including materials submitted therewith, contains misrepresentations made with the actual intent to deceive, or contains misrepresentations which materially affect either the acceptance of the risk or the hazard assumed by Underwriters under this Policy, this Policy in its entirety shall be void and of no effect whatsoever, and

                 (3) that this Policy shall be deemed to be a single unitary contract and not a severable contract of insurance or a series of individual contracts of insurance with each of the Directors or Officers.

         B.      ADJUSTMENT CLAUSE

                 (1) This Policy is issued and the premium computed on the basis of the information submitted to Underwriters as part of the Application. In the event the Company acquires any other entity or acquires substantially all of the assets of another entity, or merges with another entity such that said Company is the surviving entity, or creates or acquires a Subsidiary as defined in Clause II.K(4), after the inception of this Policy, no coverage shall be afforded under this Policy for any Loss in any way involving the assets acquired or the assets, liabilities, directors, officers or employees of the entity acquired or merged with, or such Subsidiary unless:

                          (a) written notice of such transaction or event is given to Underwriters by the Parent Company within thirty (30) days of the effective date of such transaction or event, and

                          (b) the Parent Company provides Underwriters with such information in connection therewith as Underwriters may deem necessary, and

                          (c) the company accepts any special terms, conditions, exclusions or additional premium charge as may be required by Underwriters, and

                          (d) Underwriters, at their sole discretion, agree to provide such coverage

                 (2) In the event any entity ceased to be a Subsidiary as defined herein after the inception date of this Policy, or of any policy issued by Underwriters of which this Policy is a renewal or replacement thereof, this Policy, subject to its terms, shall continue to apply to all persons who were Directors or Officers of such Subsidiary with respect to Claims first made during the Policy Period or the Optional Extension Period if applicable against such Directors of Officers for Wrongful Acts committed or allegedly committed prior to the time such entity ceased to be a Subsidiary. There shall be no coverage for Claims made against the Directors and Officers of such Subsidiary based on Wrongful Acts committed or allegedly committed after such entity ceased to be a Subsidiary.

         C.      CANCELLATION CLAUSE

                 (1) By acceptance of this Policy, the Company and the Directors and Officers hereby confer the exclusive power and authority to cancel this Policy on their behalf to the Parent Company. Such entity may cancel this Policy on their behalf to the Parent Company. Such entity may cancel this Policy by surrender thereof to Underwriters, or by mailing to Underwriters written notice stating when thereafter such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice shall be equivalent to mailing.

                 (2) This Policy may be cancelled by Underwriters by mailing to the Parent Company written notice stating when, not less than thirty (30) days thereafter, such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice by Underwriters shall be equivalent to mailing. If the foregoing notice period is in conflict with any governing law or regulation, then such period shall be amended to afford the minimum notice period permitted thereunder.

                 (3) If this Policy is cancelled pursuant to (1) hereinabove, Underwriters shall retain the customary short rate proportion of the premium hereon. If this Policy is cancelled pursuant to (2) hereinabove, Underwriters shall retain the pro rata proportion of the premium hereon. Payment or tender of any unearned premium by Underwriters shall not be a condition precedent to the effectiveness of cancellation, but payment shall be made as soon as practicable.

         D.      COMPANY AUTHORIZATION CLAUSE

                 By acceptance of this Policy the Directors and Officers and the Company agree that the Parent Company will act on behalf of the Directors and Officers and the Company with respect to giving of all notices to Underwriters as provided herein, the receiving of notices from Underwriters, the payment of the premiums and the receiving of any return premiums that may become due under this Policy.

VIII     OPTIONAL EXTENSION PERIOD

         A. If this Policy is cancelled pursuant to Clause VII.C. (2) or if Underwriters refuse to renew this Policy, for reasons other than the Company's nonpayment of premium or non-compliance with the terms and conditions of this Policy, then, the Parent Company shall have the right, upon payment of an additional premium calculated at that percentage shown in Item G. of the Declarations of the total premium for this Policy to an extension of the coverage granted by this Policy with respect to any claim first made against the Directors and Officers during the period of ninety (90) days after the effective date of such cancellation or, in the event of such refusal to renew, after the date upon which the Policy Period ends, but only with respect to any Wrongful Act committed before such date and otherwise covered by this Policy. This ninety (90) days period shall be referred to in this Policy as the "Option al Extension Period."

         B. The quotation of a different premium and/or retention and/or limit of liability for renewal does not constitute a cancellation or refusal to renew for the purposes of this provision.

         C. As a condition precedent to the right to purchase the Optional Extension Period, the total premium of this Policy must have been paid. The right to purchase the Optional Extension Period shall terminate unless written notice is given to Underwriters within ten (10) days after the effective date of cancellation, or, in the event of a refusal to renew, within ten (10) days after the Policy Period ends, together with payment of the premium for the Optional Extension Period. If such notice and premium payment is not so given to Underwriters, the Parent Company shall not at a later date be able to exercise the right to purchase the Optional Extension Period.

         D. In the event of the purchase of the Optional Extension Period, the entire premium therefor shall be deemed earned at its commencement and in the event the Company terminates the Optional Extension Period before its term for any reason other than that set forth in the Clause E. hereinbelow, Underwriters shall not be liable to return any portion of the premium paid for the Optional Extension Period.

         E. In the event the Optional Extension Period is purchased, it shall terminate forthwith on the effective date of any contract of insurance or indemnity which replaces the coverage afforded by this Policy through the Optional Extension Period either in whole or in part, and in the event the Optional Extension Period is so terminated by reason of the issuance of a replacement contract of insurance or indemnity Underwriters shall refund pro rata any unearned premium for the unexpired period of such extension.

         F. The fact that this Policy may be extended by virtue of the exercise of the Optional Extension Period shall not in any way increase the applicable Limit of Liability set forth in the Declarations.

IX       SUBROGATION

         In the event of any payments under this Policy, Underwriters shall be subrogated to the extent of such payment to all of the Directors' and Officers' and the Company's rights of recovery therefor against any person or entity, and the Directors and Officers and the Company shall execute all papers required and shall do everything that may be necessary to secure and preserve such rights including the execution of such documents as are necessary to enable Underwriters effectively to bring suit in their name, and shall provide all other assistance and cooperation which Underwriters may reasonably require.

X        ACTION AGAINST UNDERWRITERS

         No action shall lie against Underwriters unless, as a condition precedent thereto, the Directors and Officers and the Company shall have fully complied with all of the terms of this Policy, nor until the amount of the Directors' and Officers' and the Company's obligation to pay shall have been fully and finally determined either by judgement against them or by written agreement between them, the claimant and Underwriters.

         Any person or organization or the legal representative thereof who has secured such judgement or written agreement shall thereafter be entitled to recover under this Policy to the extent of the insurance afforded by this Policy.

         Nothing contained herein shall give any person or organization any right to join Underwriters as a party to any Claim against the Directors and Officers and the Company to determine their liability, nor shall Underwriters be impleaded by the Company or the Directors and Officers or their legal representative in any Claim.


XI       CHANGES

         Notice to any agent or knowledge possessed by any agent or other person acting on behalf of Underwriters shall not effect a waiver or change in any part of this Policy or estop Underwriters from asserting any right under the terms of this Policy, nor shall the terms be waived or changed except by written endorsement or rider issued to form a part of this Policy.

XII      ASSIGNMENT OF INTEREST

         Assignment of interest under this Policy shall not bind Underwriters unless their consent is endorsed hereon.

XIII     ENTIRE AGREEMENT

         By acceptance of this Policy, the Directors and Officers and the Company agree that this Policy embodies all agreements existing between them and Underwriters or any of their agents relating to this insurance.

XIV      ASSISTANCE AND COOPERATION IN THE EVENT OF LOSS

         The Directors and Officers and the Company agree to provide Underwriters with such information, assistance and cooperation as Underwriters and/or their counsel may reasonably request, and they further agree that they shall not take any action which in any way increases Underwriters' exposure for Loss under this Policy resulting from any Claim.

XV       SERVICE OF SUIT

         It is agreed that in the event of the failure of the Underwriters hereon to pay any amount claimed to be due hereunder, the Underwriters hereon, at the request of the Insured (or Reinsured), will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a, waiver of Underwriters' rights to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, N.Y. 10019-6829, U.S.A., and that in such suit instituted against any one of them upon this Contract, Underwriters will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

         The above named are authorised and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or Reinsured) to give a written undertaking to the Insured (or Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

         Further, pursuant to the statute of any state, territory or district of the United States which makes provision therefor, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney, upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance) and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof


U.S.A.

         NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - DIRECT (BROAD)
           (Approved by Lloyd's Underwriters' Non-Marine Association)


For attachment to insurances of the following classifications in the U.S.A., its Territories and Possessions, Puerto Rico and the Canal Zone:-

         Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability), not being insurances of the classifications to which the Nuclear Incident Exclusion Clause - Liability - Direct (Limited) applies.


This Policy*

         does not apply:-

1. Under any Liability Coverage, to injury, sickness, disease, death or destruction

        (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability, or
        (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                 (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

2. Under any medical Payments Coverage, or under any Supplementary Provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

3. Under any Liability Coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

        (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
        (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured, or
        (c) the injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

4.      As used in this endorsement:
        "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element of fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof, "NUCLEAR FACILITY" means

        (a)      any nuclear reactor,
        (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
        (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
        (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.
        With respect to injury to or destruction of property, the word "INJURY" or

         "DESTRUCTION" includes all forms of radioactive contamination of property.

         It is understood and agreed that, except as specifically provided in the foregoing to the contrary, this clause is subject to the terms, exclusions, conditions and limitations of the Policy to which it is attached.


*NOTE:- As respects policies which afford liability coverages and other forms of coverage in addition, the words underlined should be amended to designate the liability coverage to which this clause is to apply.


17/3/60
N.M.A. 1256

U.S.A.

        RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE - LIABILITY - DIRECT

           (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment (in addition to the appropriate Nuclear Incident Exclusion Clause - Liability - Direct) to liability insurances affording worldwide coverage.

In relation to liability arising outside the U.S.A. its Territories, or Possessions, Puerto Rico or the Central Zone, this Policy does not cover any liability of whatsoever nature directly or indirectly caused by or contributed to by or arising from ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.


13/2/64
N.M.A. 1477

U.S.A.

                   SMALL ADDITIONAL OR RETURN PREMIUMS CLAUSE

NOTWITHSTANDING anything to the contrary contained herein and in consideration of the premium for which this Insurance is written, it is understood and agreed that whenever an additional or return premium of US$2 or less becomes due from or to the Assured on account of the adjustment of a deposit premium, or of an alteration in coverage or rate during the term or for any other reason, the collection of such premium from the Assured will be waived or the return of such premium to the Assured will not be made, as the case may be.

N.M.A. 1168

            Attaching to and forming part of Policy No. 757/DJ930040


                              THE GILLETTE COMPANY

                          COMPANY DEFINITION AMENDMENT

                                    (01.01)



In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause II. DEFINITIONS B is deleted and the following is substituted therefor:

"B.      "Company" shall mean:

         (1)      the Parent Company

         (2)      any Subsidiary,

         (3)      any unincorporated division,

         (4) Gillette Charitable Foundation but only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1991.

            Attaching to and forming part of Policy No. 757/DJ930040


                              THE GILLETTE COMPANY

                  DIRECTORS AND OFFICERS DEFINITION AMENDMENT

                                    (02.01)


In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause II. DEFINITIONS E is deleted and the following is substituted therefor:

"E. "Directors and Officers" shall mean any persons who were, now are, or shall be:

      (1)      directors or officers of the Company,

      (2) general managers, area general managers and group general managers of the Company,

      or their equivalent in countries where not so titled including their estates, heirs, legal representatives or assigns in the event of their death or incapacity or bankruptcy.

            Attaching to and forming part of Policy No. 757/DJ930040


                              THE GILLETTE COMPANY

                         EXCLUSION DELETION ENDORSEMENT

                                    (57.01)


In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause III. EXCLUSIONS L. is deleted.

            Attaching to and forming part of Policy No. 757/DJ930040


                              THE GILLETTE COMPANY

                          AMENDED NOTIFICATION CLAUSE

                                    (270.01)


In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause VI. NOTIFICATION A. is deleted and the following is substituted therefor:

A) If during the Policy Period or Optional Extension Period, if applicable, any Claim is made against any Director or Officer, the Company and the Directors and Officers shall, as a condition precedent to their right to be reimbursed under this policy, give to Underwriters notice in writing as soon as practicable of any such Claim, but in no event later than sixty (60) days after the date the Corporate Risk Management Department is aware of such Claim.

            Attaching to and forming part of Policy No. 757/DJ930040



                              THE GILLETTE COMPANY

                               SPECIAL EXCLUSION

                                    (270.02)



In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause III. EXCLUSIONS is amended by the addition of the following:

P. In connection with any Claim or Claims made against the Insured arising out of facts underlying or alleged in a complaint filed in the United States District Court of Boston charging the Gillette Company that the acquisition of Braun is a violation of The Clayton Act.

            Attaching to and forming part of Policy No. 757/DJ930040


                              THE GILLETTE COMPANY

                              EXCLUSION E AMENDED

                                    (270.03)



In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause III. EXCLUSIONS E is deleted and the following is substituted therefor:

E. for violation of the Employee Retirement Income Security Act of 1974 (or any regulations promulgated thereunder) or similar provisions of any federal, state, or local statutory law or common law in connection with any employee benefit or welfare plan(s) subject to ERISA and sponsored by the Company.

            Attaching to and forming part of Policy No. 757/DJ930040



                              THE GILLETTE COMPANY

                          AMENDED CANCELLATION CLAUSE

                                    (270.04)


In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause VII. GENERAL CONDITIONS C.(2) is deleted and the following is substituted therefor:

2) This Policy may be cancelled by Underwriters by mailing to the Parent Company notice stating when, not less than sixty (60) days thereafter, such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice by Underwriters shall be equivalent to mailing. If the foregoing notice period is in conflict with any governing law or regulation, then such period shall be amended to afford the minimum notice period required thereunder.

           Attaching to and forming part of Policy No. 757/DJ930040



                             THE GILLETTE COMPANY

                        SUBSIDIARY DEFINITION AMENDED

                                   (270.05)



In consideration of the premium charged for this Policy, it is hereby and agreed that.

1. DEFINITIONS K. (4) is amended by the addition of "or" at the end thereof.

2. Clause II. DEFINITIONS K. is amended by the addition of the following at the end thereof:

        (5)      the entities as scheduled in question 5(c) of the Application
                 dated     50% or less of whose outstanding securities
                 representing the present right to vote for the election of directors are owned by the Parent Company and/or one or more of its Subsidiaries at the inception of this Policy.

            Attaching to and forming part of Policy No. 757/DJ930040



                              THE GILLETTE COMPANY

                        WRONGFUL ACT DEFINITION AMENDED

                                    (270.06)


In consideration of the premium charged for this Policy it is hereby understood and agreed that:

1. Clause II DEFINITIONS L is deleted and the following is substituted therefor:

              "L Wrongful Act" shall mean any actual or alleged act, error, omission, misstatement, misleading statement, neglect or breach of duty by the Directors or Officers, individually or collectively, in the discharge of their duties solely in their capacity as Directors or Officers of the Company."


2. Clause III EXCLUSIONS H is deleted and the following is substituted therefor:

              "H brought about or contributed to in fact by any dishonest, fraudulent or criminal Wrongful Act or by any Wrongful Act committed with actual knowledge of its wrongful nature or with actual intent to cause damage."

           Attaching to and forming part of Policy No. 757/DJ930040


                             THE GILLETTE COMPANY

                             SPECIAL ENDORSEMENT

                                   (270.07)


It is hereby understood and agreed that notwithstanding the provisions of Exclusion C. Underwriters note coverage hereon is on a primary basis and Underwriters acknowledge the existence of excess and D.I.C. Policy No. GS-212-C arranged with C.O.D.A. Ltd., and other excess policies.

           Attaching to and forming part of Policy No. 757/DJ930040


                             THE GILLETTE COMPANY

                           AMENDMENT TO EXCLUSION G

                                   (270.08)



In consideration of the premium charged for this Policy it is hereby understood and agreed that Clause III EXCLUSIONS G is amended by the addition of the following at the end thereof:

         "provided however that this Exclusion shall not apply to employment related Claims brought by person sholding positions of assistant vice president and below."

           Attaching to and forming part of Policy No. 757/DJ930040


                             THE GILLETTE COMPANY

                           AMENDMENT TO EXCLUSION F

                                   (270.09)


In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause III EXCLUSIONS F is deleted and the following is substituted therefor:

        "F. by or at the behest of the Company, or by any security holder of the Company whether directly or derivatively except where such security holder bringing such Claim is acting totally independently of, and totally without the solicitation of, or assistance of, or participation of, or intervention of, any Director or Officer or the Company."

           Attaching to and forming part of Policy No. 757/DJ930040

                             THE GILLETTE COMPANY

                             SPECIAL ENDORSEMENT

                                   (270.10)



In consideration of the premium charged for this Policy it is hereby understood and agreed that Clause II DEFINITIONS K (2) is deleted and the following is substituted therefor:

        "K.   (2)       an entity more than 50% of whole outstanding securities
                        representing the present right to vote for the election of directors were owned by the Parent Company and/or one or more of its Subsidiaries prior to the inception date of this Policy and which Subsidiary was insured or reinsured under any Policy issued by Underwriters of which this Policy is a renewal thereof, or."

           Attaching to and forming part of Policy No. 757/DJ930040


                             THE GILLETTE COMPANY

                    AMENDMENT TO OPTIONAL EXTENSION PERIOD

                                   (500.01)



In consideration of the premium charged for this Policy it is hereby understood and agreed that Clause VIII OPTIONAL EXTENSION PERIOD A. is deleted and the following is substituted therefor:

VIII.   OPTIONAL EXTENSION PERIOD

        A.  If this Policy is cancelled pursuant to Clause VII.C(2) or
            VII. V.(3) of this Policy or if Underwriters refuse to renew this Policy, for reasons other than the Company's non-payment of premium or non-compliance with the terms and conditions of this Policy, then, the Parent Company shall have the right, upon payment of an additional premium calculated at that percentage shown in Item G. of the Declarations of the total premium for this Policy to an extension of the coverage granted by this Policy with respect to any Claim first made against the Directors and Officers during the period of three hundred and sixty five (365) days after the effective date of such cancellation or, in the event of such refusal to renew, after the date upon which the Policy Period ends, but only with respect to any Wrongful Act committed before such date and otherwise covered by this Policy. This three hundred and sixty five day period shall be referred to in this Policy as the "Optional Extension Period."

           Attaching to and forming part of Policy No. 757/DJ930040

                             THE GILLETTE COMPANY

                          OUTSIDE SERVICE EXTENSION

                                   (51.01)

In consideration of the premium charged for this Policy, it is hereby understood and agreed as follows:

1.      Clause II DEFINITIONS L is amended by the addition of the following:

        "L.      (1)     a director, officer or trustee of
                         (A)      Polaroid Corporation
                         (B)      University Hospital
                         (C)      Massachusetts Mutual Life Insurance Company

                 but only in the case of Mr. Alfred M. Zeien.

                 (2) a director, officer or trustee of Square D Company but only in the case of Mr. Alfred M. Zeien and only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1991.

                         Solely for the purposes of the coverage provided through Clause 1.A.

                 (3) a director, officer or trustee of Repligen Corporation but only in the case of Mr. Alfred M. Zeien and only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1992.

                 (4)     a director, officer or trustee of
                         (A)      New England Legal Foundation
                         (B)      Park Street Corporation
                         (C)      Greater Boston Legal Svcs Corporation
                         (D)      World Affairs Council, Boston
                         (E)      Greater Boston Chamber of Commerce
                         (F)      Boston Municipal Research Bureau

                 but only in the case of Mr. Joseph E. Mullaney".

                 (5) a director, officer of trustee of Mass. Taxpayers Foundation but only in the case of Mr. Joseph E. Mullaney and only in respect of Wrongful Acts actually or allegedly committed subsequent to December 18th 1992.

                 (6)     a director, officer or trustee of
                         (A)      Boston College

                       (B)      St. Elizabeth's Hospital
                       (C)      The Boston Symphony Orchestra

                 but only in the case of Mr. Robert J. Murray and only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

                 (7)   a director, officer or trustee of
                       (A)      Arts Boston
                       (B)      Black Achievers Commission
                       (C)      Old North Foundation
                       (D)      St Margarets Hospital

                 but only in the case of Mr. William J. McMorrow and only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

                 (8) a director, officer or trustee of the National Association of Manufacturers but only in the case of Lorne R. Waxlax and only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

                 (9)   a director, officer or trustee of
                       (A)      Marine Biological Laboratory
                       (B)      Massachusetts Business Roundtable

                 but only in the case of Mr. Alfred M. Zeien and only in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.


2. Clause III EXCLUSIONS O is amended by inserting the following at the end thereof:

        "provided, however, this Exclusion shall not apply to Loss resulting from any Claim to the extent that:

        (1)      such Claim is based on the service of
                 (i)   Mr. Alfred M. Zeien as a director, officer or trustee of
                       (A)      Polaroid Corporation
                       (B)      University Hospital
                       (C)      Massachusetts Mutual Life Insurance Company

                 (ii) Mr. Alfred M. Zeien as a director, officer or trustee of Square D Company in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1991 or

                 (iii) Mr. Alfred M. Zeien as a director, officer or trustee of
                       Repligen

                         Corporation in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1992 or

                 (iv) Mr. Joseph E. Mullaney as a director, officer or trustee of
                         (A)      New England Legal Foundation
                         (B)      Park Street Corporation
                         (C)      Greater Boston Legal Svcs Corporation
                         (D)      World Affairs Council, Boston
                         (E)      Greater Boston Chamber of Commerce
                         (F)      Boston Municipal Research Bureau

                 (v) Mr. Joseph E Mullaney as a director, officer or trustee of Mass. Taxpayers Foundation in respect of Wrongful Acts actually or allegedly committed subsequent to December 18th 1992.

                 (vi) Mr. Robert J. Murray as a director, officer or trustee of Boston College, St Elizabeths Hospital or The Boston Symphony Orchestra in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

                 (vii) Mr. William J. McMorrow as a director, officer or trustee of Arts Boston, Black Achievers Commission, Old North Foundation or St Margarets Hospital in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

                 (viii) Lorne R. Waxlax as a director, officer or trustee of The National Association of Manufacturers in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

                 (ix) Mr. Alfred M. Zeien as a director, officer or trustee of Marine Biological Laboratory or Massachusetts Business Roundtable in respect of Wrongful Acts actually or allegedly committed subsequent to June 1st 1993.

        (2) such loss is not indemnified by the above entities or any of their insurers".

3. Item C of the Declarations is deleted and the following is substituted therefor:

                 "Item C Limit of Liability

                 $10,000,000 in the aggregate each Policy year, provided, however, that the Limit of Liability shall be $1,000,000 in the aggregate each Policy year for all claims brought against Mr. Alfred M. Zeien in his capacity as a director, officer or trustee of Repligen Corporation provided, however, that such $1,000,000 shall be part of and not in addition to the aforementioned $10,000,000 overall Limit of Liability of this Policy."

                                 LINES CLAUSE



This Insurance, being signed for 60.983%, of 100% insures only that proportion of any loss, whether total or partial, including but not limited to that proportion of associated expenses, if any, to the extent and in the manner provided in this Insurance.

The percentages signed in the Table are percentages of 100% of the amount(s) of Insurance stated herein.


N.M.A. 2419

              (THIS IS AN APPLICATION FOR A CLAIMS MADE POLICY)

                             RENEWAL APPLICATION
                                     FOR
     DIRECTORS' AND OFFICERS' AND COMPANY REIMBURSEMENT INDEMNITY POLICY


NOTICE: THE POLICY FOR WHICH APPLICATION IS MADE (THE "POLICY"), SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS "COSTS, CHARGES, AND EXPENSES" ("AS DEFINED IN THE POLICY") AND "COSTS, CHARGES, AND EXPENSES" SHALL BE APPLIED TO THE RETENTIONS. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED UNDER THE POLICY.



GENERAL INSTRUCTIONS FOR COMPLETING THIS APPLICATION:

1.      Please type or print in ink.

2. Please read carefully and answer all questions. If a question is not applicable, so state. If space is insufficient to answer any question fully, attach a separate sheet.

3.      The original Renewal Application must be submitted.

4. The Chairman of the Board or the President must sign and date this Renewal Application.

5.      This Renewal Application and all exhibits shall be held in confidence.

6. Please read the Policy for which application is made (the "Policy") prior to completing this Renewal Application.

7. The terms as used herein shall have the meaning stated in Paragraph II, Definitions, of the Policy.

- -----------------------------------------------------------------------

1.      Name of Parent Company The Gillette Company

        Address  Prudential Tower Building
                 (Number)       (Street)


                 Boston                MA            02199-3799
                 (City)               (State)        (Zip Code)

2.      The Parent Company has continuously been in business since

                   /   1901
        (Month)        (Year)


3.      The Parent Company has continually paid cash dividends on its:

        (a)      Common Stock since 1905 (b) Preferred Stock since 12/31/90
                 (Series C).

4. Complete the following in respect of all classes of shares issued by the Parent Company: as of 03/01/93.


                                                                      1               2               3        4
                                                                    -----           -----           -----    -----

                                                                                                 Series C
        Class of shares                                               Common                    Preferred
                                                                                   ------                    ------

        Number of shares outstanding                             220,218,660                      164,604
                                                                                   ------                    ------

        Number of shares owned by Directors
        (directly and/or beneficially)                            24,459,346                          14
                                                                                   ------                    ------

        Number of shares owned by Executive
        Officers who are not directors
        (directly and/or beneficially)                               209,084                          42
                                                                                   ------                    ------



5.      (a)  Total number of wholly owned Subsidiaries as of March, 1993:

                  Domestic     57                  Foreign    163

             List all such Subsidiaries for which coverage is requested and the date created or acquired:
                                       ----------------------------------------

             1) Coverage requested for all subsidiaries - see March 15, 1993 listing attached;

             2) Coverage requested for Parker Pen Holdings Limited and its subsidiaries which were required on May 7, 1993;

             3) Coverage requested for all unincorporated divisions of the listed subsidiaries.

        (b) Total number of controlled Subsidiaries (more than 50% but less than 100% owned) as of March, 1993:

                 Domestic      0                  Foreign     10

5.       (c)     List all such Subsidiaries for which coverage is requested and the date created or acquired:

                 Coverage requested for all - details on attached listing dated March 15, 1993, including the following subsidiaries in which The Gillette Company has an interest of 50% or less:

                    Gillette Continental Trading 50%
                    Intermaghreb (80% of 51% through Gillette Interlame S.A.) Shenmei Daily Use Co. 50%



6.       (a)     Does any person or entity (other than the Company) own 10% or more of any entity described in 5.(b) above?

                                    Yes    X                          No _______

                 If yes, give details: (as of March 15, 1993)

                 Industry - Beteiligungs -
                   Gesellschaft mbH               50%         Gillette Continental Trading Co.
                 Societe Matron                   12%         Gillette Interlame
                 Shanghai Razor Blade
                   Factory                        30%         Gillette (Shanghai) Limited
                 House of Poddar                  19.9%       Indian Shaving Products
                 Societe Matron                   29%         lntermaghreb
                 Professeur M. Benomar            20%         Intermaghreb
                 National Investment Trust        23.5%       Interpak Shaving Products
                 E. Trismitro                     25%         P. T. Gillette Indonesia
                 Leninets                         35%         Petersburg Products International
                 Shenyang Daily Use
                   Metal Industry Co.             50%         Shenmei Daily Use Co.
                 State Treasury of Poland         20%         Wizamet S.A.


         (b) Does any person or entity own 10% or more of any class of shares issued by the Parent Company?

                                 Yes      x                        No   ________

                 If yes, give details:
                 Berkshire Hathaway, Inc., 1440 Kiewit Plaza, Omaha, Nebraska, beneficially owns 24,000,000 shares of the company's common stock (10.9% of the outstanding common stock of the Company).

7.       (a)     Complete the following for each of the Parent Company's last four fiscal years (use consolidated figures):

                                                                             ($  Millions)
Year                                                  1992                1991            1990           1989
Total Consolidated Assets                          4,189.9            $3,886.7         3,671.3        3,114.0
                                                   -------             -------         -------        -------
Current Assets                                     2,336.2             2,177.8         2,093.5        1,854.5
                                                   -------             -------         -------        -------
Current Liabilities                                1,560.8             1,484.6         1,307.9        1,061.3
                                                   -------             -------         -------        -------
Shareholders Equity                                1,496.4             1,157.1           265.4           70.0
                                                   -------             -------         -------         ------
Net Income                                           513.4               427.4           367.9          284.7
                                                    ------              ------          ------        -------
Net Income Per Share                                   2.32                1.94            1.60           1.35
                                                     ------              ------          ------         ------
Dividends Per Share                                     .72                 .62             .54            .48
                                                      -----              ------           -----          -----
Sales/Revenues                                     5,162.8             4,683.9         4,344.6        3,818.5
                                                   -------             -------         -------        -------
Long Term Debt                                       554.2               742.2         1,045.7        1,041.0
                                                    ------              ------         -------        -------
Short Term Debt                                      475.8               460.0           370.3          340.7
                                                    ------              ------         -------         ------

         (b) Has the Company at any time over the last five years been in breach of any of its debts covenants or loan agreements?

                                  Yes   ___________              No   X

8. Has the Company at any time over the last five years been involved in any policy dispute with any of its ins.urers (on any class of business)?

                                  Yes      X                     No __________

                 If yes, give details: The Company was a plaintiff in a lawsuit against Seaboard Surety concerning coverage for an advertising liability claim. The lawsuit was settled in 1990.

9. Give details of the Company's current directors' and officers' insurance:

                       (1)              (2)               (3)           (4)              (5)
Insurer:               Lloyds        London Cos.        Aetna C&S        CODA             ACE
          ----------------------------------------------------------------------------------------

Limit:              $10,000,000       $10,000,000       $20,000,000  $20,000,000        $10,000,000
         ------------------------------------------------------------------------------------------

Period:              6/1/92-3          6/1/92-3          6/1/92-3     11/21/92-6/01/95    6/01/92-3
       --------------------------------------------------------------------------------------------

Retention:           $1,000,000                  Corporate Reimbursement
           ----------------------------------------------------------------------------------------

Annual
Premium:               $476,776          $180,013          $300,000     $143,000           $155,000
                       ----------------------------------------------------------------------------



10. (a) Has the Company under consideration at the present time or does it contemplate any acquisitions, tender offers or mergers?

                                Yes  ________                     No      X

         If yes, give details: Gillette purchased 100% of the stock of Parker Pen Holdings Limited on May 7, 1993. Refer to enclosed 8-K dated May 7, 1993 for details. None other publicly announced.



    (b) Complete the following for all acquisitions made over the last five years which have increased the total assets of the Company by 5% or more:


                          Asset
         Entity           Date             Value at        Purchase          Method of
         Acquired         Acquired         Date Acquired   Price             Payment
         Parker Pen       May 7,1993       (Book Value                       Borrowing
         ----------       ----------       -----------     ----------        ---------

         Holdings                          (Approx.)                        (Refer to
         --------         ----------       -----------     ----------       ----------

         Limited                           $220,000,000    $450,000,000      5/7/93 8-K
         -------          ----------       ------------    ------------      ----------

                                                                             For Details)
         -------          ----------       ------------    ------------      ------------


11. Has the Company ever repurchased its own shares at a price in excess of the market value at the time?

                                Yes  ________                     No  __________

         If yes, give details:  Please refer to previous Applications.

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------


12. Has the Company at any time over the last five years changed its accountants or external general counsel?

                                Yes  ________                     No      X

         If yes, give details including reasons for changes:

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------


13. Has the Company:

         (a) filed within the past 18 months or contemplated filing within the next 12 months any registration statement with the Securities and Exchange Commission for a public offering of securities?

                       Yes      X                                 No      X

         If yes, furnish copy of prospectus.

                 See attached copies of (a) Press Release regarding a shelf registration dated November 24, 1992, which has not yet become effective and (b) Form S-8 filed December 23, 1992.

         (b) issued within the past 18 months or contemplated issuing within the next 12 months any share (common or otherwise)?

                                           Yes      X           No  __________

         If yes, give details: See 1992 Annual Report financial note regarding Common Stock and Additional Paid-in Capital (p. 33).




14. The following officer of the Parent Company is designated to receive any and all notices from Underwriters of their authorized representative(s) concerning this insurance:


                 Lloyd B. Swaim, Vice President and Treasurer



15. List the date at the end of each of the last eight calendar quarters and the corresponding closing price for shares of the Parent Company's common stock:


                     DATE             PRICE
                    06/30/91          34 1/4
                    --------          ------

                    09/30/91          40 7/8
                    --------          ------

                    12/31/91          56 1/8
                    --------          ------

                    03/31/92          47 1/4
                    --------          ------

                    06/30/92          47 5/8
                    --------          ------

                    09/30/92          57 3/8
                    --------          ------

                    12/31/92          56 7/8
                    --------          ------

                    03/31/93          60 1/2
                    --------          ------

16. Have any filings been made concerning the Company pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                       Yes __________                            No       X


17. Has the Company made any filing pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                      Yes  __________                            No       X

         If yes, attach a copy of each such filing.



18. What percentage of the Parent Company's common stock was sold and purchased during the last 12 months? 53.15% (March 3, 1992 - 93)




19. The Company has not been involved in or had any knowledge of any pending anti-trust, price-fixing, tax, copyright, patent litigation or governmental regulatory or administrative proceedings except as follows (if answer is none, so state):

                 1) Wilkinson Sword counter claim was dismissed as part of the resolution of antitrust proceedings related to the Wilkinson business in Europe.

                 2)       Summary of Wafer Shave Claim was attached to '91
                          Application.

                 3) The U.S. Tax Court ruled favorably on The Oral-B Tax matter mentioned in the 1992 Application. See p. 9 of the September 30, 1992 10-Q for details.

                 4) Certain environmental proceedings in the U.S. arising out of operations. Management considers the potential liability to be immaterial.

                 5)       See attached 8-K re purchase of Parker Pen Holdings
                          Limited.

20. It is agreed that this Renewal Application is supplemental to Application(s) for all policies of which the Policy would be a renewal, and that such Application(s), together with the Renewal Application and any materials submitted herewith (which shall be retained on file by Underwriters and shall be deemed attached hereto, as if physically attached hereto) constitute the complete Application which shall be the basis of the Policy and will be attached to and become part of the Policy.


21. It is agreed that in the event there is any material change in the answers to the questions contained herein prior to the effective date of the Policy, the applicant will notify Underwriters and, at the sole discretion of Underwriters, any outstanding quotations may be modified or withdrawn.


22. Attached and made a part of this Renewal Application by reference are the following materials regarding the Parent Company: (a) two copies of the Last Annual Report to Stockholders (b) two certified copies of the provisions of the Charter or By-Laws covering Indemnification of Directors and Officers, and (c) two copies of the Notice to Stockholders and the Proxy Statement for either the last or the next annual meeting. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.


23. The undersigned declares that to the best of his/her knowledge the statements herein are true. Signing of this Renewal Application does not bind the undersigned to complete the insurance, but it is agreed that this Renewal Application, shall be the basis of the contract should a Policy be issued, and this Renewal Application will be attached to and become a part of such Policy, if issued. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

                           Signed /s/ [??]
                                 ----------------------------------------------
                                                Must be Signed By
                                        Chairman of the Board or President
                                                of Parent Company



                           Capacity  Chairman of the Board and
                                   --------------------------------------------
                                     Chief Executive Officer
                                    -------------------------------------------

                           Company   The Gillette Company
                                   --------------------------------------------

                           Date            May 28, 1993
                               ------------------------------------------------



                           Submitted by
                                       ----------------------------------------
                                              (Agent)


                           Date
                               ------------------------------------------------

[LOGO]   The Table of Syndicates referred to on the face of this Policy follows:



         FOR LPSO USE ONLY   Broker       LPSO No. & DATE      FOR LPSO USE ONLY  Broker       LPSO No. & DATE
            UX01  2910        0757        61163 03/09/93                           0757         61163 03/09/93
                41                                                    42
      -------------------------------------------------------------------------------------------------------------------
        AMOUNT, PERCENTAGE    SYNDICATE    UNDERWRITER'S   PAGE    AMOUNT, PERCENTAGE  SYNDICATE   UNDERWRITER'S   PAGE
           OR PROPORTION                     REFERENCE                OR PROPORTION                  REFERENCE
                                                              1                                                       2
              PERCENT                                                    PERCENT
              15.000             1068     9300792D0GBH                    0.274            212    078631310201
              10.000             1145     681X35405X93                    0.320            991    0093293AA000
               5.000              484     XSP292B0009N                    0.457             56    Q4007J93AXXT
               9.150             1173     ALDPAA40703E                    0.366            179    411LL870011
               2.745               79     322FB002564A                    0.046            573    81230531TND
               2.745             1007     FD867K93A403                    0.457            510    EDF093ADCS
               1.830              204     078631310201                    0.137           1105    EDF093ADCS
               1.144              322     93X54293                        0.320           1003    LTXSM0200030
               1.372              205     481N00242FNA                    5.000            435    08066300
               0.915              588     11E23288F03
               0.915              406     U82XWD05000H                     THE LIST OF UNDERWRTING MEMBERS
               0.915             1047     Y0031K93A                        OF LLOYDS IS NUMBERED 1993/   9
               0.457              375     7231N09326NN
               0.686              122     CJ888N93A200
               0.732              546     TB60OD93B418

           TOTAL LINE       No. of SYND    FOR LPSO USE ONLY           TOTAL LINE      No. of SYND   FOR LPSO USE ONLY
                                                                         60.983             24       USE 1 13835

J(A) FORM

                      THE INSTITUTE OF LONDON UNDERWRITERS
                                     [LOGO]

                                COMPANIES POLICY

WE, THE COMPANIES, hereby agree, in consideration of the payment to us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss damage liability or expense in the proportions and manner, hereinafter provided. Each Company shall be liable only for its own respective proportion.
If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

IN WITNESS whereof the General Manager and Secretary of The Institute of London Underwriters has subscribed his name on behalf of each Company.

                 /S/ [??]
                    ----------------------------------              [STAMP]
                    CHIEF EXECUTIVE
                    General Manager and Secretary
                    The Institute of London Underwriters

SCHEDULE


POLICY NUMBER    757/DJ930040





NAME AND ADDRESS    THE GILLETTE COMPANY
OF THE ASSURED      Prudential Tower Building,
                    Boston,
                    MA 02199
                    USA



THE PERIOD OF
INSURANCE           From 1st June 1993 1st June 1994 at 12.01 a.m. Standard
                    Time at the address stated above.



THE RISK AND SUM
INSURED HEREUNDER   Directors and Officers Liability and Reimbursement for
                    Directors and Officers Liability.
                    As more fully set forth in the co-insuring Lloyd's policy.


                    0. 915% of
                    US$10,000,000 in the aggregate each policy year.

                    Excess of:-

                    US$ Nil/US$ Nil Directors and Officers Liability.

                    US$1,000,000 Reimbursement Liability.



Warranted that this Policy shall run concurrently with, and shall be subject to the same terms, conditions, limitations and endorsements as are more fully set forth in or as may be added to Policy No.757/DJ930040 subscribed by Lloyd's Underwriters covering the identical subject matter and risk.





PREMIUM            US$4,254.75 part of US$465,000.00

                           ILU REFERENCE

PROPORTION        CODE                       COMPANY AND REFERENCE






                                           TOTAL (T) or FORWARD (F)

                                  LIRMA POLICY


      IN CONSIDERATION of the Insured named in the Schedule hereto having paid or promised to pay the premium stated in the said Schedule to the Insurers named herein who have hereunto subscribed their names ("the Insurers").

      THE INSURERS HEREBY SEVERALLY AGREE each for the proportion set against its own name to indemnify the Insured or the Insured's Executors and Administrators against loss, damage or liability to the extent and in the manner set forth herein. Provided that the aggregate liability of the Insurers shall not exceed the Sum Insured or other limits as are set forth in the Schedule.

      If the Insured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

      IN WITNESS WHEREOF the Director of Policy Signing Service of LONDON INSURANCE AND REINSURANCE MARKET ASSOCIATION ("LIRMA") has subscribed his name on behalf of each of the LIRMA Companies and (where the Companies Collective Signing Agreement ("CCSA") is being implemented) on behalf of the Leading CCSA Company which is a LIRMA member and authorised to sign this Policy (either itself or by delegation to LIRMA) on behalf of all the other CCSA Companies.



Signed: /s/ Sanders
        -----------------------------------
        Director of Policy Signing Services



Date as in the Schedule.

                                                Date: 21st July 1993
                                                Policy No: 757/DJ930040





                                    THE SCHEDULE

         The insured:                              THE GILLETTE COMPANY



         Premium:                          US$114,324.90 Part of US$465,000.00


         Limits of Liability:              24.586% of
                                           US$10,000,000 in the aggregate each Policy
                                           year.

                                           Excess of: -

                                           US$NIL/US$NIL Directors and Officers Liability.

                                           US$1,000,000 Reimbursement Liability.


         The Interest Insured:             DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT FOR DIRECTORS AND OFFICERS
                                           LIABILITY.
                                           As more fully set forth in the co-insuring Lloyd's policy.

         Period of Insurance

         From: 1st June 1993 To: 1st June 1994 both days at 12.01 a.m. local time and for such further period or periods as may be mutually agreed.



- --------------------------------------------------------------------------------

                              COINSURANCE CLAUSE

It is warranted that this Policy shall run concurrently with and be subject to the same terms, provisions, and limitations as are contained In Policy No. 757/DJ930040 issued by certain underwriting members at Lloyd's of London covering the identical subject matter and risk.

- --------------------------------------------------------------------------------

                          LIRMA
                          COMPANY
THE INSURERS              NUMBER         PROPORTION         REFERENCE

- ---------------------------------------------------------------------------
CNA INTERNATIONAL
REINSURANCE LTD           C4009           9.150%            354564931

AEGON INSURANCE CO
(UK) LTD                  E2001           1.372%            K01SC301530093F

LIBERTY MUTUAL
INS. CO. (UK)
LTD                       L2706           5.490%            339218

ZURICH RE (UK)
LTD                       Z4508           4.000%            Z67300391493

NEW HAMPSHIRE
INSURANCE COMPANY         N4395           4.574%            3370002993





                                         -------

                                         24.586%

                                         -------

    [LOGO]                                 LLOYD'S POLICY




                          WE, UNDERWRITING MEMBERS of the syndicates whose definitive numbers and proportions are shown in the Table attached hereto (hereinafter referred to as 'the Underwriters'), hereby agree, in consideration of the payment to Us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss, including but not limited to associated expenses specified herein, if any, to the extent and in the manner provided in this Policy.

                          THE UNDERWRITERS hereby bind themselves severally and not jointly, each for his own part and not one for another, and therefore each of the Underwriters (and his heirs, Executors and Administrators) shall be liable only for his own share of his syndicate's proportion of any such loss and of any such expenses. The identity of each of the Underwriters and the amount of his share may be ascertained by the Assured or the Assured's representative on application to Lloyd's Policy Signing Office, quoting the Lloyd's Policy Signing Office number and date shown in the Table.

                          If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

                          IN WITNESS whereof the General Manager of Lloyd's Policy Signing Office has signed this Policy on behalf of each of Us.



"WARNING: DO NOT AMEND COVERAGE
WITHOUT CHECKING ALL PRIMARY AND
EXCESS COVERAGES."


                                        /s/ [??]
                                        LLOYD'S POLICY SIGNING OFFICE
                                        General Manager

                                                                     LLOYD'S
                                                                  POLICY SIGNING
                                                                     OFFICE
                                                                    EMBOSSMENT
                                                                   APPEARS HERE
                                                                    ON ORIGINAL
                                                                     DOCUMENT

                                     EXCESS
                           DIRECTORS AND OFFICERS AND
                             COMPANY REIMBURSEMENT
                                     POLICY




JOHNSON & HIGGINS
This document has been checked
By:
Name:  /s/ J. [??]
Date:  1/19/94

                                  DECLARATIONS
                       EXCESS DIRECTORS AND OFFICERS AND
                     COMPANY REIMBURSEMENT INDEMNITY POLICY


NOTICE: THIS POLICY SUBJECT TO ITS TERMS APPLIES TO ANY CLAIM MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS REASONABLE AND NECESSARY LEGAL FEES AND EXPENSES IN DEFENDING THE DIRECTORS AND OFFICERS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED HEREUNDER.

These Declarations along with the completed signed Application, including attachments, and the Policy with Endorsements shall constitute the contract between those insured hereunder and Underwriters.


POLICY NO.  757/DJ930041


Item A.            Named Insured:                 THE GILLETTE COMPANY

                   Principal Address:             Prudential Tower Building
                                                  Boston, MA 02199, USA


Item B.            Policy Period:                 From lst June 1993 to
                                                  1st June 1994 at 12.01 a.m.
                                                  Standard Time At The
                                                  Principal Address Stated in
                                                  Item A.


Item C.            Limit of Liability:            US$ 10,000,000 in the
                                                  aggregate each Policy year.

Item D.            Premium: US$ 113,662.50 part of US$ 175,000.00

                   It is understood and agreed that a premium allocation of US$12.00 is payable by each Director or Officer of each of the Australian Subsidiaries of the Parent Company in Item A of this Declaration. Such premium allocation is a part of and not in addition to the premium amount shown above.


Item E. Notification to Underwriters pursuant to Clause V. shall be given to Peterson, Ross, Schloerb & Seidel, attention Theodore A. Boundas, 200 E. Randolph Drive, Suite 7300, Chicago, Illinois 60601-6969.

Item F.            Form numbers of endorsements attached at issuance:

                   NMA 1256  Nuclear Incident Exclusion Clause
                   NMA 1477  Radioactive Contamination Exclusion Clause

                   270.01    Amended Notification Clause

Item G.            Primary Policy:

                   Primary Insurer:              Certain Underwriting
                                                 Members of Lloyd's and Various
                                                 Insurance Companies
                   Policy No:                    757/DJ930040
                   Limits of Liability:          US$ 10,000,000
                   Retentions/Deductibles:       Nil/Nil/US$ 1,000,000
                   Participation/ Co-Insurance:  Nil
                   Policy Period:                From 1st June 1993 to 1st June
                                                 1994


- --------------------------------------------------------------------------------

DATED IN LONDON:            29th July 1993

- --------------------------------------------------------------------------------

                       EXCESS DIRECTORS AND OFFICERS AND
                     COMPANY REIMBURSEMENT INDEMNITY POLICY

In consideration of the payment of the premium, in reliance upon the statements in the Application attached hereto and made a part hereof, subject to the Declarations made a part hereof and subject to all of the terms of this Policy, Underwriters agree as follows:-

I.       CONFORMANCE WITH PRIMARY POLICY

         Except as regards:

         (1)     the premium, and

         (2)     the amounts and limits of liability, and

         (3)     the subject matter of Clauses II, III, IV, V, VI, and VII, and

         (4)     as otherwise may be provided herein,

this Policy is subject to the same insuring clauses, definitions, terms, conditions, exclusions and other provisions as those set forth in the Primary Policy as described in the materials submitted to Underwriters in connection with the application for this Policy. No changes to the Primary Policy as so described shall be binding upon Underwriters under this Policy unless specifically endorsed hereon.

II.      DEFINITIONS

         The following terms whenever used in this Policy shall have the meanings indicated.

         A. "Primary Policy" shall mean the policy identified in Item G. of the Declarations.

         B. "Underlying Policies" shall mean the policies identified in Items G. and H. of the Declarations.

         C. "Underlying Limit of Liability" shall mean the combined limits of liability of the Underlying Policies as set forth in Item
                 G. and H. of the Declarations, less any reduction or exhaustion of said limits of liability due to payment of loss under said policies.

III.     MAINTENANCE OF UNDERLYING POLICIES

         This Policy provides excess coverage only. It is a condition precedent to the coverage afforded under this Policy that those insured hereunder maintain the Underlying Policies with retentions/deductibles, participation/co-insurance and limits of liability (subject to reduction or exhaustion as a result of loss payments), as set forth in items G. and H. of the Declarations. This Policy does not provide coverage for any loss not covered by the Underlying Policies except and to the extent that such loss is not paid under the Underlying Policies solely by reason of the reduction or exhaustion of the Underlying Limits of Liability through payments of loss thereunder. In the event the insurer under one or more of the Underlying Policies fails to pay loss in connection with any claim as a result of the insolvency, bankruptcy or liquidation of said insurer, then those insured hereunder shall be deemed self-insured for the amount of the limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

IV.     LIMIT OF LIABILITY

         A. Subject to Clause IV.B., Underwriters shall be liable to pay loss which is in excess of

                 (1) The Underlying Limit of Liability plus

                 (2) the applicable retention or deductible under the Primary
                     Policy

                 up to the Limit of Liability as shown under Item C. of the Declarations resulting from each claim made against the directors and officers.

         B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters for all loss resulting from all claims made against the directors and officers during the Policy Period, together with all claims made against the directors and officers which, in accordance with Clause IV.E or Clause V.B., shall be deemed to have been made during the Policy Period.

         C. Underwriters shall be liable hereunder only after the insurers under each of the Underlying Policies have paid or have been held liable to pay the full amount of the Underlying Limit of Liability.

         D. Subject to Clause IV.B., in the event of the reduction or exhaustion of the Underlying Limit of Liability by reason of payment of loss, this Policy shall:

                 (1) in the event of reduction, pay excess of the reduced limits and

                 (2) in the event of exhaustion, continue in force as primary insurance; provided, however that in the case of exhaustion this Policy shall only pay excess of the retention or deductible applicable to the Primary Policy as set forth in Item G. of the Declarations, which shall be applied to any subsequent loss in the same manner as specified in this Primary Policy.

         E. More than one claim involving the same wrongful act or related wrongful acts of one or more directors and officers shall be deemed to constitute a single claim and such single claim shall be deemed to have been made at the earliest of the following times:

                 (1) the time the earliest claim involving the same wrongful act or related wrongful acts is first made, or

                 (2) the time the claim involving the same wrongful act or related wrongful acts shall be deemed to have been made pursuant to Clause V.B., if applicable.

V.       NOTIFICATION

         A. If during the Policy period or any optional extension period, if applicable, any claim is made against any director or officer, those insured hereunder shall, as a condition precedent to their right to be reimbursed under this Policy, give to Underwriters notice in writing as soon as practicable of any such claim, but in no event later than sixty (60) days after such claim is first made.

         B. If during the Policy Period or any optional extension period, if applicable, those insured hereunder first become aware of a specific wrongful acts, and if those insured hereunder shall, during such period, give written notice to Underwriters as soon as practicable of:

                 (1)      the specific wrongful act, and

                 (2) the consequences which have or may result therefrom, and

                 (3) the circumstances by which those insured hereunder first became aware thereof, then any claim not otherwise excluded by the terms of this Policy subsequently made against the directors and officers arising out of such wrongful act or any related wrongful act shall be deemed for the purposes of this Policy to have been made at the time such notice was first given.

         C. Notice to Underwriters provided for in this Clause V. shall be given to the firm shown under Item E. of the Declarations.

VI.      WARRANTY CLAUSE

         It is warranted that the particulars and statements contained in the application for this Policy or contained in any application for any policy issued by Underwriters of which this Policy is a renewal thereof, a copy of which is attached hereto, and any material submitted therewith (which shall be retained on file by Underwriters and be deemed attached hereto, as if physically attached hereto), are the basis of this Policy and are to be considered as incorporated in to and constituting a part of this Policy. This Policy shall be deemed to be a single unitary contract and not a severable contract of insurance or a series of individual contracts of insurance with each of the persons or entities insured hereunder.

VII.     SERVICE OF SUIT

         It is agreed that in the event of the failure of the Underwriters hereon to pay any amount claimed to be due hereunder, the Underwriters hereon at the request of the Insured (or Reinsured), will submit to the jurisdiction of a Court or competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, N.Y. 10019-6829, U.S.A., and that in such suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such court or of any Appellate Court in the event of an appeal.

         The above-named are authorized and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or Reinsured) to give a written undertaking to the Insured (or Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

         Further, pursuant to the statute of any state, territory or district of the United States which makes provision therefore, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

U.S.A.

         NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - DIRECT (BROAD)
          (Approved by Lloyd's Underwriters' Non-Marine' Association)


For attachment to insurances of the following classifications in the U.S.A., its Territories and Possessions, Puerto Rico and the Canal Zone:-
         Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability), not being insurances of the classifications to which the Nuclear Incident Exclusion Clause - Liability - Direct (Limited) applies.


This Policy*
                                                            does not apply:-
1 . Under any Liability Coverage, to injury, sickness, disease, death or destruction

         (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
         (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.


2. Under any medical Payments Coverage, or under any Supplementary Provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

3. Under any Liability Coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

         (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
         (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured, or

         (c) the injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

4.       As used in this endorsement:
         "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element of fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "NUCLEAR FACILITY" means

         (a)  any nuclear reactor,
         (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
         (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
         (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material. With respect to injury to or destruction of property, the word "INJURY" or "DESTRUCTION" includes all forms of radioactive contamination of property.
It is understood and agreed that, except as specifically provided in the foregoing to the contrary, this clause is subject to the terms, exclusions, conditions and limitations of the Policy to which it is attached.


*NOTE:- As respects policies which afford liability coverages and other forms of coverage in addition, the words underlined should be amended to designate the liability coverage to which this clause is to apply.

17/3/60
N.M.A. 1256

U.S.A.

        RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE - LIABILITY - DIRECT

           (Approved by Lloyd's Underwriters' Non-Marine Association)


For attachment (in addition to the appropriate Nuclear Incident Exclusion Clause - Liability - Direct) to liability insurances affording worldwide coverage.

In relation to liability arising outside the U.S.A. its Territories or Possessions, Puerto Rico or the Central Zone, this Policy does not cover any liability of whatsoever nature directly or indirectly caused by or contributed to by or arising from ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.


13/2/64
N.M.A. 1477

            Attaching to and forming part of Policy No. 757/DJ930041

                              THE GILLETTE COMPANY

                          AMENDED NOTIFICATION CLAUSE

                                    (270.01)



In consideration of the premium charged for this Policy, it is hereby understood and agreed that Clause V. NOTIFICATION A. is deleted and the following is substituted therefor:


         A. If during the Policy Period or Optional Extension Period, if applicable, any Claim is made against any Director or Officer, the Company and the Directors and Officers shall, as a condition precedent to their right to be reimbursed under this policy, give to Underwriters notice in writing as soon as practicable of any such Claim, but in no event later than sixty (60) days after the date the Corporate Risk Management department is aware of such Claim.




All other terms and conditions remain unchanged

                                  LINES CLAUSE



This Insurance, being signed for 64.950%, of 100% insures only that proportion of any loss, whether total or partial, including but not limited to that proportion of associated expenses, if any, to the extent and in the manner provided in this Insurance.

The percentages signed in the Table are percentages of 100% of the amount(s) of Insurance stated herein.


N.M.A. 2419

               (THIS IS AN APPLICATION FOR A CLAIMS MADE POLICY)

                              RENEWAL APPLICATION
                                      FOR
       DIRECTORS' AND OFFICERS' AND COMPANY REIMBURSEMENT INDEMNITY POLICY

NOTICE: THE POLICY FOR WHICH APPLICATION IS MADE (THE "POLICY"), SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS "COSTS, CHARGES, AND EXPENSES" ("AS DEFINED IN THE POLICY") AND "COSTS, CHARGES, AND EXPENSES" SHALL BE APPLIED TO THE RETENTIONS. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED UNDER THE POLICY.



GENERAL INSTRUCTIONS FOR COMPLETING THIS APPLICATION:

1 .      Please type or print in ink.

2. Please read carefully and answer all questions. If a question is not applicable, so state. If space is insufficient to answer any question fully, attach a separate sheet.

3.       The original Renewal Application must be submitted.

4. The Chairman of the Board or the President must sign and date this Renewal Application.

5.       This Renewal Application and all exhibits shall be held in confidence.

6. Please read the Policy for which application is made (the "Policy") prior to completing this Renewal Application.

7. The terms as used herein shall have the meaning stated in Paragraph II, Definitions, of the Policy.



1.       Name of Parent Company The Gillette Company

         Address -Prudential Tower Building
                      (Number)             (Street)

                 Boston                    MA               02199-3799
                 (City)                (State)              (Zip Code)

2.     The Parent Company has continuously been in business since

                 /  1901
         (Month)      (Year)


3.       The Parent Company has continually paid cash dividends on its:

         (a) Common Stock since 1905 (b) Preferred Stock since 12/31/90 (Series C).

5.       This Renewal Application and all exhibits shall be held in confidence.

6. Please read the Policy for which application is made (the "Policy") prior to completing this Renewal Application.

7. The terms as used herein shall have the meaning stated in Paragraph II, Definitions, of the Policy.



1.       Name of Parent Company The Gillette Company


         Address -Prudential Tower Building
                     (Number)               (Street)

                 Boston                          MA               02199-3799
                 (City)                          (State)          (Zip Code)



2.     The Parent Company has continuously been in business since

                   / 1901
         (Month)       (Year)


3.       The Parent Company has continually paid cash dividends on its:

         (a) Common Stock since 1905 (b) Preferred Stock since 12/31/90 (Series C).

5.     (c)     List all such Subsidiaries for which coverage is requested and the date created or acquired:
                                             --------------------------------

               Coverage requested for all - details on attached listing dated

               March 15, 1993, including the following subsidiaries in which

               The Gillette Company has an interest of 50% or less:

               Gillette Continental Trading 50%
               Intermaghreb (80% of 51% through Gillette Interlame S.A.) Shenmei Daily Use Co. 50%



6.     (a)     Does any person or entity (other than the Company) own 10% or more of any entity described in 5.(b) above?

                                                  Yes X         No _______

                If yes, give details: (as of March 15, 1993)

                Industry - Beteiligungs -
                  Gesellschaft mbH                 50%      Gillette Continental Trading Co.
                Societe Matron                     12%      Gillette Interlame
                Shanghai Razor Blade
                  Factory                          30%      Gillette (Shanghai) Limited
                House of Poddar                    19.9%    Indian Shaving Products
                Societe Matron                     29%      Intermaghreb
                Professeur M. Benomar              20%      Intermaghreb
                National Investment Trust          23.5%    Interpak Shaving Products
                E. Trismitro                       25%      P. T. Gillette Indonesia
                Leninets                           35%      Petersburg Products International
                Shenyang Daily Use
                  Metal Industry Co.               50%      Shenmei Daily Use Co.
                State Treasury of Poland           20%      Wizamet S.A.


         (b) Does any person or entity own 10% or more of any class of shares issued by the Parent Company?

                                                  Yes X         No _______

                If yes, give details:
                                     ---------------------------------------

                Berkshire Hathaway, Inc., 1440 Kiewit Plaza, Omaha, Nebraska, beneficially owns 24,000,000 shares of the company's common stock (10.9% of the outstanding common stock of the Company).

7.       (a)    Complete the following for each of the Parent Company's last four fiscal years (use consolidated figures):

                                                                    ($  Millions)

Year                                                  1992                  1991             1990           1989
Total Consolidated Assets                          4,189.9              $3,886.7          3,671.3        3,114.0
                                                   -------               -------          -------        -------

Current Assets                                     2,336.2               2,177.8          2,093.5        1,854.5
                                                   -------               -------          -------        -------

Current Liabilities                                1,560.8               1,484.6          1,307.9        1,061.3
                                                   -------               -------          -------        -------

Shareholders Equity                                1,496.4               1,157.1            265.4           70.0
                                                   -------               -------           ------          -----

Net Income                                           513.4                 427.4            367.9          284.7
                                                    ------                ------           ------         ------

Net Income Per Share                                  2.32                  1.94             1.60           1.35
                                                    ------                ------           ------         ------

Dividends Per Share                                    .72                   .62              .54            .48
                                                     -----                 -----            -----          -----

Sales/Revenues                                     5,162.8               4,683.9          4,344.6        3,818.5
                                                   -------               -------          -------        -------

Long Term Debt                                       554.2                 742.2          1,045.7        1,041.0
                                                    ------                ------          -------        -------

Short Term Debt                                      475.8                 460.0            370.3          340.7
                                                    ------                ------           ------         ------

         (b) Has the Company at any time over the last five years been in breach of any of its debts covenants or loan agreements?

                                        Yes ________                 No   X


8. Has the Company at any time over the last five years been involved in any policy dispute with any of its insurers (on any class of business)?

                                        Yes X                        No _______

                 If yes, give details: The Company was a plaintiff in a lawsuit against Seaboard Surety concerning coverage for an advertising liability claim. The lawsuit was settled in 1990.

9. Give details of the Company's current directors' and officers' insurance:

                 (1)              (2)              (3)              (4)              (5)
Insurer:       Lloyds          London Cos.       Aetna C&S          CODA             ACE
               ---------------------------------------------------------------------------------

Limit:         $10,000,000     $10,000,000       $20,000,000        $20,000,000      $10,000,000
               ---------------------------------------------------------------------------------

Period:        6/l/92-3        6/l/92-3          6/lZ92-3       11/21/92-6/01/95     6/01/92-3
               ---------------------------------------------------------------------------------

Retention:     $1,000,000      Corporate Reimbursement
               ---------------------------------------------------------------------------------

Annual
Premium:       $476,776        $180,013          $300,000           $143,000         $155,000
               ---------------------------------------------------------------------------------



10.      (a)     Has the Company under consideration at the present time or does it contemplate any acquisitions, tender offers or mergers?

                                           Yes _______             No    X

                 If yes, give details: Gillette purchased 100% of the stock of Parker Pen Holdings Limited on May 7, 1993. Refer to enclosed 8-K dated May 7, 1993 for details. None other publicly announced.





         (b) Complete the following for all acquisitions made over the last five years which have increased the total assets of the Company by 5% or more:


                                                                  Asset
                 Entity                  Date                     Value at                Purchase             Method of
                 Acquired                Acquired                 Date Acquired           Price                Payment
                 Parker Pen              May 7,1993               (Book Value                                  Borrowing
                 ----------              ----------               ------------            ------------         ------------

                 Holdings                                         (Approx.)                                    (Refer to
                 ----------              ----------               ------------            ------------         ------------

                 Limited                                          $220,000,000            $450,000,000         5/7/93 8-K
                 ----------              ----------               ------------            ------------         ------------

                                                                                                               For Details)
                 ----------              ----------               ------------            ------------         ------------

11. Has the Company ever repurchased its own shares at a price in excess of the market value at the time?

                                  Yes _______                No _______

         If yes, give details:  Please refer to previous Applications.





12. Has the Company at any time over the last five years changed its accountants or external general counsel?

                                  Yes _______                No   X

                 If yes, give details including reasons for changes:





13.      Has the Company:

         (a) filed within the past 18 months or contemplated filing within the next 12 months any registration statement with the Securities and Exchange Commission for a public offering of securities?

                                  Yes  X                     No _______

         If yes, furnish copy of prospectus.

                 See attached copies of (a) Press Release regarding a shelf registration dated November 24, 1992, which has not yet become effective and (b) Form S-8 filed December 23, 1992.

         (b) issued within the past 18 months or contemplated issuing within the next 12 months any share (common or otherwise)?

                                           Yes   X                 No _______

         If yes, give details:  See 1992 Annual Report financial

                 note regarding Common Stock and Additional Paid-In Capital (p.
                 33).





         14. The following officer of the Parent Company is designated to receive any and all notices from Underwriters of their authorized representative(s) concerning this insurance:

                          Lloyd B. Swaim, Vice President and Treasurer




15. List the date at the end of each of the last eight calendar quarters and the corresponding closing price for shares of the Parent Company's common stock:

                 DATE                       PRICE
                 06/30/91                   34 1/4
                -----------                ---------

                 09/30/91                   40 7/8
                -----------                ---------

                 12/31/91                   56 1/8
                -----------                ---------

                 03/31/92                   47 1/4
                -----------                ---------

                 06/30/92                   47 5/8
                -----------                ---------

                 09/30/92                   57 3/8
                -----------                ---------

                 12/31/92                   56 7/8
                -----------                ---------

                 03/31/93                   60 1/2
                -----------                ---------

16. Have any filings been made concerning the Company pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                  Yes _____                  No     x


17. Has the Company made any filing pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                  Yes _____                  No     x

         If yes, attach a copy of each such filing.



18. What percentage of the Parent Company's common stock was sold and purchased during the last 12 months? 53.15% (March 3, 1992 - 93)




19. The Company has not been involved in or had any knowledge of any pending anti-trust, price-fixing, tax, copyright, patent litigation or governmental regulatory or administrative proceedings except as follows (if answer is none, so state):

         1) Wilkinson Sword counter claim was dismissed as part of the resolution of antitrust proceedings related to the Wilkinson business in Europe.

         2)   Summary of Wafer Shave Claim was attached to '91 Application.

         3) The U.S. Tax Court ruled favorably on The Oral-B Tax matter mentioned in the 1992 Application. See P. 9 of the September 30, 1992 10-Q for details.

         4) Certain environmental proceedings in the U.S. arising out of operations. Management considers the potential liability to be immaterial.

         5)   See attached 8-K re purchase of Parker Pen Holdings Limited.

20. It is agreed that this Renewal Application is supplemental to Application(s) for all policies of which the Policy would be a renewal, and that such Application(s), together with the Renewal Application and any materials submitted herewith (which shall be retained on file by Underwriters and shall be deemed attached hereto, as if physically attached hereto) constitute the complete Application which shall be the basis of the Policy and will be attached to and become part of the Policy.


21. It is agreed that in the event there is any material change in the answers to the questions contained herein prior to the effective date of the Policy, the applicant will notify Underwriters and, at the sole discretion of Underwriters, any outstanding quotations may be modified or withdrawn.


22. Attached and made a part of this Renewal Application by reference are the following materials regarding the Parent Company: (a) two copies of the Last Annual Report to Stockholders (b) two certified copies of the provisions of the Charter or By-Laws covering Indemnification of Directors and Officers, and (c) two copies of the Notice to Stockholders and the Proxy Statement for either the last or the next annual meeting. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

23. The undersigned declares that to the best of his/her knowledge the statements herein are true. Signing of this Renewal Application does not bind the undersigned to complete the insurance, but it is agreed that this Renewal Application, shall be the basis of the contract should a Policy be issued, and this Renewal Application will be attached to and become a part of such Policy, if issued. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

                                      Signed /s/
                                              -----------------------------
                                                    Must be Signed By
                                            Chairman of the Board or President
                                                    of Parent Company


                                            Capacity Chairman of the Board and
                                                     Chief Executive Officer
                                                     -----------------------

                                            Company The Gillette Company
                                                     -----------------------

                                            Date May 28, 1993
                                                     -----------------------


                                            Submitted by
                                            (Agent)      -------------------


                                            Date
                                                 ---------------------------

[SEAL]

The Table of Syndicates referred to on the face of this Policy follows:

FOR LPSO USE ONLY          BROKER       LPSO No. & DATE              FOR LPSO USE ONLY         BROKER        LPSO No. & DATE
                            0757         61104 051 08193               UX01  0908                0757         61104 051 08193
            343                                                                   344
___________________________________________________________________________________________________________________________________
AMOUNT, PERCENTAGE        SYNDICATE       UNDERWRITER'S   PAGE        AMOUNT, PERCENTAGE       SYNDICATE      UNDERWRITER'S    PAGE
  OR PROPORTION                            REFERENCE       1            OR PROPORTION                           REFERENCE       2

PERCENT                                                                   PERCENT
12.50                   1068                  9300793DOGBH                 1.00                    923          QD567K93B64F
 1.00                   1145                  681X35406X93                 0.75                    724          NA4395326M21
 6.00                   1038                  9300770DOGA1                 0.35                   1003          LTXSM0203010
 2.00                    219                  954P3137                     0.05                    573          81230531WNY
 6.00                    219                  254P3137                     1.50                    435          13500400
 4.00                     79                  322FB402564B                10.00                   1067          9360458DOGA1
 5.00                    406                  C14XWD05003B                 0.50                   1066          9300154DOGA1
 7.50                   1173                  ALDTAA40903E
 1.50                    205                  481NO2228BNA                          THE LIST OF UPDERWRITING MEMBERS
 1.00                   1047                  Y0147Z93A                               OF LLOYDS IS NUMBERED 1993/  8
 1.00                    588                  11E23291PO3
 1.00                    375                  7233NO9326NN
 1.00                    204                  079504220001
 0.30                    212                  079504220001
 1.00                    947                  QD567K93A64X
___________________________________________________________________________________________________________________________________
TOTAL LINE              NO. OF SYND.          FOR LPSO USE ONLY             TOTAL LINE           NO. OF SYND.     FOR LPSO USE ONLY
                                                                          64.95                      22         NUX5  14716

                           COMPANIES INSURANCE POLICY

WHEREAS the Assured named in the Schedule having paid the Premium specified in the Schedule to Us, the Insurance Companies subscribing to this Policy (hereinafter collectively referred to as the "Insurers"), to insure against loss as stated herein during the period of insurance stated in the Schedule.


NOW KNOW YE that We the Insurers do hereby bind ourselves each COMPANY for itself and not one for another, to pay or make good to the Assured or the Assured's Executors, Administrators and Assigns, all such loss not exceeding the sum insured or other limits as stated in the Schedule that the Assured may sustain during the said period after such loss is proved and that the liability of each of Us, the Insurers, shall be limited to the individual proportion set against our name.


Warranted that this policy shall run concurrently with and shall be subject to the same gross rate, terms, conditions, definitions and Endorsements, if any, approved by the Insurers, appearing in the Policy numbered and subscribed by the Warranty Underwriters/Company stated in the Schedule and covering the identical subject matter and risk.


If the Assured shall make any claim knowing the same to be false or fraudulent as regards amount or otherwise this Policy shall become void and all claim hereunder shall be forfeited.


IN WITNESS whereof I, being a representative of the Leading Company and authorized by the said Company and by all other Companies appearing hereon to sign this Policy on their behalf, have hereunto subscribed my name this 16th day of August, 1993.


[SEAL]

                                                         POLICY NO: 757/DJ930041


                                  THE SCHEDULE



THE NAME OF THE ASSURED:                    THE GILLETTE COMPANY

OF:                                         Prudential Tower Building,
                                            Boston, MA 02199, USA




PREMIUM:                                    US$7,875.00 Part of US$175,000.00




LIMIT OF LIABILITY:                         US$10,000,000 in the aggregate
                                            each Policy year

                                            which is excess of
                                            US$10,000,000 in the aggregate
                                            each Policy year.

                                            Which is excess of: -

                                            US$NIL/US$NIL Directors and
                                            Officers Liability

                                            US$1,000,000 Reimbursement
                                            Liability.



THE PERILS AND
INTEREST INSURED:                           Excess Directors and Officers
                                            Liability and Excess Reimbursement
                                            for Directors and Officers
                                            Liability.
                                            As more fully set forth in the
                                            co-insuring Lloyd's Policy.



PERIOD OF INSURANCE:                        FROM: 1st June 1993 TO: 1st June
                                            1994
                                            Both days at 12.01 a.m.
                                            standard time.

DETAILS OF WARRANTY POLICY:                 NUMBER: 757/DJ930041
                                            WARRANTY UNDERWRITERS: Certain
                                            Underwriting members at Lloyd's of
                                            London.




This Policy, being for 4.5000% of 100% insures its pro-rata proportion of the Limit of Liability as set forth above and the individual proportions signed hereon are percentages of the Limit of Liability as set forth above.

- ------------------------------------------------------------------------------
The Insurers                   Proportion     Reference
- ------------------------------------------------------------------------------
COMMERCIAL UNION
ASSURANCE COMPANY PLC              1.5000%     A9235596
(THE LEADING COMPANY)

UNITED NATIONAL
INSURANCE COMPANY
(PER HARRIS & DIXON
LTD)                               3.0000%     NR933316

                           COMPANIES INSURANCE POLICY

WHEREAS the Assured named in the Schedule having paid the Premium specified in the Schedule to Us, the Insurance Companies subscribing to this Policy (hereinafter collectively referred to as the "Insurers"), to insure against loss as stated herein during the period of insurance stated in the Schedule.


NOW KNOW YE that We the Insurers do hereby bind ourselves each COMPANY for itself and not one for another, to pay or make good to the Assured or the Assured's Executors, Administrators and Assigns, all such loss not exceeding the sum insured or other limits as stated in the Schedule that the Assured may sustain during the said period after such loss is proved and that the liability of each of Us, the Insurers, shall be limited to the individual proportion set against our name.


Warranted that this policy shall run concurrently with and shall be subject to the same gross rate, terms, conditions, definitions and Endorsements, if any, approved by the Insurers, appearing in the Policy numbered and subscribed by the Warranty Underwriters/Company stated in the Schedule and covering the identical subject matter and risk.


If the Assured shall make any claim knowing the same to be false or fraudulent as regards amount or otherwise this Policy shall become void and all claim hereunder shall be forfeited.


IN WITNESS whereof I, being a representative of the Leading Company and authorized by the said Company and by all other Companies appearing hereon to sign this Policy on their behalf, have hereunto subscribed my name this 20th day of August, 1993





                     THREADNEEDLE INSURANCE COMPANY LIMITED
                     /s/

                                                         POLICY NO: 757/DJ930041


                                  THE SCHEDULE



THE NAME OF THE ASSURED:                    THE GILLETTE COMPANY

OF:                                         Prudential Tower Building,
                                            Boston, MA 02199, USA


PREMIUM:                                    US$437.50 Part of US$175,000.00




LIMIT OF LIABILITY:                         US$10,000,000 in the aggregate each
                                            Policy year

                                            which is excess of US$10,000,000
                                            in the aggregate each Policy year.

                                            Which is excess of:-

                                            US$NIL/US$NIL Directors and Officers
                                            Liability.

                                            US$1,000,000 Reimbursement
                                            Liability.



THE PERILS AND
INTEREST INSURED:                           Excess Directors and Officers
                                            Liability and Excess Reimbursement
                                            for  Directors and Officers
                                            Liability.
                                            As more fully set forth in the
                                            co-insuring Lloyd's Policy.



PERIOD OF INSURANCE:                        FROM:  1st June 1993 TO:  1st June
                                            1994
                                            Both days at 12.01 a.m.
                                            standard time.

DETAILS OF WARRANTY POLICY:                 NUMBER: 757/DJ930041
                                            WARRANTY UNDERWRITERS: Certain
                                            Underwriting members at Lloyd's of
                                            London.




This Policy, being for 0.2500% of 100% insures its pro-rata proportion of the Limit of Liability as set forth above and the individual proportions signed hereon are percentages of the Limit of Liability as set forth above.

- -------------------------------------------------------------------------------

THE INSURERS                    PROPORTION      REFERENCE

- -------------------------------------------------------------------------------

THREADNEEDLE INSURANCE
COMPANY LTD                     0.2500%         25936043600

                           COMPANIES INSURANCE POLICY

WHEREAS the Assured named in the Schedule having paid the Premium specified in the Schedule to Us, the Insurance Companies subscribing to this Policy (hereinafter collectively referred to as the "Insurers"), to insure against loss as stated herein during the period of insurance stated in the Schedule.


NOW KNOW YE that We the Insurers do hereby bind ourselves each COMPANY for itself and not one for another, to pay or make good to the Assured or the Assured's Executors, Administrators and Assigns, all such loss not exceeding the sum insured or other limits as stated in the Schedule that the Assured may sustain during the said period after such loss is proved and that the liability of each of Us, the Insurers, shall be limited to the individual proportion set against our name.


Warranted that this policy shall run concurrently with and shall be subject to the same gross rate, terms, conditions, definitions and Endorsements, if any, approved by the Insurers, appearing in the Policy numbered and subscribed by the Warranty Underwriters/Company stated in the Schedule and covering the identical subject matter and risk.


If the Assured shall make any claim knowing the same to be false or fraudulent as regards amount or otherwise this Policy shall become void and all claim hereunder shall be forfeited.


IN WITNESS whereof I, being a representative of the Leading Company and authorized by the said Company and by all other Companies appearing hereon to sign this Policy on their behalf, have hereunto subscribed my name this 26th day of August, 1993




/s/

[SEAL]

                                                         POLICY NO: 757/DJ930041


                                  THE SCHEDULE



THE NAME OF THE ASSURED:                    THE GILLETTE COMPANY

OF:                                         Prudential Tower Building,
                                            Boston, MA 02199, USA




PREMIUM:                                    US$11,375.00 Part of US$175,000.00




LIMIT OF LIABILITY:                         US$10,000,000 in the aggregate
                                            each Policy year.

                                            Which is excess of US$10,000,000 in
                                            the aggregate each Policy year.

                                            Which is excess of:-

                                            US$NIL/US$NIL Directors and
                                            Officers Liability

                                            US$1,000,000 Reimbursement
                                            Liability.



THE PERILS AND
INTEREST INSURED:                           Excess Directors and Officers
                                            Liability and Excess Reimbursement
                                            for Directors and Officers
                                            Liability.
                                            As more fully set forth in the
                                            co-insuring Lloyd's Policy.



PERIOD OF INSURANCE:                        FROM: 1st June 1993 TO: 1st June
                                            1994
                                            Both days at 12.01 a.m.
                                            standard time.

DETAILS OF WARRANTY POLICY:                 NUMBER: 757/DJ930041
                                            WARRANTY UNDERWRITERS: Certain
                                            Underwriting members at Lloyd's of
                                            London.



This Policy, being for 6.500% of 100% insures its pro-rata proportion of the Limit of Liability as set forth above and the individual proportions signed hereon are percentages of the Limit of Liability as set forth above.

/s/

26 Aug. 93

- --------------------------------------------------------------------------------

THE INSURERS                    PROPORTION       REFERENCE

- --------------------------------------------------------------------------------

CHUBB INSURANCE COMPANY
OF EUROPE                        6.500%           81424330


[SEAL]

/s/

26 Aug. 93

J (A) FORM

                     THE INSTITUTE OF LONDON UNDERWRITERS


                                     [LOGO]


                               COMPANIES POLICY





WE, THE COMPANIES, hereby agree, in consideration of the payment to us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss damage liability or expense in the proportions and manner hereinafter provided. Each Company shall be liable only for its own respective proportion.
If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

IN WITNESS whereof the General Manager and Secretary of The Institute of London Underwriters has subscribed his name on behalf of each Company.




                    /s/
                    ........................................
                    CHIEF EXECUTIVE
                         General Manager and Secretary
                      The Institute of London Underwriters

SCHEDULE


POLICY NUMBER             757/DJ930041



NAME AND ADDRESS
OF THE ASSURED            THE GILLETTE COMPANY
                          Prudential Tower Building
                          Boston
                          MA 02199
                          USA


THE PERIOD OF
INSURANCE                 From 1st June 1993 to 1st June 1994 at 12.01 a.m.
                          Standard Time at the address stated above.



THE RISK AND SUM
INSURED HEREUNDER         Excess Directors and Officers Liability and
                          Excess Reimbursement for Directors and Officers
                          Liability.
                          As more fully set forth in the co-insuring Lloyd's policy.


                          0.500% of
                          US$10,000,000 in the aggregate each Policy year.

                          Excess of: -

                          US$10,000,000 in the aggregate each Policy year.

                          Excess of: -

                          US$Nil/US$Nil Directors and Officers Liability.

                          US$1,000,000 Reimbursement Liability.

Warranted that this Policy shall run concurrently with, and shall be subject to the same terms, conditions, limitations and endorsements as are more fully set forth in or as may be added to Policy No.757/DJ930041 subscribed by Lloyd's Underwriters covering the identical subject matter and risk.



PREMIUM                   US$875.00 part of US$175,000.00

[STAMP] THE INSTITUTE OF LONDON UNDERWRITERS



                                  ILU REFERENCE    PMC 93 223157   24 8 93

PROPORTION       CODE                      COMPANY AND REFERENCE

0.5000000        3030/01/8        SPHERE DRAKE INSURANCE PLC NO 1. A/D
                                  93LJBTD07814





                            TOTAL (T) or FORWARD (F)

0,5000000% T

                                  LIRMA POLICY

         IN CONSIDERATION of the Insured named in the Schedule hereto having paid or promised to pay the premium stated in the said Schedule to the Insurers named herein who have hereunto subscribed their names ("the Insurers").

         THE INSURERS HEREBY SEVERALLY AGREE each for the proportion set against its own name to indemnify the Insured or the Insured's Executors and Administrators against loss, damage or liability to the extent and in the manner set forth herein. Provided that the aggregate liability of the Insurers shall not exceed the Sum Insured or other limits as are set forth in the Schedule.

         If the Insured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

         IN WITNESS WHEREOF the Director of Policy Signing Services of LONDON INSURANCE AND REINSURANCE MARKET ASSOCIATION ("LIRMA") has subscribed his name on behalf of each of the LIRMA Companies and (where the Companies Collective Signing Agreement ("CCSA") is being implemented) on behalf of the Leading CCSA Company which is a LIRMA member and authorised to sign this Policy (either itself or by delegation to LIRMA) on behalf of all the other CCSA Companies.


Signed  /s/
      ...............................................
         Director of Policy Signing Services


Date as in the Schedule.

                                                      DATE: 20th July 1993
                                                      POLICY NO: 757/DJ930041



                                  THE SCHEDULE

THE INSURED:                           THE GILLETTE COMPANY


PREMIUM:                               US$40,775.00 Part of US$175,000.00


LIMITS OF LIABILITY:                   23.300% of
                                       US$10,000,000 in the aggregate each
                                       Policy year.

                                       Excess of: -

                                       US$10,000,000 in the aggregate each
                                       Policy year.

                                       Excess of: -

                                       US$NIL/US$NIL Directors and Officers
                                       Liability

                                       US$1,000,000 Reimbursement Liability.

THE INTEREST INSURED:                  Excess Directors and Officers Liability
                                       and Excess Reimbursement for Directors
                                       and Officers Liability.
                                       As more fully set forth in the
                                       co-insuring Lloyd's policy.

PERIOD OF INSURANCE

FROM: 1st June 1993 TO: 1st June 1994 BOTH DAYS AT 12.01 A.M. LOCAL STANDARD TIME AND FOR SUCH FURTHER PERIOD OR PERIODS AS MAY BE MUTUALLY AGREED.



                               COINSURANCE CLAUSE

         It is warranted that this Policy shall run concurrently with and be subject to the same terms, provisions, and limitations as are contained in Policy No. 757/DJ930041 issued by certain underwriting members at Lloyd's of London covering the identical subject matter and risk.

                           LIRMA
                           COMPANY
THE INSURERS               NUMBER        PROPORTION       REFERENCE
- --------------------------------------------------------------------------
CNA REINSURANCE
OF LONDON LTD              C4009          5.0000%         3546391

AEGON INS CO.
(UK) LTD                   E2001          1.0000%         K01SC301540093G

ZURICH REINSURANCE
(UK) LTD                   Z4508          8.3300%         Z67115993193

NEW HAMPSHIRE
INS CO.                    N4395          8.9700%         3370002393






                                           --------

                                           23.300%

                                           --------

[LOGO]   THIS IS AN EXCESS CLAIMS MADE POLICY WITH EXPENSES INCLUDED IN
                            THE LIMIT OF LIABILITY.

                    PLEASE READ THE ENTIRE POLICY CAREFULLY.

                     THE AETNA CASUALTY AND SURETY COMPANY
   DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT LIABILITY EXCESS POLICY
                                  DECLARATIONS


                                                                   POLICY NUMBER
                                                          095 LB 100 654 391 BCA

NOTICE: THIS POLICY, SUBJECT TO ALL TERMS, CONDITIONS AND LIMITATIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE OR DEEMED MADE PURSUANT TO THE TERMS HEREOF AGAINST THE INSUREDS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE EXPENSES. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND ANY OF THE INSUREDS.

ITEM  1.   PARENT ORGANIZATION NAME AND PRINCIPAL ADDRESS:               ITEM 2. POLICY PERIOD:
The Gillette Company                                                     (a) From 6/1/1993
Prudential Tower Building                                                (b) To   6/1/1994
Boston, MA 02199                                                         at 12:01 a.m. Standard Time both dates
                                                                         at the Principal Address in Item 1.

ITEM 3.    LIMIT OF LIABILITY (Inclusive of DEFENSE EXPENSES):
           $20,000,000.00 maximum aggregate Limit of Liability for the POLICY PERIOD.
ITEM 4.    SCHEDULE OF UNDERLYING POLICIES
a.  Primary Policy
           UNDERWRITER            POLICY NUMBER          LIMIT                         RETENTION
    Lloyd's of London             727/DJ930040           $10,000,000.00        $0.00/$0.00/$1,000,000.00

    Other Policy(ies), if any:
           UNDERWRITER(S)         POLICY NUMBER(S)       LIMIT(S)                      RETENTION(S)
    Lloyd's of London             727/DJ930041           $10,000,000.00


ITEM 5.    PREMIUM:
$300,000.00 one year prepaid premium.
ITEM 6. NOTICE REQUIRED TO BE GIVEN TO THE UNDERWRITER SHALL BE ADDRESSED TO Vice President of Claims
   Executive Risk Management Associates
   P. 0. Box 2002
   Simsbury, CT. 06070
ITEM 7.    ENDORSEMENTS ATTACHED AT ISSUANCE
X-301.0
X-401.0




THESE DECLARATIONS, THE COMPLETED SIGNED APPLICATION AND THE POLICY WITH ENDORSEMENTS SHALL CONSTITUTE THE CONTRACT BETWEEN THE INSUREDS AND THE UNDERWRITER.
THE AETNA CASUALTY AND SURETY COMPANY By (Attoney-in-Fact)

02/03/1994
                                            /s/
                                 INSURED'S COPY



F-1727-A (12-90)

                                  ENDORSEMENT


         To be attached to and form part of Policy No.
095 LB 100 654 391 BCA, issued to THE GILLETTE COMPANY.

         In consideration of the premium charged, the Underwriter shall not be liable to make any payment for loss in connection with any claim made against any of the Insureds based on, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving:

         (a)     any prior and/or pending litigation as of 11-21-87; or

         (b) any fact, circumstance or situation underlying or alleged in any prior and/or pending litigation as of 11-21-87.





         All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit of Liability set forth in Item 3 of the Declarations.



Complete Only When This Endorsement Is Not Prepared With The Policy Or Is Not To Be Effective With The Policy.

Effective Date Of This Endorsement:

                                        THE AETNA CASUALTY AND SURETY COMPANY


                                        By:
                                           -------------------------------------
                                                      Attorney-In-Fact


X-301.0                                     Endorsement No.  1
(11-89)

                                  ENDORSEMENT


         To be attached to and form part of Policy No.
095 LB 100 654 391 BCA, issued to THE GILLETTE COMPANY.

         In consideration of the premium charged, the phrase "thirty (30) days" in the fourth line of the first paragraph of Section XI is amended to read "sixty (60) days."

         All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit of Liability set forth in Item 3 of the Declarations.





Complete Only When This Endorsement Is Not Prepared With The Policy Or Is Not To Be Effective With The Policy.


Effective Date Of This Endorsement:

                                  THE AETNA CASUALTY AND SURETY COMPANY


                                  By:
                                     ------------------------------------------
                                                   Attorney-In-Fact





X-401.0
(11-89)                                                        Endorsement No. 2

AETNA
                                           The Aetna Casualty and Surety Company
                                           Hartford, Connecticut 06156
                                           (Herein referred to as Underwriter)

                              RENEWAL APPLICATION

                     DESIGNATED INSURED PERSONS AND COMPANY
                            REIMBURSEMENT INSURANCE

                   USE THIS FORM FOR ALL RENEWALS EXCEPT DEPOSITORY INSTITUTIONS

NOTICE: THE POLICY FOR WHICH RENEWAL APPLICATION IS MADE, SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) FIRST MADE OR DEEMED MADE AGAINST THE "INSURED PERSONS" (AS DEFINED IN THE POLICY) DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES" (AS DEFINED IN THE POLICY), AND SUCH DEFENSE EXPENSES SHALL BE SUBJECT TO THE DEDUCTIBLE AMOUNT. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND THE INSURED PERSONS.

COMPLETE AND CORRECT INFORMATION MUST BE SUPPLIED BY THE APPLICANT WHETHER OR NOT SUCH INFORMATION IS DEEMED CONFIDENTIAL BY THE APPLICANT. THIS APPLICATION IS DIVIDED INTO THREE SECTIONS (A, B, AND C). PART B IS DETACHABLE AND MAY BE SENT UNDER SEPARATE COVER.

A 1.     a)      Name of Applicant:  The Gillette Company
                 (whenever used, Applicant shall mean the Parent Corporation)

         b)      Principal address: Prudential Tower Building
                                    Boston, MA 02199

         c)      State of incorporation or charter: Delaware

         d) Name and title of the officer of the Applicant designated as the representative to receive notices from the Underwriter on behalf of all persons and entities proposed for this insurance:

                 Lloyd B. Swaim, Vice President and Treasurer

         e) Total consolidated assets and liabilities of Applicant and all Subsidiaries as of the close of the most recent quarter:

                 Assets $ 4,189,900,000 - Liabilities $ 2,693,500,000 Date:
                 12/31/92


A 2.     a)      Has the Applicant increased or decreased the amount of, or suspended the payment of, dividends on its preferred or common stock since the date of the last application for directors and officers liability insurance? X Yes __ No

                 If yes, explain in an attachment to this application. (See April 15, 1993 Press Release and 1992 Annual Report.)

         b) Provide the price per share and closing P/E ratio for the Applicant's common stock for each quarter of the last four quarters:

                 1st Quarter             2nd Quarter            3rd Quarter            4th Quarter
                 -----------             -----------            -----------            -----------
        Year  High    Low     P/E    High    Low     P/E    High    Low     P/E    High    Low     P/E
        ----  ----    ---     ---    ----    ---     ---    ----    ---     ---    ----    ---     ---
        1992  54 7/8  46 3/8  23.8   52 1/2  43 7/8  22.5   58 3/4  47 1/2  25.7   61 1/4  54 1/2  24.5
        ----  ------  ------  ----   ------  ------  ----   ------  ------  ----   ------  ------  ----

A 3.     a)      If not provided in the annual report to shareholders or the proxy statement, provide a list of the names and affiliations of all directors of the Applicant and the names and official titles of all officers of the Applicant in an attachment to this application.

         b) Describe any changes in the board of directors or senior management of the Applicant since the date of the last annual report.

                 Mr. Michael B. Gifford elected to Board of Directors



A 4. Has the Applicant changed its outside legal counsel within the last 12 months? If so, give details:
                 No


A 5. Has the Applicant changed its outside auditors within the last 12 months? It so give details:
                 No


A 6. If permitted under state law or statute, has the Applicant adopted a provision limiting the personal liability of its directors?
         X Yes  __ No   ___ Not Permitted


A 7. Has the board of directors established formal, written policies and procedures for reporting claims against directors or officers of the Applicant or claims against the Applicant that are periodically reviewed? ___Yes X No

         If yes, provide complete claims details in an attachment to this application.

A 8.     a)      Does the Applicant have an internal audit procedure?
                 X Yes ___ No

                 If yes, and if not previously described in the application for the policy as to which the coverage applied for now would be a renewal, describe the audit procedure in detail, in a separate attachment to this application. 1993 Audit Plan attached.

         b) Are there any significant areas in the audit procedures of the Applicant that the outside auditors have criticized, or recommended changing that have not been changed?
                 __ Yes  X No

                 If yes, provide details in an attachment to this application.

         c) Are any members of the audit committee of the board of directors also officers of the Applicant?
                 ___ Yes  X No

                 If yes, specify names, titles and operational responsibilities:



         d) How often has the audit committee met in the last 12 months? 4 times (1992)

         e) Have there been any changes in the procedures of the audit committee since the date of the last application for directors and officers liability insurance with respect to the following:

                 (i) The head of the audit committee or of the audit department; No
                 (ii) The composition of the audit committee or the audit department; or Yes
                 (iii)    The scope of the audit procedures.  No

                 If yes, provide details in a separate attachment to this application.

                 (ii) Current committee consists of Mr. Steta, Mr. Buffet, Mrs. Goldberg, Mr. Gantz, Mr. Gifford, and Mr. Turley. Mr. Trowbridge is no longer a member of the committee.

B 1 As an attachment to this application, provide the names and number of shares for all persons or entities that presently own or control or have stated the intention to acquire, of record or beneficially, more than 5% of the Applicant's outstanding stock. If not applicable or if there has been no change since the last available notice of shareholders meeting and proxy statement, indicate here.
                           Berkshire Hathaway Inc. - 24,000,000 shares - (10.9%)

B 2. If the Applicant is a cooperative or mutual association, has a conversion of cooperative or mutual ownership to stock ownership been considered or concluded in the past or is such a conversion being considered for implementation to occur within the next 12 months?
         __Yes   __No   X Not Applicable

         If yes, attach a copy or a draft of the official circular.

B 3. State whether the Applicant or any Subsidiary has in the past 12 months contemplated or agreed to, or contemplates within the next 12 months, any of the following, whether or not such transactions were or will be completed in such period (if yes, describe the terms or each such transaction in an attachment to this application):

         a) Merger or consolidation with another entity whose assets prior to such merger or consolidation exceed 10% of the Applicant's consolidated assets. ___ Yes ___ No None Publicly Announced

         b) Acquisition or disposition of any assets or stock of any other corporation or interests in any partnership or joint venture where such acquisition or disposition increased or decreased or would increase or decrease the Applicant's consolidated
                 assets by more than 10%. ___ Yes ___ No   None Other Publicly
                 See 8-K re acquisition of stock of        Announced
                 Parker Pen Holdings Limited.

         c) Sale, distribution or divestiture of any assets other than in the ordinary course of business involving more than 10% of Applicant's consolidated assets. __Yes __ No None Publicly
                                                                Announced

         d) Reorganization or arrangement with creditors under federal or state law. ___ Yes X No

         e) Borrowing of funds or incurring indebtedness where the transaction increased, or would increase,the Applicant's consolidated liabilities by 10% or more. X Yes ___ No See Press Release dated November 24, 1992, re shelf registration for issuance of debt securities.

         (f)     (i)      Placing anti-takeover provisions in the Applicant's
                          certificate of incorporation or by-laws.
                          ___ Yes   X  No
                 (ii)     if yes, describe each such provision.

                 (iii)    If yes, have such provisions been approved by the
                          shareholders?   ___ Yes   ___ No

B 4. Has the Applicant or any Subsidiary filed or contemplated filing any registration statement for an offering of securities with any governmental authority within the past 18 months or within the next 12
         months?   X Yes  ___ No See B3(e) above and attached form S-8 filed
         December 23, 1992.

                 Also, registration statements may be filed in the future with reference to shares issued to fulfill the requirements of stockholder approved employee benefit plans.

B 5. Does the Applicant or any Subsidiary have any contingent liabilities that exceed 10% of the Applicant's consolidated stockholders' equity other than those disclosed in the financial statements submitted with
         this application?  ___ Yes   X No


         If yes, provide complete details in an attachment to this application.

B 6. Has the Applicant or any Subsidiary within the last 12 months acquired or considered the acquisition of any of its own securities?
         ___ Yes  X No

C 1.     Have there been any fidelity bond claims greater than $100,000 in the
         past 12 months?  __ Yes   X No

         If yes, provide details in an attachment to this application.

C 2. As part of this application, submit the following documents with respect to the Applicant:

         a) Last annual report including audited financial statements with all notes and schedules.
         b) Quarterly reports to shareholders subsequent to the last annual report to shareholders.
         c) Latest 1O-K report, 10-Q reports flied subsequent to the last annual report, and any 8-K reports filed with the SEC within the last 12 months.
         d) The text of any presentation, together with all supporting documents, by management to securities analysts in the last 12 months.
                 Text of the Chairman of the Board's April 15, 1993 Annual Meeting presentation submitted in lieu of the requested information.
         e) Any reports prepared by outside financial analysts or consultants within the past 12 months. Examples of recent reports attached.
         f) Latest CPA letter to management on internal controls and any written response thereto. Summary of 1991 KPMG letters attached. Summary of 1992 letters will be available after June 1, 1993.
         g)      Most recent prospectus.
         h) Last notice of regular shareholders meeting and all notices of any special shareholders meetings, with accompanying proxy statements.
         i) Indemnification provision in the certificate of incorporation or corporate by-laws.

C 3. As part of this application, submit a schedule of all material litigation with a brief description of each case filed within the last 12 months or since the date of the last application for directors and officers liability insurance, as well as any adverse judgments that have been rendered against the Applicant or any of its Subsidiaries in the past 12 months.

                 See 1992 Form 10-K - Item 3

C 4. Has any director or officer of the Applicant or any Subsidiary been charged with or convicted of any criminal act within the last 12 months, or is any director or officer the subject of any pending
         criminal or administrative investigation? __ Yes   X No  Based on
         annual survey of Corporate Directors and certain key Corporate
         Officers.

         If yes, provide details as an attachment to this application.


THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT TO THE BEST OF HIS/HER KNOWLEDGE THE STATEMENTS HEREIN ARE TRUE. SIGNING THIS APPLICATION DOES NOT BIND THE UNDERSIGNED TO COMPLETE THE INSURANCE BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND THIS APPLICATION WILL BECOME A PART OF SUCH POLICY, IF ISSUED, AND WILL BE ATTACHED THERETO. THE UNDERWRITER IS HEREBY AUTHORIZED TO MAKE ANY INVESTIGATION AND INQUIRY IN CONNECTION WITH THIS APPLICATION AS IT MAY DEEM NECESSARY.

SUBMISSION OF THIS APPLICATION DOES NOT BIND THE UNDERWRITER TO ISSUE ANY COVERAGE; HOWEVER, IT IS AGREED THAT THIS APPLICATION AND ANY MATERIALS SUBMITTED HEREWITH, TOGETHER WITH THE APPLICATION DATED November 18, 1987 , ARE THE BASIS FOR ISSUANCE OF ANY POLICY WHICH MAY BE ISSUED TO THE APPLICANT BY THE UNDERWRITER PURSUANT TO THIS APPLICATION.

IT IS AGREED THAT IN THE EVENT THERE IS ANY MATERIAL CHANGE IN THE ANSWERS TO THE QUESTIONS CONTAINED HEREIN PRIOR TO THE EFFECTIVE DATE OF THE POLICY, THE APPLICANT WILL NOTIFY THE UNDERWRITER AND, AT THE SOLE DISCRETION OF THE UNDERWRITER, ANY OUTSTANDING QUOTATIONS MAY BE MODIFIED OR WITHDRAWN.

AETNA
                                           The Aetna Casualty and Surety Company
                                                     Hartford, Connecticut 06156
                                             (Herein referred to as Underwriter)

                              RENEWAL APPLICATION

                     DESIGNATED INSURED PERSONS AND COMPANY
                            REIMBURSEMENT INSURANCE

         USE THIS FORM FOR ALL RENEWALS EXCEPT DEPOSITORY INSTITUTIONS

NOTICE: THE POLICY FOR WHICH RENEWAL APPLICATION IS MADE, SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) FIRST MADE OR DEEMED MADE AGAINST THE "INSURED PERSONS" (AS DEFINED IN THE POLICY) DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES" (AS DEFINED IN THE POLICY), AND SUCH DEFENSE EXPENSES SHALL BE SUBJECT TO THE DEDUCTIBLE AMOUNT. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND THE INSURED PERSONS.

COMPLETE AND CORRECT INFORMATION MUST BE SUPPLIED BY THE APPLICANT WHETHER OR NOT SUCH INFORMATION IS DEEMED CONFIDENTIAL BY THE APPLICANT. THIS APPLICATION IS DIVIDED INTO THREE SECTIONS (A, B, AND C). PART B IS DETACHABLE AND MAY BE SENT UNDER SEPARATE COVER.

A 1.     a)      Name of Applicant: The Gillette Company
                 (whenever used, Applicant shall mean the Parent Corporation)

         b)      Principal address: Prudential Tower Building
                                    Boston, MA 02199

         c)      State of incorporation or charter:  Delaware

         d) Name and title of the officer of the Applicant designated as the representative to receive notices from the Underwriter on behalf of all persons and entities proposed for this insurance:

                          Lloyd B. Swaim, Vice President and Treasurer

         e) Total consolidated assets and liabilities of Applicant and all Subsidiaries as of the close of the most recent quarter:

                 Assets $ 3,887,000,000 Liabilities $ 2,730,000,000 Date:
                 12/31/91


A 2.     a)      Has the Applicant increased or decreased the amount of, or suspended the payment of, dividends on its preferred or common stock since the date of the last application for directors and officers liability Insurance? X Yes __ No

                 If yes, explain in an attachment to this application. (See Attachments re increase.)

         b) Provide the price per share and closing P/E ratio for the Applicant's common stock for each quarter of the last four quarters:


              1st Quarter 1991*       2nd Quarter 1991*      3rd Quarter 1991        4th Quarter 1991
              -----------             ----------------       -----------             ----------------
        Year  High    Low     P/E    High    Low     P/E    High    Low     P/E    High    Low     P/E
        ----  ----    ---     ---    ----    ---     ---    ----    ---     ---    ----    ---     ---
        1991  39 3/8  28 1/8  22.2   40 3/8  33 1/2  19.2   44 1/4  33 7/8  22.5   56 1/8  37 3/4  28.9
        ----  ------  ------  ----   ------  ------  ----   ------  ------  ----   ------  ------  ----



        * After 2 for 1 stock split effective 05/01/91.

A 3.     a)      If not provided in the annual report to shareholders or the proxy statement, provide a list of the names and affiliations of all directors of the Applicant and the names and official titles of all officers of the Applicant in an attachment to this application.

         b) Describe any changes in the board of directors or senior management of the Applicant since the date of the last annual report.

                          Mr. Wilbur H. Gantz elected to Board of Directors


A 4. Has the Applicant changed its outside legal counsel within the last 12 months? If so, give details:
                          No

A 5. Has the Applicant changed its outside auditors within the last 12 months? If so give details:
                          No


A 6. If permitted under state law or statute, has the Applicant adopted a provision limiting the personal liability of Its directors? X Yes
         __ No  __ Not Permitted


A 7. Has the board of directors established formal, written policies and procedures for reporting claims against directors or officers of the Applicant or claims against the Applicant that are periodically reviewed? __ Yes X No

         If yes, provide complete claims details In an attachment to this application.

A 8.     a)      Does the Applicant have an internal audit procedure?  X Yes
                 __ No

                 If yes, and if not previously described in the application for the policy as to which the coverage applied for now would be a renewal, describe the audit procedure in detail, in a separate attachment to this application. 1992 Audit Plan attached.

         b) Are there any areas in the audit procedures of the Applicant that the outside auditors have criticized, or recommended changing that have not been changed? __ Yes X No

                 If yes, provide details in an attachment to this application.

         c) Are any members of the audit committee of the board of directors also officers of the Applicant? __ Yes X No

                 If yes, specify names, titles and operational responsibilities:



         d)      How often has the audit committee met in the last 12 months?
                 3 times

         e) Have there been any changes in the procedures of the audit committee since the date of the last application for directors and officers liability insurance with respect to the following:

                 (i) The head of the audit committee or of the audit department; No
                 (ii) The composition of the audit committee or the audit department; or Yes
                 (iii)    The scope of the audit procedures.  No

                 If yes, provide details in a separate attachment to this application.

                 (ii) Current committee consists of Mr. Steta (Chair), Mr. Buffet, Mrs. Goldberg, Mr. Trowbridge, and Mr. Gantz. Mr. Jacobi is no longer a member of the committee.

B 1. As an attachment to this application, provide the names and number of shares for all persons or entities that presently own or control or have stated the intention to acquire, of record or beneficially, more than 5% of the Applicant's outstanding stock. If not applicable or if there has been no change since the last available notice of shareholders meeting and proxy statement, indicate here.

                 Berkshire Hathaway Inc. - 24,000,000 shares - (10.9%)

B 2. If the Applicant is a cooperative or mutual association, has a conversion of cooperative or mutual ownership to stock ownership been considered or concluded in the past or is such a conversion being considered for implementation to occur within the next 12 months?
         __ Yes __ No  X Not Applicable

         If yes, attach a copy or a draft of the official circular.

B 3. State whether the Applicant or any Subsidiary has in the past 12 months contemplated or agreed to, or contemplates within the next 12 months, any of the following, whether or not such transactions were or will be completed in such period (if yes, describe the terms or each such transaction in an attachment to this application):

         a) Merger or consolidation with another entity whose assets prior to such merger or consolidation exceed 10% of the Applicant's consolidated assets. ___ Yes ___ No None Publicly Announced

         b) Acquisition or disposition of any assets or stock of any other corporation or interests in any partnership or joint venture where such acquisition or disposition increased or decreased or would increase or decrease the Applicant's consolidated assets by more than 10%. __ Yes __ No None Publicly Announced

         c) Sale, distribution or divestiture of any assets other than in the ordinary course of business involving more than 10% of Applicant's consolidated assets. ___ Yes ___ No None Publicly Announced

         d) Reorganization or arrangement with creditors under federal or state law. __ Yes X No

         e) Borrowing of funds or incurring indebtedness where the transaction increased, or would increase, the Applicant's consolidated liabilities by 10% or more. ___ Yes X No

         (f)     (i)      Placing anti-takeover provisions in the Applicant's
                          certificate of incorporation or by-laws.
                            ___ Yes      X No

                 (ii)     If yes, describe each such provision.



                 (iii)    If yes, have such provisions been approved by the
                          shareholders?   ___ Yes   ___ No

B 4. Has the Applicant or any Subsidiary filed or contemplated filing any registration statement for an offering of securities with any governmental authority within the past 18 months or within the next 12 months? __ Yes __ No

                 Registration statements may be filed in the future with reference to shares issued to fulfill the requirements of stockholder approved employee benefit plans.

B 5. Does the Applicant or any Subsidiary have any contingent liabilities that exceed 10% of the Applicant's consolidated stockholders' equity other than those disclosed In the financial statements submitted with this application? __ Yes X No

         If yes, provide complete details in an attachment to this application.

B 6. Has the Applicant or any Subsidiary within the last 12 months acquired or considered the acquisition of any of its own securities?
         ___ Yes X No

C 1. Have there been any fidelity bond claims greater than $100,000 In the past 12 months? ___ Yes X No

         If yes, provide details in an attachment to this application.

C 2. As part of this application, submit the following documents with respect to the Applicant:

         a) Last annual report including audited financial statements with all notes and schedules.
         b) Quarterly reports to shareholders subsequent to the last annual report to shareholders.
         c) Latest 10-K report, 10-Q reports filed subsequent to the last annual report, and any 8-K reports filed with the SEC within the last 12 months.
         d) The text of any presentation, together with all supporting documents, by management to securities analysts in the last 12 months.
         e) Any reports prepared by outside financial analysts or consultants within the past 12 months.
         f) Latest CPA letter to management on internal controls and any written response thereto.
         g)      Most recent prospectus.
         h) Last notice of regular shareholders meeting and all notices of any special shareholders meetings, with accompanying proxy statements.
         i) Indemnification provision in the certificate of incorporation or corporate by-laws.


C 3. As part of this application, submit a schedule of all material litigation with a brief description of each case filed within the last 12 months or since the date of the last application for directors and officers liability insurance, as well as any adverse judgments that have been rendered against the Applicant or any of its Subsidiaries In the past 12 months.

                 See 1991 Form 10-K - Item 3


C 4. Has any director or officer of the Applicant or any Subsidiary been charged with or convicted of any criminal act within the last 12 months, or is any director or officer the subject of any pending criminal or administrative Investigation? ___ Yes X No Based on annual survey of Corporate Directors and certain key Corporate Officers.

         If yes, provide details as an attachment to this application.


THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT TO THE BEST OF HIS/HER KNOWLEDGE THE STATEMENTS HEREIN ARE TRUE. SIGNING THIS APPLICATION DOES NOT BIND THE UNDERSIGNED TO COMPLETE THE INSURANCE BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND THIS APPLICATION WILL BECOME A PART OF SUCH POLICY, IF ISSUED, AND WILL BE ATTACHED THERETO. THE UNDERWRITER IS HEREBY AUTHORIZED TO MAKE ANY INVESTIGATION AND INQUIRY IN CONNECTION WITH THIS APPLICATION AS IT MAY DEEM NECESSARY.

SUBMISSION OF THIS APPLICATION DOES NOT BIND THE UNDERWRITER TO ISSUE ANY COVERAGE; HOWEVER, IT IS AGREED THAT THIS APPLICATION AND ANY MATERIALS SUBMITTED HEREWITH, TOGETHER WITH THE APPLICATION DATED November 18, 1987 , ARE THE BASIS FOR ISSUANCE OF ANY POLICY WHICH MAY BE ISSUED TO THE APPLICANT BY THE UNDERWRITER PURSUANT TO THIS APPLICATION.

IT IS AGREED THAT IN THE EVENT THERE IS ANY MATERIAL CHANGE IN THE ANSWERS
TO THE QUESTIONS CONTAINED HEREIN PRIOR TO THE EFFECTIVE DATE OF THE
POLICY, THE APPLICANT WILL NOTIFY THE UNDERWRITER AND, AT THE SOLE DISCRETION OF THE UNDERWRITER, ANY OUTSTANDING QUOTATIONS MAY BE MODIFIED OR
WITHDRAWN.

THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED
FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT
THE APPLICANT HAS RECEIVED AND READ A SPECIMEN FORM OF THE INSURANCE CONTRACT FOR WHICH APPLICATION IS MADE.


The Gillette Company
APPLICANT


                                        Chairman of the Board and
/s/                                     Chief Executive Officer      May 8, 1992
BY (Chairman and/or President Signature         TITLE                   DATE


NOTE: This application must be signed by the chairman and/or president of the Applicant acting as the authorized agent of the persons and entity(ies) proposed for this Insurance.

/s/
SUBMITTED BY (Insurance Agency)            INSURANCE AGENCY TAXPAYER ID. OR
                                           SOCIAL SECURITY NO.

   3 Center Plaza
   Boston, MA  02108
ADDRESS (No. Street, City, State, and Zip Code)

 [LOGO]                                    The Aetna Casualty and Surety Company
                                           Hartford, Connecticut 06156
                                           (Herein referred to as Underwriter)


                              RENEWAL APPLICATION

                     DESIGNATED INSURED PERSONS AND COMPANY
                            REIMBURSEMENT INSURANCE

                   USE THIS FORM FOR ALL RENEWALS EXCEPT DEPOSITORY INSTITUTIONS

NOTICE: THE POLICY FOR WHICH RENEWAL APPLICATION IS MADE, SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) FIRST MADE OR DEEMED MADE AGAINST THE "INSURED PERSONS" (AS DEFINED IN THE POLICY) DURING THE
POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES" (AS DEFINED IN THE POLICY), AND SUCH DEFENSE EXPENSES SHALL BE SUBJECT TO THE DEDUCTIBLE AMOUNT. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND THE INSURED PERSONS.

COMPLETE AND CORRECT INFORMATION MUST BE SUPPLIED BY THE APPLICANT WHETHER OR NOT SUCH INFORMATION IS DEEMED CONFIDENTIAL BY THE APPLICANT. THIS APPLICATION IS DIVIDED INTO THREE SECTIONS (A, B AND C). PART B IS DETACHABLE AND MAY BE SENT UNDER SEPARATE COVER.

A 1.     a)      Name of Applicant:  The Gillette Company
                 (whenever used, Applicant shall mean the Parent Corporation)

         b)      Principal address:  Prudential Tower Building
                                     Boston, MA  02199

         c)      State of incorporation or charter:  Delaware

         d) Name and title of the officer of the Applicant designated as the representative to receive notices from the Underwriter on behalf of all persons and entities proposed for this insurance:

                          Lloyd B. Swaim, Vice President and Treasurer

         e) Total consolidated assets and liabilities of Applicant and all Subsidiaries as of the close of the most recent quarter:

                 Assets $3,705.5 Billion   Liabilities $2,750.6 Billion
                 Date:  3/31/91

A  2.    a)      Has the Applicant increased or decreased the amount of, or suspended the payment of, dividends on its preferred or common stock since the date of the last application for directors and officers liability insurance? X Yes __ No

                 If yes, explain in an attachment to this application. (See Attachment Re Increase)

         b) Provide the price range per share and closing P/E ratio for the Applicant's common stock for each quarter of the last four quarters:

             1st Quarter - 1991      2nd Quarter - 1990     3rd Quarter - 1990      4th Quarter - 1990
             -----------             -----------            -----------             -----------
        Year  High    Low     P/E    High    Low     P/E    High    Low    P/E     High    Low    P/E
        ----  ----    ---     ---    ----    ---     ---    ----    ---    ---     ----    ---    ---
              78 3/4 56 3/8  22.2    60 5/8  50 5/8  22.0   65#   47 3/8  17.5     63 1/8  50#   19.6
        ----  ------ ------  ----    ------  ------  ----   ---   ------  ----     ------  ---   ----

B 1. As an attachment to this application, provide the names and number of shares for all persons or entities that presently own or control or have stated the intention to acquire, of record or beneficially, More than 5% of the Applicant's outstanding stock. If not applicable or if there has been no change since the last available notice of shareholders meeting and proxy statement, indicate here.
                           Berkshire Hathaway, Inc.

  2. If the Applicant is a cooperative or mutual association, has a conversion of cooperative or mutual ownership to stock ownership been considered or concluded in the past or is such a conversion being considered for implementation to occur within the next 12 months?
         ___ Yes   ___ No  X  Not Applicable

         If yes, attach a copy or a draft of the official circular.

B 3. State whether the Applicant or any Subsidiary has in the past 12 months contemplated or agreed to, or contemplates within the next 12 months, any of the following, whether or not such transactions were or will be completed in such period (if yes, describe the terms of each such transaction in an attachment to this application):

         a) Merger or consolidation with another entity whose assets prior to such merger or consolidation exceed 10% of the Applicant's
                 consolidated assets.  ___ Yes   ___ No   None Publicly
                 Announced

         b) Acquisition or disposition of any assets or stock of any other corporation or interests in any partnership or joint venture where such acquisition or disposition increased or decreased or would increase or decrease the Applicant's consolidated
                 assets by more than 10%.   ___ Yes    ___ No   None Publicly
                 Announced

         c) Sale, distribution or divestiture of any assets other than in the ordinary course of business involving more than 10% of
                 Applicant's consolidated assets.  ___ Yes   ___ No   None
                 Publicly Announced

         d)      Reorganization or arrangement with creditors under federal or
                 state law.   ___ Yes  X No

         e) Borrowing of funds or incurring indebtedness where the transaction increased, or would increase, the Applicant's consolidated liabilities by 10% or more. ___ Yes X No

                 (i) Placing anti-takeover provisions in the Applicant's certificate of incorporation or by-laws. ___ Yes
                          X No

                 (ii)     If yes, describe each such provision.


                 (iii)    If yes, have such provisions been approved by the
                          shareholders?  ___ Yes   ___ No

B 4. Has the Applicant or any Subsidiary filed or contemplated filing any registration statement for an offering of securities with any governmental authority within the past 18 months or within the next 12 months? __ Yes X No

         If yes, attach a copy of the registration statement.

B 5. Does the Applicant or any Subsidiary have any contingent liabilities that exceed 10% of the Applicant's consolidated stockholders' equity other than those disclosed in the financial statements submitted with this application? ___ Yes X No

         If yes, provide complete details in an attachment to this application.

B 6. Has the Applicant or any Subsidiary within the last 12 months acquired or considered the acquisition of any of its own securities? X Yes
         ___ No

         If yes, provide complete details in an attachment to this application.

                 Refer to enclosed Press Release concerning redemption of Series B Preferred Stock held by Berkshire Hathaway. Also, see 1990 Annual Report note on "Employee Stock Ownership Plan", page 22.

C 1.     Have there been any fidelity bond claims greater than $100,00 in the
         past 12 months?  ___ Yes   X No

         If yes, provide details in an attachment to this application.

C 2. As part of this application, submit the following documents with respect to the Applicant:

         a) Last annual report including audited financial statements with all notes and schedules.
         b) Quarterly reports to shareholders subsequent to the last annual report to shareholders.
         c) Latest 10-K report, 10-Q reports filed subsequent to the last annual report, and any 8-K reports filed SEC within the last 12 months.
         d) The text of any presentation, together with all supporting documents, by management to securities analysts in the last
                 12 months.  Mr. Zeien's April 18, 1991 presentation attached.
         e) Any reports prepared by outside financial analysts or consultants within the past 12 months. Representative reports attached.
         f) Latest CPA letter to management on internal controls and any written response thereto. Summary to be submitted +/- 7/1
         g)      Most recent prospectus.
         h) Last notice of regular shareholders meeting and all notices of any special shareholders meetings, with accompanying proxy statements.
         i) Indemnification provision in the certificate of incorporation or corporate by-laws.

C 3. As part of this application, submit a schedule of all material litigation with a brief description of each case filed within the last 12 months or since the date of the last application for directors and officers liability insurance, as well as any adverse judgments that have been rendered against the Applicant or any of its Subsidiaries in the past 12 months.
                 See 1990 Form 10-K (Item 3)

C 4. Has any director or officer of the Applicant or any Subsidiary been charged with or convicted of any criminal act within the last 12 months, or is any director or officer the subject of any pending criminal or administrative investigation?
         ___ Yes   X No        Based on annual survey of Corporate Directors
                               and certain key Corporate Officers.

         If yes, provide details as an attachment to this application.


THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT TO THE BEST OF HIS/HER KNOWLEDGE THE STATEMENTS HEREIN ARE TRUE. SIGNING THIS APPLICATION DOES NOT BIND THE UNDERSIGNED TO COMPLETE THE INSURANCE BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND THIS APPLICATION WILL BECOME A PART OF SUCH POLICY, IF ISSUED, AND WILL BE ATTACHED THERETO. THE UNDERWRITER IS HEREBY AUTHORIZED TO MAKE ANY INVESTIGATION AND INQUIRY IN CONNECTION WITH THIS APPLICATION AS IT MAY DEEM NECESSARY.

SUBMISSION OF THIS APPLICATION DOES NOT BIND THE UNDERWRITER TO ISSUE ANY COVERAGE; HOWEVER, IT IS AGREED THAT THIS APPLICATION AND ANY MATERIALS SUBMITTED HEREWITH, TOGETHER WITH THE APPLICATION DATED 11/18/87, ARE THE BASIS FOR ISSUANCE OF ANY POLICY WHICH MAY BE ISSUED TO THE APPLICANT BY THE UNDERWRITER PURSUANT TO THIS APPLICATION.

IT IS AGREED THAT IN THE EVENT THERE IS ANY MATERIAL CHANGE IN THE ANSWERS TO THE QUESTIONS CONTAINED HEREIN PRIOR TO THE EFFECTIVE DATE OF THE POLICY, THE APPLICANT WILL NOTIFY THE UNDERWRITER AND, AT THE SOLE DISCRETION OF THE UNDERWRITER, ANY OUTSTANDING QUOTATIONS MAY BE MODIFIED OR WITHDRAWN.

AETNA
                                           The Aetna Casualty and Surety Company
                                           Hartford Connecticut  06156
                                           (Herein referred to as Underwriter)

                              RENEWAL APPLICATION

                     DESIGNATED INSURED PERSONS AND COMPANY
                            REIMBURSEMENT INSURANCE

                   USE THIS FORM FOR ALL RENEWALS EXCEPT DEPOSITORY INSTITUTIONS

NOTICE: THE POLICY FOR WHICH RENEWAL APPLICATION IS MADE, SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) FIRST MADE OR DEEMED MADE AGAINST THE "INSURED PERSONS" (AS DEFINED IN THE POLICY) DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES" (AS DEFINED IN THE POLICY), AND SUCH DEFENSE EXPENSES SHALL BE SUBJECT TO THE DEDUCTIBLE AMOUNT. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND THE INSURED PERSONS.

COMPLETE AND CORRECT INFORMATION MUST BE SUPPLIED BY THE APPLICATN WHETHER OR NOT SUCH INFORMATION IS DEEMED CONFIDENTIAL BY THE APPLICANT. THIS APPLICATION IS DIVIDED INTO THREE SECTIONS (A, B, AND C). PART B IS DETACHABLE AND MAY BE SENT UNDER SEPARATE COVER.

A 1.     a)      Name of Applicant:  The Gillette Company
                 (whenever used, Applicant shall mean the Parent Corporation)

         b)      Principal address: Prudential Tower Building
                                    Boston, MA 02199

         c)      State of incorporation or charter:  Delaware

         d) Name and title of the officer of the Applicant designated as the representative to receive notices from the Underwriter on behalf of all persons and entities proposed for this insurance:

                          Lloyd B. Swaim, Vice President and Treasurer

         e) Total consolidated assets and liabilities of Applicant and all Subsidiaries as of the close of the most recent quarter:

                 Assets $4,189,900,000   Liabilities $2,693,500,000   Date:
                 12/31/92

A 2.     a)      Has the Applicant increased or decreased the amount of, or suspended the payment of, dividends on its preferred or common stock since the date of the last application for directors and
                 officers liability insurance?   X Yes  ___ No

                 If yes, explain In an attachment to this application. (See April 15, 1993 Press Release and 1992 Annual Report.)

         b) Provide the price per share and closing P/E ratio for the Applicant's common stock for each quarter of the last four quarters:


                 1st Quarter             2nd Quarter            3rd Quarter            4th Quarter
                 -----------             -----------            -----------            -----------
        Year  High    Low     P/E    High    Low     P/E    High    Low     P/E    High    Low     P/E
        ----  ----    ---     ---    ----    ---     ---    ----    ---     ---    ----    ---     ---
        1992  54 7/8  46 3/8  23.8   52 1/2  43 7/8  22.5   58 3/4  47 1/2  25.7   61 1/4  54 1/2  24.5
        ----  ------  ------  ----   ------  ------  ----   ------  ------  ----   ------  ------  ----

B 1. As an attachment to this application, provide the names and number of shares for all persons or entities that presently own or control or have stated the intention to acquire, of record or beneficially, more than 5% of the Applicant's outstanding stock. If not applicable or if there has been no change since the last available notice of shareholders meeting and proxy statement, indicate here.

             Berkshire Hathaway Inc. - 24,000,000 shares - (10.9%)
      -------------------------------------------------------------------------

B 2. If the Applicant is a cooperative or mutual association, has a conversion of cooperative or mutual ownership to stock ownership been considered or concluded in the past or is such a conversion being considered for implementation to occur within the next 12 months? ___ Yes ___ No X Not Applicable

      If yes, attach a copy or a draft of the official circular.

B 3. State whether the Applicant or any Subsidiary has in the past 12 months contemplated or agreed to, or contemplates within the next 12 months, any of the following, whether or not such transactions were or will be completed in such period (if yes, describe the terms or each such transaction in an attachment to this application):

      a) Merger or consolidation with another entity whose assets prior to such merger or consolidation exceed 10% of the Applicant's consolidated assets. ___ Yes ___ No None Publicly Announced

      b) Acquisition or disposition of any assets or stock of any other corporation or interests in any partnership or joint venture where such acquisition or disposition increased or decreased or would increase or decrease the Applicant's consolidated assets by more than 10% ___ Yes ___ No None Other Publicly Announced
           See 8-K re acquisition of stock of Parker Pen Holdings Limited.

      c) Sale, distribution or divestiture of any assets other than in the ordinary course of business involving more than 10% of Applicant's consolidated assets. ___ Yes ___ No None Publicly Announced

      d) Reorganization or arrangement with creditors under federal or state law. ___ Yes X No

      e) Borrowing of funds or incurring indebtedness where the transaction increased, or would increase, the Applicant's consolidated
           liabilities by 10% or more.   X  Yes  ___ No

           See Press Release dated November 24, 1992, re shelf registration issuance of debt securities.

      f)   (i)    Placing anti-takeover provisions in the Applicant's
                  certificate of incorporation or by-laws.
                    ___ Yes   X  No


           (ii)   If yes, describe each such provision.


           (iii) If yes, have such provisions been approved by the shareholders? ___ Yes ___ No

B 4. Has the Applicant or any Subsidiary filed or contemplated filing any registration statement for an offering of securities with any governmental authority within the past 18 months or within the next 12 months? X Yes ___ No See B3(e) above and attached form S-8 filed December 23,1992.

           Also, registration statements may be filed in the future with reference to shares issued to fulfill the requirements of stockholder approved employee benefit plans.

B 5. Does the Applicant or any Subsidiary have any contingent liabilities that exceed 10% of the Applicant's consolidated stockholders' equity other than those disclosed in the financial statements submitted with this application? ___ Yes X No


      If yes, provide complete details in an attachment to this application.

B 6.  Has the Applicant or any Subsidiary within the last 12 months acquired or
      considered the acquisition of any of its own securities? ___ Yes   X  No

C 1.  Have there been any fidelity bond claims greater than $100,000 in the
      last 12 months? ___    Yes  X  No

      If yes, provide details in an attachment to this application.

C 2. As part of this application, submit the following documents with respect to the Applicant:

      a) Last annual report including audited financial statements with all notes and schedules.
      b) Quarterly reports to shareholders subsequent to the last annual report to shareholders.
      c) Latest 10-K report, 10-Q reports filed subsequent to the last annual report, and any S-K reports filed with the SEC within the last 12 months.
      d) The text of any presentation, together with all supporting documents, by management to securities analysts in the last 12 months.
           Text of the Chairman of the Board's April 15, 1993 Annual Meeting presentation submitted in lieu of the requested information.
      e) Any reports prepared by outside financial analysts or consultants within the past 12 months.
           Examples of recent reports attached.
      f) Latest CPA letter to management on internal controls and any written response thereto. Summary of 1991 KPMG letters attached. Summary of 1992 letters will be available after June 1, 1993.
      g)   Most recent prospectus.
      h) Last notice of regular shareholders meeting and all notices of any special shareholders meetings, with accompanying proxy statements.
      i) Indemnification provision in the certificate of incorporation or corporate by-laws.

C 3. As part of this application, submit a schedule of all material litigation with a brief description of each case filed within the last 12 months or since the date of the last application for directors and officers liability insurance, as well as any adverse judgments that have been rendered against the Applicant or any of its Subsidiaries in the past 12 months

           See 1992 Form 10-K - Item 3

C 4. Has any director or officer of the Applicant or any Subsidiary been charged with or convicted of any criminal act within the last 12 months, or is any director or officer the subject of any pending criminal or
      administrative investigation? ___ Yes   X No  Based on annual survey of
      Corporate Directors and certain key Corporate Officers.

      If yes, provide details as an attachment to this application.


THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT TO THE BEST OF HIS/HER KNOWLEDGE THE STATEMENTS HEREIN ARE TRUE. SIGNING THIS APPLICATION DOES NOT BIND THE UNDERSIGNED TO COMPLETE THE INSURANCE BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND THIS APPLICATION WILL BECOME A PART OF SUCH POLICY, IF ISSUED, AND WILL BE ATTACHED THERETO. THE UNDERWRITER IS HEREBY AUTHORIZED TO MAKE ANY INVESTIGATION AND INQUIRY IN CONNECTION WITH THIS APPLICATION AS IT MAY DEEM NECESSARY.

SUBMISSION OF THIS APPLICATION DOES NOT BIND THE UNDERWRITER TO ISSUE ANY COVERAGE; HOWEVER, IT IS AGREED THAT THIS APPLICATION AND ANY MATERIALS SUBMITTED HEREWITH, TOGETHER WITH THE APPLICATION DATED NOVEMBER 18, 1987, ARE THE BASIS FOR ISSUANCE OF ANY POLICY WHICH MAY BE ISSUED TO THE APPLICANT BY THE UNDERWRITER PURSUANT TO THIS APPLICATION.

IT IS AGREED THAT IN THE EVENT THERE IS ANY MATERIAL CHANGE IN THE ANSWERS TO THE QUESTIONS CONTAINED HEREIN PRIOR TO THE EFFECTIVE DATE OF THE POLICY, THE APPLICANT WILL NOTIFY THE UNDERWRITER AND, AT THE SOLE DISCRETION OF THE UNDERWRITER, ANY OUTSTANDING QUOTATIONS MAY BE MODIFIED OR WITHDRAWN.

                                ACTIVITY REPORT

           TRANSMISSION OK

           TN #                            7307
           CONNECTION TEL                  16172273107
           CONNECTION ID                   JOHNSON & HIGGIN
           START TIME                      05/25 13:24
           USAGE TIME                      00' 57
           PAGES                           2

                           EXECUTIVE RISK MANAGEMENT
                              82 HOPMEADOW STREET
                                 P.O. BOX 2002
                               SIMSBURY, CT 06070

                                FAX COVER SHEET

       (IF THERE IS A PROBLEM WITH THIS FAX PLEASE CALL (203)244-8900)


  TO:     Joan Goldberg

FROM:     S. Acorn

FAX#:     617-227-3107


NUMBER OF PAGES INCLUDING THIS PAGE
                                    -------


MESSAGE:
            As requested

                        [JOHNSON & HIGGINS LETTERHEAD]




May 25, 1993                                       TELEFAX


Ms. Stephanie Acorn
Executive Risk Management Associates
82 Hopmeadow Street
P.O. Box 2002
Simsbury, CT 06070

Re: The Gillette Company
    Excess D&O
    6/1/93 renewal date

Dear Stephanie:

Thanks for your May 21, 1993 fax outlining the renewal terms. It conforms with our discussion, except with respect to the requirement that the completed and signed application be in your hands prior to binding. You agreed that we could get it to you sometime during the week of June 5th. Would you mind sending out a revised indication or alternatively a fax confirming that it is coverage will be bound subject to your receipt, review and acceptance of the signed application sometime during the week of the 5th.

We are still trying to tie up one or two loose ends with London underwriters and will be In touch once we finalize the underlying program.

Thanks for getting back to me at your earliest convenience.

Sincerely,


/S/ Joan Goldberg
- -----------------
    Joan Goldberg
    Vice President
                                                [5/25/93
                                                 agreed
                                                /S/ S. T. Acorn
                                                -------------------------------

[UNISON LOGO]

                              [AETNA LETTERHEAD]


                              RENEWAL APPLICATION

                     DESIGNATED INSURED PERSONS AND COMPANY
                            REIMBURSEMENT INSURANCE

         USE THIS FORM FOR ALL RENEWALS EXCEPT DEPOSITORY INSTITUTIONS

NOTICE: THE POLICY FOR WHICH RENEWAL APPLICATION IS MADE, SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) FIRST MADE OR DEEMED MADE AGAINST THE "INSURED PERSONS" (AS DEFINED IN THE POLICY) DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SMALL BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES" (AS DEFINED IN THE POLICY), AND SUCH DEFENSE EXPENSES SHALL BE SUBJECT TO THE DEDUCTIBLE AMOUNT. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND THE INSURED PERSONS.

COMPLETE AND CORRECT INFORMATION MUST BE SUPPLIED BY THE APPLICANT WHETHER OR NOT SUCH INFORMATION IS DEEMED CONFIDENTIAL BY THE APPLICANT. THIS APPLICATION IS DIVIDED INTO THREE SECTIONS (A, B AND C). PART B IS DETACHABLE AND MAY BE SENT UNDER SEPARATE COVER.

A 1.  a)   Name of Applicant:    The Gillette Company
           (whenever used, Applicant shall mean the Parent Corporation)

      b)   Principal address:    Prudential  Tower Building
                                 Boston, MA 02199

      c)   State of incorporation or charter:      Delaware

      d) Name and title of the officer of the Applicant designated as the representative to receive notices from the Underwriter on behalf of all persons and entities proposed for this insurance:

              Lloyd B. Swaim,  Vice President and Treasurer

      e) Total consolidated assets and liabilities of Applicant and all Subsidiaries as of the close of the most recent quarter:

           Assets $ 3,705.5 Billion    Liabilities $2,750.6 Billion
           Date:  3/31/91

A 2.  a)   Has the Applicant increased or decreased the amount of, or suspended the payment of, dividends on its preferred or common stock since the date of the last application for directors and officers liability insurance? [X] Yes [ ] No

           If yes, explain in an attachment to this application. (SEE ATTACHMENT RE INCREASE)

      b) Provide the price range per share and closing P/E ratio for the Applicant's common stock for each quarter of the last four quarters:

                        1st Quarter - 1991          2nd Quarter - 1990          3rd Quarter - 1990          4th Quarter - 1990
                        -----------                 -----------                 -----------                 -----------
           Year     High     Low     P/E        High     Low     P/E        High     Low     P/E        High     Low     P/E
           ----     ----     ---     ---        ----     ---     ---        ----     ---     ---        ----     ---     ---

                   78 3/4    56 3/8  22.2       60 5/8   50 5/8  22.0       65 1/4  47 3/8   17.5       63 1/8  50 1/2   19.6

B 1. As an attachment to this applications provide the names and number of shares for all persons or entities that presently own or control or have stated the intention to acquire, of record or beneficially, more than 5% of the Applicant's outstanding stock. If not applicable or if there has been no change since the last available notice of shareholders meeting and proxy statement, indicate here.
                            Berkshire Hathaway, Inc.

B 2. If the Applicant is a cooperative or mutual association, has a conversion of cooperative or mutual ownership to stock ownership been considered or concluded in the past or is such a conversion being considered for implementation to occur within the next 12 months? [ ] Yes [ ] No
      [X] Not Applicable

      If yes, attach a copy or a draft of the official circular.

B 3. State whether the Applicant or any Subsidiary has in the past 12 months contemplated or agreed to, or contemplates within the next 12 months, any of the following, whether or not such transactions were or will be completed in such period (if yes, describe the terms of each such transaction in an attachment to this application):

      a) Merger or consolidation with another entity whose assets prior to such merger or consolidation exceed 10% of the Applicant's
           consolidated assets.  [ ] Yes   [ ] No  None Publicly Announced

      b) Acquisition or disposition of any assets or stock of any other corporation or interests in any partnership or joint venture where such acquisition or disposition increased or decreased or would increase or decrease the Applicant's consolidated assets by more
           than 10%.  [ ] Yes   [ ] No  None Publicly Announced

      c) Sale, distribution or divestiture of any assets other than in the ordinary course of business involving more than 10% of Applicant's consolidated assets. [ ] Yes [ ] No None Publicly Announced

      d)   Reorganization or arrangement with creditors under federal or state
           law.  [ ] Yes   X  No

      e) Borrowing of funds or incurring indebtedness where the transaction increased, or would increase, the Applicant's consolidated
           liabilities by 10% or more.  [ ] Yes    X  No

      f)   (i)    Placing anti-takeover provisions in the Applicant's
                  certificate of incorporation or by-laws.  [ ] Yes   X  No

           (ii)   If yes, describe each such provision.



           (iii)  If yes, have such provisions been approved by the
                  shareholders?  [ ] Yes   [ ] No

B 4. Has the Applicant or any Subsidiary filed or contemplated filing any registration statement for an offering of securities with any governmental authority within the past 18 months or within the next 12
      months?  [ ] Yes   [X]  No

      If yes, attach a copy of the registration statement.

B 5. Does the Applicant or any Subsidiary have any contingent liabilities that exceed 10% of the Applicant's consolidated stockholders' equity other than those disclosed in the financial statements submitted with this
      application?  [ ] Yes    [X]  No

      If yes, provide complete details in an attachment to this application.

B 6.  Has the Applicant or any Subsidiary within the last 12 months acquired or
      considered the acquisition of any of its own securities  [X]  Yes   [ ] No

      If yes, provide complete details in an attachment to this application.

           Refer to enclosed Press Release concerning redemption of Series B Preferred Stock held by Berkshire Hathaway. Also, see 1990 Annual Report note on 'Employee Stock Ownership Plan", page 22.

C 1.  Have there been any fidelity bond claims greater than $100,000 in the
      past 12 months?  [ ] Yes    [X]  No
      If yes, provide details in an attachment to this application.

C 2. As part of this application, submit the following documents with respect to the Applicant:

      a) Last annual report including audited financial statements with all notes and schedules.
      b) Quarterly reports to shareholders subsequent to the last annual report to shareholders.
      c) Latest 10-K report, 10-Q reports filed subsequent to the last annual report, and any 8-K reports filed with the SEC within the last 12 months.
      d) The text of any presentation, together with all supporting documents, by management to securities analysts in the last 12 months.  Mr. Zeien's April 18, 1991 presentation attached.
      e)   Any reports prepared by outside financial analysts or consultants within the past 12 months.  Representative reports attached
      f) Latest CPA letter to management on internal controls and any written response thereto. Summary to be submitted +/-7/1
      g)   Most recent prospectus.
      h) Last notice of regular shareholders meeting and all notices of any special shareholders meetings, with accompanying proxy statements.
      i) Indemnification provision in the certificate of incorporation or corporate by-laws.

C 3. As part of this application, submit a schedule of all material litigation with a brief description of each case filed within the last 12 months or since the date of the last application for directors and officers liability insurance, as well as any adverse judgments that have been rendered against the Applicant or any of its Subsidiaries in the past 12 months.
                  See 1990 Form 10-K (Item 3)
C 4. Has any director or officer of the Applicant or any Subsidiary been charged with or convicted of any criminal act within the last 12 months, or is any director or officer the subject of any pending criminal or administrative investigation [ ] Yes [X] No Based on annual survey of Corporate Directors and certain key Corporate Officers.
      If yes, provide details as an attachment to this application.


THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT TO THE BEST OF HIS/HER KNOWLEDGE THE STATEMENT HEREIN ARE TRUE. SIGNING THIS APPLICATION DOES NOT BIND THE UNDERSIGNED TO COMPLETE THE INSURANCE BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED AND THIS APPLICATION WILL BECOME A PART OF SUCH POLICY, IF ISSUED, AND WILL BE ATTACHED THERETO. THE UNDERWRITER IS HEREBY AUTHORIZED TO MAKE ANY INVESTIGATION AND INQUIRY IN CONNECTION WITH THIS APPLICATION AS IT MAY DEEM NECESSARY.

SUBMISSION OF THIS APPLICATION DOES NOT BIND THE UNDERWRITER TO ISSUE ANY COVERAGE; HOWEVER, IT IS AGREED THAT THIS APPLICATION AND ANY MATERIALS SUBMITTED HEREWITH, TOGETHER WITH THE APPLICATION DATED 11/18/87, ARE THE BASIS FOR ISSUANCE OF ANY POLICY WHICH MAY BE ISSUED TO THE APPLICANT BY THE UNDERWRITER PURSUANT TO THIS APPLICATION.

IT IS AGREED THAT IN THE EVENT THERE IS ANY MATERIAL CHANGE IN THE ANSWERS TO THE QUESTIONS CONTAINED HEREIN PRIOR TO THE EFFECTIVE DATE OF THE POLICY, THE APPLICANT WILL NOTIFY THE UNDERWRITER AND, AT THE SOLE DISCRETION OF THE UNDERWRITER, ANY OUTSTANDING QUOTATIONS MAY BE MODIFIED OR WITHDRAWN.

[AETNA LOGO]
                     THIS IS A CLAIMS MADE INDEMNITY POLICY
               WITH EXPENSES INCLUDED IN THE LIMIT OF LIABILITY.
                    PLEASE READ THE ENTIRE POLICY CAREFULLY.

                     THE AETNA CASUALTY AND SURETY COMPANY
                        DIRECTORS AND OFFICERS LIABILITY
                                      AND
                            REIMBURSEMENT LIABILITY
                                 EXCESS POLICY

      IN CONSIDERATION OF THE PAYMENT OF THE PREMIUM AND IN RELIANCE ON ALL STATEMENTS MADE AND INFORMATION FURNISHED TO THE AETNA CASUALTY AND SURETY COMPANY (HEREINAFTER CALLED THE "UNDERWRITER"), AND TO THE UNDERLYING INSURERS OF THE UNDERLYING INSURANCE, INCLUDING THE STATEMENTS MADE IN THE APPLICATION MADE A PART HEREOF AND SUBJECT TO ALL OF THE TERMS, CONDITIONS AND LIMITATIONS OF THIS POLICY, THE UNDERWRITER AND THE INSUREDS AGREE AS FOLLOWS:

I.    INSURING AGREEMENT

      The Underwriter shall provide the Insureds with insurance coverage during the Policy Period set forth in Item 2 of the Declarations excess of the Underlying Insurance in Item 4 of the Declarations. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted and shall then apply in conformance with the terms, conditions and limitations of the Policy immediately underlying this Policy except as specifically set forth in the terms, conditions and limitations of this Policy.

II.   POLICY DEFINITIONS

      Application means the written application attached hereto and forming part of this Policy, including any materials submitted therewith, and deemed a part of and attached to this Policy as if physically attached to this Policy.

      Insureds means those persons or organizations insured under the Policy immediately underlying this Policy.

      Parent Corporation means the entity named in Item 1 of the Declarations.

      Primary Policy means the Policy scheduled in Item 4 (a) of the Declarations.

      Underlying Insurance means all those Policies scheduled in Item 4 of the Declarations and any Policies replacing them.

III.  MAINTENANCE OF UNDERLYING INSURANCE

      All of the Underlying Insurance scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect and affording coverage at least as broad as the Primary Policy, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this Policy but the Underwriter shall not be liable to a greater extent than if this condition had been complied with, provided that nothing in this provision shall be deemed to negate Paragraph XII of this Policy.

      In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or
      (b) misrepresentation or breach of warranties by any of the Insureds with respect to any Underlying Insurance, the Underwriter shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

IV.   DEPLETION OF UNDERLYING LIMIT(S)

      In the event of the depletion of the limit(s) of liability of the Underlying Insurance solely as the result of actual payment of losses thereunder by the applicable insurers, this Policy shall, subject to the limit of liability of the Underwriter and to the other terms of this Policy, continue to apply to losses as excess insurance over the amount of insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this Policy shall, subject to the limit of liability of the Underwriter and to the other terms, conditions and limitations of this Policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this Policy as to each claim made; otherwise no retention shall be imposed under this Policy.

                                                                            COPY

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No.  18       Effective Date of Endorsement  June 1, 1991
               -----------                              -------------------

Attached to and forming part of POLICY No. GS-212C
                                          ---------------------------------

COMPANY   THE GILLETTE COMPANY
        -------------------------------------------------------------------


      It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.

                         INSURED DEFINITION ENDORSEMENT

      Subpart (d) of Clause 2 (Definitions) of this POLICY is hereby deleted in its entirety and replaced with the following:

              (d)  "INSUREDS" shall mean:

              (1) all persons who were, now are, or shall be duly elected or appointed directors, officers, operating division presidents, functional vice presidents, general managers, area general managers and general managers of the COMPANY or any unincorporated divisions of the COMPANY: or

              (2) the estates, heirs, legal representatives or assigns of deceased INSUREDS who were directors, officers, operating division presidents, functional vice presidents, general managers, area general managers and group general managers of the COMPANY or any unincorporated divisions of the COMPANY at the time of the WRONGFUL ACT upon which such CLAIMS are based were ccmmitted, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.





      All other terms and conditions remain unchanged.





                                       By /s/ Terry F. Smith
                                          --------------------------------------
                                          Authorized Representative

                                                                         [COPY]

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO.  17         EFFECTIVE DATE OF ENDORSEMENT   JUNE 1, 1991
               -------------                              --------------------

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C
                                          ------------------------------------

COMPANY   THE GILLETTE COMPANY
        ----------------------------------------------------------------------

IT IS UNDERSTOOD AND AGREED THAT THIS POLICY IS HEREBY AMENDED AS INDICATED
BELOW.
ALL OTHER TERMS OF THIS POLICY REMAIN UNCHANGED.


                         OUTSIDE POSITIONS ENDORSEMENT:
                         SUBLIMIT, SPECIFIC INDIVIDUALS


(A) Subject to the sublimit of liability set forth in (C) below, the definition of "INSUREDS" is hereby extended to include:

      (1) the following persons who were. are. or shall be serving as directors, officers, trustees, governors, partners or the equivalent thereof for any corporation, partnership, joint venture, eleemosynary institution, non-profit organization, industry association, or foundation. (any such enterprises referred to below as "Entity"):

            MR.  ALFRED M. ZEIEN

            MR.  JOSEPH M. MULLANEY



            provided. however, that:

            (a) such activity is part of their duties regularly assigned by the COMPANY, or

            (b)  they are so directed to serve by the COMPANY.

      (2) the estates, heirs, legal representatives or assigns of deceased persons who were INSUREDS, as defined in subpart (A)(1) above, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(B)   It is further understood and agreed that this extension of coverage:

      (1) is to be excess of any other insurance and excess of any director or officer liability insurance and/or company reimbursement insurance any conditions in such other insurance notwithstanding;
      (2) shall not apply to any LOSS for which such Entity or the COMPANY actually pays or indemnities or is required or permitted to pay on behalf of or to indemnify the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of such Entity or the COMPANY duly effective under applicable law, that determines and defines such rights of indemnity; provided, however, this subpart (2) shall not apply if:

            (a) such Entity and the COMPANY refuse to indemnify or advance defense or other costs as required or permitted. or if such Entity and the COMPANY are financially unable to indemnify; and

            (b) the INSUREDS comply with Clause 20 (Subrogation) of the POLICY;

      (3) shall not apply to any LOSS in connection with any CLAIM made against the INSUREDS in their capacity as directors or officers of Corporate Officers & Directors Assurance Ltd. or Corporate Officers & Directors Assurance Holding, Ltd.; and

      (4) is not to be construed to extend to the Entity nor to any other director, officer, trustee, governor, partner or employee of such Entity.

(C) In lieu of the LIMIT OF LIABILITY stated in Item III of the Declarations, the limit of liability of the INSURER for the extension of coverage afforded by this Endorsement shall be $15,000,000 in the aggregate for all LOSS which is covered by reason of this Endorsement and which is paid on behalf of all INSUREDS arising from all CLAIMS first made during each POLICY YEAR. It is understood that the amount stated in Item III of the Declarations is the maximum amount payable by the INSURER under this POLICY for all CLAIMS first made during each POLICY YEAR, and that this Endorsement extends coverage with a sublimit which further limits the INSURER'S liability and does not increase the INSURER'S maximum liability beyond the LIMIT OF LIABILITY stated in Item III the Declarations. It is further understood that such sublimit is separate from, and payment of LOSS pursuant to this Endorsement does not reduce. the sublimit or limit contained in any other Outside Positions Endorsement to this POLICY.

(D) Solely for purposes of this extension of coverage. the definition of "WRONGFUL ACT" is hereby modified to replace the word "COMPANY" with the word "Entity" wherever the word "COMPANY" appears.

(E) Solely for purposes of applying subparts (i) and (j) of Clause 3 (Exclusions) of the POLICY to this extension of coverage, the definition of "COMPANY" is hereby modified to include such Entity.



                                 /s/ Terry F. Smith
                                 ----------------------------------------------
                                 Signature of Authorized Representative

                                                                            COPY

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No.   16         Effective Date of Endorsement  August 1, 1990
               --------------                              --------------------

Attached to and forming part of POLICY No.  GS-212C
                                          -------------------------------------

COMPANY   THE GILLETTE COMPANY
        -----------------------------------------------------------------------



   It is hereby understood and agreed that section (H) of the EXCESS AND DIFFERENCE IN CONDITIONS ENDORSEMENT (Endorsement # 2) is deleted in its entirety and replaced with the following:

   (H)   Schedule of Underlying Directors and officers insurance:



                                        Policy               Policy
   Layer              Carrier           Number               Year              Limits        Retention
   -----              -------           ------               ----              ------        ---------
   Primary            London       576/P39008500          8/1/90-6/1/91           $20M       NIL/NIL/$1,000,000
                                   576/P39008600
   1st Excess         Aetna      095LB100654391BCA        8/1/90-6/1/91           $20M       Underlying





   All other terms and conditions remain unchanged.





                                       By /s/ Terry F. Smith
                                          --------------------------------------
                                          Authorized Representative

                                                                            COPY

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.



ENDORSEMENT NO.  15             EFFECTIVE DATE OF ENDORSEMENT  JUNE 1, 1992
               -----------------                              -----------------

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C
                                          -------------------------------------

COMPANY   THE GILLETTE COMPANY
        -----------------------------------------------------------------------

   It is hereby understood and agreed that section (H) of the EXCESS AND DIFFERENCE IN CONDITIONS ENDORSEMENT (Endorsement # 2) is deleted in its entirety and replaced with the following:


   (H)  Schedule of Underlying Directors and Officers Insurance:



                                        Policy                  Policy
   Layer              Carrier           Number                  Year              Limits        Retention
   -----              -------           ------                  ----              ------        ---------
   Primary            London          757/W920040             6/1/92-93           $10M        NIL/NIL/$1,000,000
   1st Excess         London          757/W920041             6/1/92-93           $10M            Underlying
   2nd Excess         Aetna        095LB100654391BCA          6/1/92-93           $20M                "





   All other terms and conditions remain  unchanged.





                                       By /s/ Terry F. Smith
                                          -------------------------------------
                                          Authorized Representative

                                                                            COPY

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO.   14       EFFECTIVE DATE OF ENDORSEMENT   JUNE 1, 1992
               ------------                              ---------------------

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C
                                           -----------------------------------

COMPANY   THE GILLETTE COMPANY
        ----------------------------------------------------------------------



   It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                        AUTOMATIC EXTENSION ENDORSEMENT
                         (Extension Premium: $155,000)

        In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 1, 1995 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations

        It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

                   Policy Year
               Following Effective
             Date of this Endorsement             Premium
             ------------------------             -------
                    Year 92-93                    125,000
                    Year 93-94                    150,000
                    Year 94-95                    155,000
                                                 --------
                                                $ 430,000

             Less Prepaid Premium on hand       $ 285,000
                                                 --------
             Additional Premium                 $ 145,000
                                                 ========





                                       By /s/ Terry F. Smith
                                          -------------------------------------
                                          Authorized Representative

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO.   13             EFFECTIVE DATE OF ENDORSEMENT JUNE 1, 1991

ATTACHED TO AND FORMING PART OF POLICY NO. GS-212C

COMPANY   E GILLETTE COMPANY





It is hereby understood and agreed that section (H) of the EXCESS
AND DIFFERENCE IN CONDITIONS ENDORSEMENT (Endorsement #2) is deleted in its entirety and replaced with the following:


(H)      Schedule of Underlying Directors and Officers Insurance:



                                Policy           Policy
     Layer       Carrier        Number           Year      Limits      Retention
     -----       -------        ------           ------    ------      ---------
     Primary     London      757/DJ910040      6/1/91-92    $20M    NIL/NIL/$1,000,000
                             757/DJ910041
     1st Excess  Aetna     095LB100654391BCA   6/l/91-92    $20M       Underlying




     All other terms and conditions remain unchanged.





                                       By  /s/
                                          -------------------------
                                          Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO. 12.            EFFECTIVE DATE OF ENDORSEMENT JUNE 1, 1991

ATTACHED TO AND FORMING PART OF POLICY NO. GS-212C

COMPANY   THE GILLETTE COMPANY



     It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.

                           AUTOMATIC EXTENSION ENDORSEMENT
                            (Extension Premium: $150,000)

        In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to June 1, 1994 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

        It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:

                 Policy Year
              Following Effective
            Date of this Endorsement              Premium
            ------------------------              -------
                 Year  91-92                       125,000
                 Year  92-93                       135,000
                 Year  93-94                       150,000
                                                  --------

                                                  $410,000

          Less Prepaid Premium on hand            $270,000
                                                  --------

          Additional Premium                      $140,000
                                                  ========



                                       By  /s/
                                          -------------------------
                                          Authorized Representative

            CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO.   11    EFFECTIVE DATE OF ENDORSEMENT  AUGUST 20, 1990

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C

COMPANY   THE GILLETTE COMPANY


IT IS UNDERSTOOD AND AGREED THAT THIS POLICY IS HEREBY AMENDED AS INDICATED BELOW. ALL OTHER TERMS OF THIS POLICY REMAIN UNCHANGED.


                   OUTSIDE POSITIONS ENDORSEMENT





(A) Subject to the sublimit of liability set forth in (C) below, the definition of "INSUREDS" is hereby extended to include:

           (1) all directors, officers, or employees of the COMPANY who were, are, or shall be serving as directors, officers, trustees, or governors for any eleemosynary institution, non-profit organization, industry association, foundation, or business corporation, if:

                   (a) such activity is part of their regularly assigned duties or is consistent with COMPANY policy, and

                   (b) they are a member of a class of persons so directed to serve by the COMPANY.

           (2) the estates, heirs, legal representatives or assigns of deceased persons who were INSUREDS, as defined in subpart (A)(1) above, at the time the WRONGFUL ACT upon which such CLAIMS are based was committed, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(B) It is further understood and agreed that this extension of coverage:

           (1) is to be excess of any other insurance and excess of any director or officer liability insurance and/or company reimbursement insurance and/or any indemnification provided for, to or by the eleemosynary institution, association, foundation, or business corporation, any conditions in such other insurance notwithstanding; and

           (2) is not to be construed to extend to the outside organization in which the INSURED is serving or has served, nor to any other director, officer, or employee of such outside organization.

(C) In lieu of the LIMIT OF LIABILITY stated in Item III of the Declarations, the limit of liability of the INSURER for this extension of coverage shall be $ 5,000,000 in the aggregate for all LOSS paid on behalf of all INSUREDS arising from all CLAIMS first made during each POLICY YEAR. It is understood that the amount stated in Item III of the Declarations is the maximum amount payable for each POLICY YEAR, and that this Endorsement extends coverage with a sublimit which further limits the INSURER'S liability and does not increase the INSURER'S maximum liability beyond the LIMIT OF LIABILITY stated in Item III the Declarations.

(D) For purposes of subpart (A)(2) above, the definitions of "WRONGFUL ACT" is hereby modified to replace the word "COMPANY" with the words "the eleemosynary or non-profit institution, industry association, foundation, or business corporation" wherever the word "COMPANY" appears.



                                         /s/
                                        --------------------------------------
                                        Signature of Authorized Representative

             CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO. 10     EFFECTIVE DATE OF ENDORSEMENT  AUGUST 20, 1990

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C

COMPANY     THE GILLETTE COMPANY


In consideration of the additional premium of $76,300 it is understood and agreed that the policy period on endorsement no. 8 is amended to read as follows:-

         ....Policy Period shall be extended to June 1, 1993, 12:01 a.m.
             standard time....





All other terms and conditions remain unchanged.





                                           By  /s/
                                              -------------------------
                                              Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO. 9           EFFECTIVE DATE OF ENDORSEMENT NOVEMBER 21, 1989

ATTACHED TO AND FORMING PART OF POLICY NO. GS-212C

COMPANY   The Gillette Company


It is hereby understood and agreed that section (H) of the EXCESS AND DIFFERENCE IN CONDITIONS ENDORSEMENT (Endorsement #6) is deleted in its entirety and replaced with the following:



(H)       Schedule of Underlying Directors and Officers Insurance:


                                 Policy                     Policy
Layer         Carrier            Number                     Year           Limits             Retention
- -----         -------            ------                     ----           ------             ---------
Primary       London          576/P29008500)              11/21/89-90      $20M         $2500/$25,000/$1,000,000
                              576/P29008600)

1st Excess    Aetna           095LB100435854BCA           11/21/89-90      $20M              Underlying




     All other terms and conditions remain unchanged.

                                                   By  /s/
                                                      -------------------------
                                                      Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO. 8             EFFECTIVE DATE OF ENDORSEMENT NOVEMBER 21, 1989

ATTACHED TO AND FORMING PART OF POLICY NO.        GS-212C

COMPANY   The Gillette Company


It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.




                       AUTOMATIC EXTENSION ENDORSEMENT
                      ( Extension Premium: $ 135,000 )



In consideration of payment of the above-referenced premium, it is understood and agreed that this POLICY shall be continued and the POLICY PERIOD shall be extended to November 21, 1992, 12:01 A.M. Standard Time at the address of the Company as stated in Item I of the Declarations.

It is further understood and agreed that the above-referenced premium has been allocated and paid as follows:


                Policy Year
            Following Effective
          Date of This Endorsement                      Premium
          ------------------------                      -------
              Year  89  -  90                           130,000
              Year  90  -  91                           135,000
              Year  91  -  92                           135,000
                                                       --------
                                                       $400,000

           Less Prepaid Premium
            On Hand                                    $275,000
                                                       --------
           Additional  Premium                         $125,000
                                                       ========



                                     By  /S/
                                        -------------------------
                                        Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO.    7    EFFECTIVE DATE OF ENDORSEMENT     SEPTEMBER 27, 1989

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C

COMPANY    THE GILLETTE COMPANY

IT IS HEREBY UNDERSTOOD AND AGREED THAT ENDORSEMENT NO. 4 (OUTSIDE POSITIONS ENDORSEMENT) IS DELETED IN ITS ENTIRETY.





All other terms and conditions remain unchanged.





                                     By  /s/
                                        -------------------------
                                        Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO.    6     EFFECTIVE DATE OF ENDORSEMENT   November 21, 1988

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C

COMPANY   THE GILLETTE COMPANY




It is hereby understood and agreed that section (H) of the EXCESS AND DIFFERENCE IN CONDITIONS ENDORSEMENT (Endorsement # 2) is deleted in its entirety and replaced with the following:


(H)       Schedule of Underlying Directors and Officers Insurance:


                                              Policy            Policy
Layer                Carrier                  Number            Year              Limits              Retention
- -----                -------                  ------            ----              ------              ---------

Primary            Lloyds & Cos.            P190085         11/21/88-89        $10,000,000            5,000/30,000/lM
lst Excess         Lloyds & Cos.            P190086         11/21/88-89        $10,000,000            Underlying
2nd Excess         Aetna Casualty       095LB100435854BCA   11/21/88-89        $20,000,000            Underlying




All other terms and conditions remain unchanged.





                                      By
                                        -------------------------
                                        Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO.    5      EFFECTIVE DATE OF ENDORSEMENT   November 17, 1988

ATTACHED TO AND FORMING PART OF POLICY NO.   GS-212C

COMPANY    THE GILLETTE COMPANY

It is hereby understood and agreed that Clause 2. (d) (Definition of Insureds), is extended to include those individuals serving in the following positions:

             - Group General Manager,
               Gillette International, Asia-Pacific Group

             - President, Blade and Razor Group,
               North America Division

             - President, Oral-B Laboratories

             - President, Jafra Cosmetics

             - President Directeur General, Financiere
               Gillette Societe Participation

             - President, Blade and Razor Group,
               European Division

             - President, Personal Care Group,
               European Division

             - President, Stationery Products Group,
               European Division

             - President, Stationery Products Group,
               North America Division

             - President, Personal Care Group,
               North America Division

             - Group General  Manager,
               Gillette International, Latin American Group

             - Group General  Manager,
               Gillette International, Africa, Middle East and Eastern Europe




All other terms and conditions remain unchanged.


                                      By  /s/
                                         -------------------------
                                         Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT NO.    4     EFFECTIVE DATE OF ENDORSEMENT   November 21, 1988

ATTACHED TO AND FORMING PART OF POLICY NO.   GS-212C

COMPANY    THE GILLETTE COMPANY


IT IS UNDERSTOOD AND AGREED THAT THIS POLICY IS HEREBY AMENDED AS INDICATED BELOW. ALL OTHER TERMS OF THIS POLICY REMAIN UNCHANGED.


                        OUTSIDE POSITIONS ENDORSEMENT





(A) Subject to the sublimit of liability set forth in (C) below, the definition of "INSUREDS" is hereby extended to include:

      (1) all directors, officers, or employees of the COMPANY who were, are, or shall be serving as directors, officers, trustees, or governors for any eleemosynary institution, non-profit organization, industry association, foundation, or business corporation, if:

            (a) such activity is part of their regularly assigned duties or is consistent with COMPANY policy, and

            (b) they are a member of a class of persons so directed to serve by the COMPANY.

      (2) the estates, heirs, legal representatives or assigns of deceased persons who were INSUREDS, as defined in subpart (A)(1) above, at the time the WRONGFUL ACT upon which such CLAIMS are based was committed, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(B)   It is further understood and agreed that this extension of coverage:

      (1) is to be excess of any other insurance and excess of any director or officer liability insurance and/or company reimbursement insurance and/or any indemnification provided for, to or by the eleemosynary institution, association, foundation, or business corporation, any conditions in such other insurance notwithstanding; and

      (2) is not to be construed to extend to the outside organization in which the INSURED is serving or has served, nor to any other director, officer, or employee of such outside organization.

(C) In lieu of the LIMIT OF LIABILITY stated in Item III of the Declarations, the limit of liability of the INSURER for this extension of coverage shall be $ 5,000,000 in the aggregate for all LOSS paid on behalf of all INSUREDS arising from all CLAIMS first made during eachPOLICY YEAR. It is understood that the amount stated in Item III of the Declarations is the maximum amount payable for each POLICY YEAR. and that this Endorsement extends coverage with a sublimit which further limits the INSURER'S liability and does not increase the INSURER'S maximum liability beyond the LIMIT OF LIABILITY stated in Item III the Declarations.

(D) For purposes of subpart (A)(2) above, the definitions of "WRONGFUL ACT" is hereby modified to replace the word "COMPANY" with the words "the eleemosynary or non-profit institution, industry association, foundation, or business corporation" wherever the word "COMPANY" appears.



                                         /s/
                                        --------------------------------------
                                        Signature of Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO. 3      EFFECTIVE DATE OF         ENDORSEMENT   November 21, 1988


ATTACHED TO AND FORMING PART OF POLICY NO.   GS-212C

COMPANY   THE GILLETTE COMPANY



In accordance with Clause 7 (Automatic Extension) of this POLICY and in payment of the additional premium as shown below, the POLICY PERIOD is amended to read from November 21, 1988 to November 21, 1991, 12:01 a.m. Standard Time at the address of the COMPANY referred to herein.


The premium for the POLICY PERIOD above stated is as follows:

                                       Year     2 -   $  130,000
                                       Year     3 -   $  140,000
                                       Year     4 -   $  135,000
                                                      ----------
                                                      $  405,000
                  Premium prepaid for Years 2-3 -     $  280,000
                                                      ----------

                      Additional premium              $  125,000
                                                      ==========



All other term and conditions remain unchanged.





                                        By /s/ [?]
                                           ------------------------------------
                                           Authorized Representative

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

ENDORSEMENT No.  2    EFFECTIVE DATE OF              ENDORSEMENT   July 21, 1988

ATTACHED TO AND FORMING PART OF POLICY No.   GS-212C

COMPANY   THE GILLETTE COMPANY

It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


               EXCESS AND DIFFERENCE IN CONDITIONS ENDORSEMENT


(A) Clause 1 (Insuring Clause) of this POLICY is hereby deleted in its entirety and replaced with the following:

         1.      Insuring Clause

                 (a) The INSURER shall pay on behalf of the INSUREDS or any of them, any and all LOSS, that the INSUREDS shall become legally obligated to pay by reason of CLAIMS first made against the INSUREDS or any of them during the POLICY PERIOD, for any WRONGFUL ACTS that are actually or allegedly caused, committed, or attempted prior to the end of the POLICY PERIOD by the INSUREDS while acting in their individual or collective capacities as directors or officers, in excess of the amounts payable under, or for which no amounts are payable with respect to such LOSS under, or for which the insurer(s) wrongfully refuses or is financially unable to pay under, the Underlying Insurance scheduled below, and not exceeding the LIMIT OF LIABILITY.

                 (b) Regardless of the time of payment of LOSS by the INSURER, the LIMIT OF LIABILITY shall be the maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during each POLICY YEAR.

                 (c)      The INSURER shall not be liable for any LOSS unless:

                          (1)     the insurer(s) of the Underlying Insurance:

                                  a.       wrongfully refuses to indemnify the
                                           INSUREDS as required under the terms
                                           of the Underlying Insurance: or

                                  b.       is financially unable to indemnify
                                           the INSUREDS; or

                          (2) according to the terms and conditions of the Underlying Insurance, the insurer(s) of the Underlying Insurance are not liable for any part of the LOSS; or

                          (3) the limit(s) of liability of the Underlying Insurance has been exhausted or reduced by reason of LOSSES paid thereunder.

                 (d)      In the event that:

                          (1) part or all of a LOSS would be payable under the Underlying Insurance, but the limits of liability of the Underlying Insurance have been exhausted by reason of payments made the reunder: or

                 (2)     part of a LOSS is paid by the Underlying Insurance,

                 then the liability of the INSURER for the LOSS shall exclude any required retention and coininsurance amounts under such Underlying Insurance.

        (e)      In the event that the INSUREDS suffer a LOSS:

                 (1)     that is covered by the Underlying insurance, or

                 (2) that would be covered by the Underlying Insurance except that such insurance has been exhausted or reduced by reason of payments thereunder and the excess of which LOSS would be payable under this POLICY except for terms and conditions of this POLICY that are not consistent with the Underlying Insurance, then, notwithstanding anything in this POLICY to the contrary except:

                         the LIMIT OF LIABILITY, Clause 11 (Currency), Clause 1 4 (LOSS Provisions), and Clause 17 (Representation), and the Clauses in this endorsement,

                 this POLICY is amended to follow and be subject to the terms and conditions of such Underlying Insurance in respect of such LOSS.

                 Notwithstanding any provision of this endorsement to the contrary, the INSURER shall not cover the COMPANY for any amounts the COMPANY pays to indemnify, or pays on behalf of, the INSUREDS for any LOSS or expense.

(B) Clause 4 (Appeals) of this POLICY is hereby deleted in its entirety and replaced with the following:

        4.       APPEALS

                 In the event of the INSUREDS or the insurer(s) of the Underlying Insurance elect not to appeal a judgment, the INSURER may elect to make such appeal at its own expense, and shall be liable for any increased award, taxable costs and disbursements and any additional interest incidental to such appeal, to the extent such payments are not covered by other valid and collectible insurance.

(C) Clause 6 (Assistance and Cooperation) of this POLICY is hereby deleted in its entirety and replaced with the following:

        6.       ASSISTANCE AND COOPERATION

                 The INSURER has no duty to defend any CLAIM and shall not be called upon to assume charge of the investigation, settlement or defense of any demand, suit or proceeding, but the INSURER shall have the right and shall be given the opportunity to associate with the INSUREDS, the COMPANY, and the insurer(s) of the Underlying Insurance in the investigation, settlement, defense and control of any demand, suit or proceeding relative to any WRONGFUL ACT where the demand, suit or proceeding involves or may involve the INSURER. At all times, the INSUREDS and the COMPANY and the INSURER shall cooperate in the investigation, settlement, and defense of such demand, suit or proceeding. The failure of the COMPANY to assist and cooperate with the INSURER shall not impair the rights of the INSUREDS under this POLICY.

(D) Clause 10 (Payment of LOSS) is hereby deleted in its entirety and replaced with the following:

        10.      PAYMENT OF LOSS

                 Except in those instances when the INSURER has denied liability for the CLAIM because of the application of one or more exclusions, or other coverage issues, if the COMPANY and the insurer(s) of the Underlying Insurance refuse to advance defense or other LOSS, or if such costs are not payable under the Underlying Insurance, the INSURER shall, upon request and if proper documentation accompanies the request, advance on behalf of the INSUREDS, or any of them, LOSS that they have incurred in connection with a CLAIM, prior to disposition of such CLAIM, provided always that in the event it is finally established that the INSURER has no liability hereunder, such INSURED agree to repay to the INSURER, upon demand, all monies advanced.

(E) Clause 13 (INSURED'S Reporting Duties) of this POLICY is hereby modified by the addition of the following:

        The INSUREDS and/or the COMPANY shall give written notice to the INSURER of any:

        (a) material change in the terms or conditions of the Underlying Insurance; or

        (b)      nonrenewal or cancellation of the Underlying Insurance,

within 30 days after the INSUREDS and/or the COMPANY receive or notice of such change, nonrenewal or cancellation.

(F) Clause 15 (Other Insurance) of this POLICY is hereby deleted in its entirety and replaced with the following:

        15.      OTHER INSURANCE

                 Subject to subparts (f) and (g) of Clause 3 (Exclusions), if other valid and collectible insurance with any other insurer, whether such insurance is issued before, concurrent with, or after inception of this POLICY, is available to the INSUREDS covering a CLAIM also covered by this POLICY, other than the Underlying Insurance and insurance that is issued specifically as insurance in excess of the insurance afforded by this POLICY, this POLICY shall be in excess of and shall not contribute with such other insurance. Except as allowed by subpart (e) of Clause 1 (Insuring Clause), nothing herein shall be construed to make this POLICY subject to the terms of other insurance.

(G) Clause 2O (Subrogation) of this POLICY is hereby deleted in its entirety and replaced with the following:

        20.      SUBROGATION

                 (a) Inasmuch as this POLICY is excess insurance, the INSUREDS' right of recovery against any person or organization cannot be exclusively subrogated to the INSURER. It is, therefore, understood and agreed that in case of any payment hereunder, the INSURER will act in concert with all other interests concerned (including the INSURED), in the exercise of such rights of recovery. The apportioning of any amounts that may be so recovered shall follow the principle that any interest (including the INSUREDS') that has paid an amount over and above any payment hereunder, shall first be reimbursed up to the amount paid by it;

                 (a) the INSURER is then to be reimbursed out any balance then remaining up to the amount paid hereunder; lastly, the interests (including the INSUREDS') of which this coverage is in excess are entitled to claim the residue, if any. Expenses necessary to the recovery of any such amounts shall be apportioned between the interests concerned (including the INSUREDS'), in the proportion of their respective recoveries as finally settled. If there should be no recovery in proceedings instituted solely on the initiative of the INSURER, the expenses thereof shall be borne by the INSURER.

                 (b) The INSUREDS shall execute all papers reasonably required and shall take all reasonable actions that may be necessary to secure the rights of the INSURER, including the execution of such documents necessary to enable the INSURER effectively to bring suit in the name of the INSUREDS, including but not limited to an action against the COMPANY or the insurer(s) of the

              Underlying Insurance for nonpayment of
              indemnity due and owing to the INSUREDS
              by the COMPANY or the insurer(s),
              respectively.

(H)      Schedule of Underlying Directors and Officers Insurance:


                                        Policy       Policy
        Layer         Carrier           Number        Year          Limits            Retention
       PRIMARY        LONDON             TBD       11/21/87-88       $20M          $5,000/30,000/1,000,000
       1ST EXCESS     AETNA              TBD       11/21/87-88       $20M          UNDERLYING




                           /s/ [?]
                           -----------------------------------------------------
                           Signature of Authorized Representative of INSURER

               CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


ENDORSEMENT NO.  1    EFFECTIVE DATE OF ENDORSEMENT   July 21, 1988

ATTACHED TO AND FORMING PART OF POLICY NO.  GS-212C

COMPANY   THE GILLETTE COMPANY


IT IS UNDERSTOOD AND AGREED THAT THIS POLICY IS HEREBY AMENDED AS INDICATED BELOW. ALL OTHER TERMS OF THIS POLICY REMAIN UNCHANGED.


                NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT
                                 (BROAD FORM)

It is agreed that:

I.       This POLICY does not apply:

         A.    Under any Liability Coverage, to bodily injury or property damage

               (1) with respect to which the INSUREDS or COMPANY under this POLICY is also an insured under a nuclear energy liability policy issued by the Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or any of their successors, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

               (2) resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954 or any law amendatory thereof, or (b) the INSUREDS or
                       COMPANY is. or had this POLICY not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any Agency thereof, with any person or organization.

         B. Under any Medical Payments Coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

         C. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if

               (1) the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, the COMPANY or
                       (b) has been discharged or dispersed therefrom;

               (2) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the COMPANY; or

               (3) the bodily injury or property damage arises out of the furnishing by the COMPANY of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of

                          America, its territories or possessions or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.

II.      As used in this endorsement:

         "hazardous properties" include radioactive, toxic or explosive properties;

         "nuclear material" means source material, special nuclear material or by-product material;

         "source material", "special nuclear material", and "by-product material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

         "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

         "waste" means any waste material (a) containing by-product material other than the tailings of wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content, and (b) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility.

         "nuclear facility" means:

         (a)     any nuclear reactor,

         (b) any equipment or device designed or used for (1) separating the isotopes or uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

         (c) any equipment of device used in the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the COMPANY at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235, or

         (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

         and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

         "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

         "property damage" includes all forms of radioactive contamination or property.


                                   /s/
                                   -----------------------------------
                                   Signature of Authorized Representative

              DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY
                                  ISSUED BY

                CORPORATE OFFICERS & DIRECTORS ASSURANCE LTD.
                             IN HAMILTON, BERMUDA

          THIS IS A CLAIMS FIRST MADE POLICY. DEFENSE AND OTHER COSTS
                   ARE INCLUDED IN THE LIMIT OF LIABILITY.

                THIS IS A THREE-YEAR POLICY WITH AN AUTOMATIC
                             EXTENSION PROVISION.

                      PLEASE READ THIS POLICY CAREFULLY.


       WORDS AND PHRASES THAT APPEAR BELOW IN ALL CAPITAL LETTERS HAVE
          THE SPECIAL MEANINGS SET FORTH IN CLAUSE 2 (DEFINITIONS).


                                 DECLARATIONS
                                                        POLICY NO:  GS-212C
ITEM I    COMPANY:   THE GILLETTE COMPANY

           Principal Address: Prudential Tower Building

                              Boston, MA 02199

ITEM II   POLICY PERIOD:     From July 21, 1988 to Nov. 21, 1990 (3 Years)
                             12:01 a.m. Standard Time at the address of the Company stated above.

ITEM III  LIMIT OF LIABILITY:

           $ 20,000,000 Aggregate LIMIT OF LIABILITY for all LOSS paid on behalf of all INSUREDS

                       CLAIMS first made during each POLICY YEAR.

ITEM IV   PREMIUM:

          At inception of first POLICY YEAR:    $  320,000

          (prepaid total for three years)       Year 1-  $40,000

                                                Year 2-  $140,000

                                                Year 3-  $140,000

         At each anniversary
         thereafter:              Subject to adjustment on each anniversary
                                  date in accordance with Clause 16 (Premium) of this POLICY.

ITEM V Any notice to the COMPANY or, except in accordance with Clause 17 (Representation), to the INSUREDS, shall be given or made to the individual listed below, if any, or otherwise to the individual designated in the APPLICATION, if any, or otherwise to the signer of the APPLICATION, and shall be sent by airmail, express courier, telecopy or telex.

         -----------------------------------------------------------------

         -----------------------------------------------------------------

         -----------------------------------------------------------------

ITEM VI Any notice to be given or payment to be made to the INSURER under this POLICY shall be given or made to Corporate Officers & Directors Assurance Ltd., P.O. Box HM 1015, Craig Appin House, Wesley St., Hamilton, Bermuda HM OX, and shall be sent by airmail, express, courier, telecopy or telex.

This POLICY shall constitute the entire contract between the INSUREDS, the COMPANY, and the INSURER.


Endorsements      1      to    4    are made part of this POLICY at POLICY
                                    issuance.





Countersigned at Hamilton, Bermuda

                                  on  November 29, 1988
                                     -------------------------------------
                                  by /s/
                                     -------------------------------------
                                    Signature of Authorized Representative

                                      TABLE OF CONTENTS

     CLAUSE                                                                   PAGE
     1.      Insuring Clause...................................................  1
     2.      Definitions.......................................................  1
     3.      Exclusions........................................................  2
     4.      Appeals...........................................................  3
     5.      Arbitration.......................................................  3
     6.      Assistance and Cooperation........................................  4
     7.      Automatic Extension...............................................  4
     8.      Cancellation......................................................  5
     9.      Changes and Assignments...........................................  5
     10.     Payment of LOSS...................................................  5
     11.     Currency..........................................................  5
     12.     Headings..........................................................  6
     13.     INSUREDS' Reporting Duties........................................  6
     14.     LOSS Provisions...................................................  6
     15.     Other Insurance...................................................  6
     16.     Premium...........................................................  6
     17.     Representation....................................................  6
     18.     Severability......................................................  7
     19.     Special POLICY Revisions..........................................  7
     20.     Subrogaton........................................................  7
     21.     Acquisition or Disposition of a SUBSIDIARY........................  7

                  DIRECTORS AND OFFICERS LIABILITY INSURANCE

In consideration of the payment of the premium and in reliance on all statements made and information furnished by the COMPANY to the INSURER in the APPLICATION, which is attached to and hereby made a part hereof, and subject to the foregoing Declarations and to all other terms of this POLICY, the COMPANY, the INSUREDS, and the INSURER agree as follows:

1.     INSURING CLAUSE

       The INSURER shall pay on behalf of the INSUREDS or any of them, any and all LOSS that the INSUREDS shall become legally obligated to pay by reason of CLAIMS first made against the INSUREDS or any of them during the POLICY PERIOD, for any WRONGFUL ACTS that are caused, committed, or attempted prior to the end of the POLICY PERIOD by the INSUREDS, not exceeding the LIMIT OF LIABILITY.

2.     DEFINITIONS

       (a) "APPLICATION" shall mean the signed, written application for this POLICY, the schedule thereto and all supplementary information submitted in connection therewith, and all underwriting data submitted in connection with the automatic extension of the POLICY, all of which materials shall be deemed attached hereto, as if physically attached hereto.

       (b)     "CLAIM" shall mean:

               (1) any proceeding, demand or suit against any INSURED by reason of any WRONGFAULT; or

               (2) written notice to the INSURER by the INSUREDS and/or the COMPANY, during the POLICY PERIOD describing circumstances that are likely to give rise to a CLAIM being made against the INSUREDS.

               Multiple proceedings, demands or suits arising out of the same WRONGFUL ACT shall be deemed to be a single CLAIM.

       (c) "COMPANY" shall mean the company shown in Item I of the Declarations, any company that was a predecessor company to the company shown in Item I of the Declarations, any SUBSIDIARY of either such company and, if covered in accordance with subpart
               (a) of Clause 21 (Acquisition or Disposition of a Subsidiary) below, any other subsidiary.

       (d)     "INSUREDS" shall mean:

               (1) all persons who were, now are, or shall be duly elected or appointed directors or officers of the COMPANY; or

               (2) the estates, heirs, legal representatives or assigns of deceased INSUREDS who were directors or officers of the COMPANY at the time the WRONGFUL ACT upon which such CLAIMS are based were committed, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

       (e) "INSURER" shall mean Corporate Officers & Directors Ltd., Hamilton, Bermuda.

       (f) "LIMIT OF LIABILITY" shall mean the amount described in Item III of the Declarations. Regardless of the time of payment of LOSS by the INSURER, the LIMIT OF LIABILITY as stated in Item III of the Declarations shall be the maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during each POLICY YEAR.

       (g) "LOSS" shall mean any and all amounts that the INSUREDS are legally obligated to pay for a CLAIM made against the INSUREDS for any WRONGFUL ACT, and shall include but not be limited to damages, judgments, settlements, and reasonable and necessary costs of investigation and defense of CLAIMS, and appeals therefrom (excluding all salaries and office expenses of the COMPANY, amounts paid to counsel as general retainer fees, and all other expenses that cannot be directly allocated to a specific CLAIM), and cost of attachment or similar bonds, providing always, however, LOSS shall not include taxes, fines or penalties or matters which may be deemed uninsurable under the law pursuant to which this POLICY shall be construed. ("Fines or penalties" do not include punitive, exemplary, or multiple damages).

         (h) "POLICY" shall mean this insurance policy, including the APPLICATION, the Declarations, and any endorsements hereto issued by the INSURER.

         (i) "POLICY PERIOD" shall mean the period of time stated in Item II of the Declarations, as may be automatically extended in accordance with Clause 7 (Automatic Extension) below.

         (j) "POLICY YEAR" shall mean a period of one year, within the POLICY PERIOD, commencing each year on the day and hour first named in Item II of the Declarations, or if the time between the inception date, or any anniversary date and the termination date of this POLICY is less than one year, then such lesser period.

         (k) "SUBSIDIARY" shall mean any corporation in which more than 50% of the outstanding voting stock is owned, directly or indirectly, in any combination, by the COMPANY or by one or more of its SUBSIDIARIES, at the starting date of the POLICY PERIOD.

         (l) "WRONGFUL ACT" shall mean any actual or alleged error, misstatement, misleading statement or act, omission, neglect, or breach of duty by the INSUREDS while acting in their individual or collective capacities as directors or officers of the COMPANY, or any other matter claimed against them by reason of their being directors or officers of the COMPANY.

                 All such interrelated errors, misstatements, misleading statements or acts, omissions, neglects, or breaches of duty actually or allegedly caused, committed, or attempted by or claimed against one or more of the INSUREDS shall be deemed to be a single WRONGFUL ACT.

3.       EXCLUSIONS

         The INSURER shall not be liable to make any payment for LOSS in connection with any CLAIM made against the INSUREDS:

         (a) for which the COMPANY actually pays or indemnifies or is required or permitted to pay on behalf of or to indemnity the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of the COMPANY duty effective under applicable law, that determines and defines such rights of indemnity; provided, however, this exclusion shall not apply if:

                 (1) the COMPANY refuses to indemnify or advance defense or other costs as required or permitted, or if the COMPANY is financially unable to indemnify; and

                 (2) the INSUREDS comply with Clause 2O (Subrogation) below;

         (b) that result in a judgment or other final adjudication adverse to the INSUREDS that establishes that the INSUREDS have gained any personal profit to which they were not legally entitled;

         (c) for the return by the INSUREDS of any remuneration paid to the INSUREDS without the previous approval of the stockholders of the COMPANY which payment without such previous approval shall be held by the courts to have been illegal;

         (d) for an accounting of profits in fact made from the purchase or sale by the INSUREDS of securities of the COMPANY within the meaning of Section 16 (b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

         (e) brought about or contributed to by the dishonesty of the INSUREDS; however, notwithstanding the foregoing, the INSUREDS shall be protected under the terms of this POLICY as to any CLAIM by reason of any alleged dishonesty on the part of the INSUREDS, unless a judgment or other final adjudication thereof adverse to the INSUREDS shall establish that acts of active and deliberate dishonesty committed by the INSUREDS with actual dishonest purpose and intent were material to the cause of action so adjudicated;

     (f) that is insured by any other existing valid policy or policies under which payment of the LOSS is actually made except in respect of any excess beyond the amount or amounts of payments under such other policy or policies;

     (g) for which the INSUREDS are indemnified by reason of having given notice of a CLAIM or of any circumstance which might give rise to a CLAIM under any policy or policies of which this POLICY is a renewal or replacement or which it may succeed in time;

     (h) for personal injury, advertising injury, bodily injury, sickness, disease, or death of any person, or for damage to or destruction of any tangible property, including the loss of use thereof; however, this exclusion shall not apply to any derivative action brought against any INSURED;

     (i) by, on behalf of, at the behest of, or in the right of the COMPANY, if initiated by the management of the COMPANY; however, this exclusion shall not apply if, between the starting date of the POLICY PERIOD and the date of the CLAIM, the COMPANY shall have undergone one of the three events listed in subpart (a) of Clause 8 (Cancellation) or the event listed in subpart (b) of Clause 8 (Cancellation), and the CLAIM is initiated by the management of the COMPANY after the date of such event; or

     (j) that is excluded under the Nuclear Energy Liability Exclusion (endorsed hereon).

It is agreed that any fact pertaining to any INSURED shall not be imputed to any other INSURED for the purpose of determining the application of the Exclusions.

4.   APPEALS

     In the event the INSUREDS elect not to appeal a judgment, the INSURER may elect to make such appeal at its own expense, and shall be liable for any increased award, taxable costs and disbursements and any additional interest incidental to such appeal, to the extent such payments are not covered by other valid and collectible insurance.

5.   ARBITRATION

     (a) Any dispute arising under this POLICY shall be fully determined in Hamilton, Bermuda under the provisions of the Bermuda Arbitration Act of 1986, as amended and supplemented, by a Board composed of three arbitrators who shall all be disinterested, active or retired business executives having knowledge relevant to the matters in dispute, and who shall be selected for each controversy as follows:

           Either party to the dispute may, once a CLAIM or demand on his part has been denied or remains unsatisfied for a period of twenty (20) calendar days by the other party, notify the other of its desire to arbitrate the matter in dispute and at the time of such notification the party desiring arbitrator shall notify the other party of the name of the arbitrator selected by it. The other party who has been so notified shall within ten (10) calendar days thereafter select an arbitrator and notify the party desiring arbitration of the name of such second arbitrator. If the party notified of a desire for arbitration shall fail or refuse to nominate the second arbitrator within ten (10) calendar days following the receipt of such notification, the party who first served notice of a desire to arbitrate will, within an additional period of ten (10) calendar days, apply to the Supreme Court of Bermuda for the appointment of a second arbitrator and in such a case the arbitrator appointed by such a judge shall be deemed to have been nominated by the party who failed to select the second arbitrator. The two arbitrators, chosen as above provided, shall within ten (10) calendar days after the appointment of the second arbitrator choose a third arbitrator. In the event of the failure of the first two arbitrators to agree on a third arbitrator within the said ten (10) calendar day period, either of the parties may within a period of ten (10) calendar days thereafter, after notice to the other party, apply to the Supreme Court of Bermuda for the appointment of a third arbitrator and in such case the person so appointed shall be deemed and shall act as the third arbitrator. Upon acceptance of the appointment by said third arbitrator, the Board or Arbitration for the controversy in question shall be deemed fixed. All CLAIMS, denials of CLAIMS, and notices pursuant to this Clause 5 of this POLICY shall be deemed made if in writing and mailed to the last known address of the other party.

1.   (b)   The Board of Arbitration shall fix, by a notice in writing to the involved, a reasonable time and place for the hearing and may in said written notice or at the time of the commencement of said hearing, at the option of said Board, prescribe reasonable rules and regulations governing the course and conduct of said hearing.

     (c) This POLICY shall be governed by and construed in accordance with the internal laws of Bermuda, except insofar as such laws may prohibit payment in respect of punitive damages hereunder; provided. however, that the provisions, stipulations, exclusions and conditions of this POLICY are to be construed in an evenhanded fashion as between the parties; without limitation, where the language of this POLICY is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant provisions, stipulations, exclusions and conditions
           (without regard to authorship of the language, without any presumption or arbitrary interpretation or construction in favor of either the INSUREDS or the INSURER) and in accordance with the intent of the parties.

     (d) The Board shall, within ninety (90) calendar days following the conclusion of the hearing, render its decision on the matter or matters in controversy in writing and shall cause a copy thereof to be served on all the parties thereto. In case the Board fails to reach a unanimous decision, the decision of the majority of the members of the Board shall be deemed to be the decision of the Board.

     (e) Each party shall bear the expense of its own arbitrator. The remaining costs of the arbitration shall be borne equally by the parties to such arbitration.

     (f) The INSURER and the INSUREDS agree that in the event that claims for indemnity or contribution are asserted in any action or proceeding against the INSURER by any of the INSUREDS' other insurers in any jurisdiction or forum other than that set forth in this Clause 5, the INSUREDS will in good faith take all reasonable steps requested by the INSURER to assist the INSURER in obtaining a dismissal of these claims (other than on the merits) and will, without limitation, undertake to the court or other tribunal to reduce any judgment or award against such other insurers to the extent that the court or tribunal determines that the INSURER would have been liable to such insurers for indemnity or contribution pursuant to this POLICY. The INSUREDS shall be entitled to assert claims against the INSURER for coverage under this POLICY, including, without limitation, for amounts by which the INSUREDS reduced its judgment against such other insurers in respect of such claims for indemnity or contribution, in an arbitration between the INSURER and the INSUREDS pursuant to this Clause 5; provided, however, that the INSURER in such arbitration in respect of such reduction of any judgment shall be entitled to raise any defenses under this POLICY and any other defenses (other than jurisdictional defenses) as it would have been entitled to raise in the action or proceeding with such insurers.

6.   ASSISTANCE AND COOPERATION

     The INSURER has no duty to defend any CLAIM and shall not be called upon to assume charge of the investigation, settlement or defense of any CLAIM, but the INSURER shall have the right and shall be given the opportunity to associate with the INSUREDS and the COMPANY in the investigation, settlement, defense and control of any CLAIM relative to any WRONGFUL ACT where the CLAIM involves or may involve the INSURER. At all times, the INSUREDS and the COMPANY and the INSURER shall cooperate in the investigation, settlement and defense of such CLAIM. The failure of the COMPANY to assist and cooperate with the INSURER shall not impair the rights of the INSUREDS under this POLICY.

7.   AUTOMATIC EXTENSION

     On each anniversary of this POLICY, upon payment of premium, this POLICY shall automatically be continued to a date one year beyond its previously stated expiration date, unless written notice is given by the INSURER to the COMPANY, or by the COMPANY to the INSURER, that such POLICY extension is not desired. Such written notice may be given at any time during the period commencing ninety (90) days prior to the anniversary of the POLICY, and ending ten (10) days prior to such anniversary, in which case the POLICY shall automatically expire two years from such anniversary date. Such written notice shall be given by the INSURER to the COMPANY only if it is determined to be appropriate by an affirmative vote of a majority of the INSURER'S entire Board at a meeting of said Board prior to mailing of such notice.

8.   CANCELLATION

     This POLICY shall not be subject to cancellation except as follows:

     (a) This POLICY shall be deemed cancelled immediately upon the of any of the following events:

           (1) acquisition of the company named in Item I of the Declarations by another entity,

           (2)   merger into another organization in which the company name in
                 Item I of the Declarations is not the surviving entity, or

           (3) consolidation of the company named in Item I of the Declarations with another entity.

           In any such instance described in (a) (1) through (3) of this Clause 8, this POLICY shall not apply to any WRONGFUL ACTS taking place after the date of said acquisition, merger, or consolidation: however, this POLICY shall remain in force for the remainder of the POLICY PERIOD as to CLAIMS based upon WRONGFUL ACTS alleged to have been committed prior to such date.

     (b) In the event of the COMPANY being taken over by a receiver or any State or Federal regulatory agency or official, this POLICY shall not apply to any WRONGFUL ACTS taking place after the date of filing of bankruptcy, insolvency, or assumption of operation. This POLICY shall remain in force for the remainder of the POLICY PERIOD from said date as to CLAIMS based upon WRONGFUL ACTS alleged to have been committed prior to the date of said bankruptcy, insolvency, or assumption of operation by the State or Federal agency. All premiums paid or due at the time of such taking over shall be fully earned, and in no respect refundable. The LIMIT OF LIABILITY of this POLICY for the remainder of the POLICY PERIOD shall be a continuation of the same limit, and not a separate limit, as was in effect during the most recent POLICY YEAR. CLAIMS first made during the remainder of the POLICY PERIOD shall be deemed to have been first made during the final POLICY YEAR for purposes of the LIMIT OF LIABILITY.

     (c) This POLICY may be cancelled by mutual agreement and consent of the INSURER, the COMPANY, and the INSUREDS, upon such terms and conditions as respects return premium and/or future premium adjustments and/or loss adjustments as the parties may agree upon at the time of said cancellation.

     (d) This POLICY may be cancelled by the INSURER upon granting of 365 days written notice, providing such cancellation is determined to be appropriate by an affirmative vote of 3/4 of the INSURER'S entire Board at a meeting of said Board prior to mailing of said notice. Payment or tender of any unearned premium by the INSURER shall not be a condition precedent to the effectiveness of cancellation, but return of the pro rata unearned premium shall be made as soon as practicable.

9.   CHANGES AND ASSIGNMENTS

     The terms and conditions of this POLICY shall not be waived or changed, nor shall an assignment of interest under this POLICY be binding, except by an endorsement to this POLICY issued by the INSURER.

10.  PAYMENT OF LOSS

     Except in those instances when the INSURER has denied liability for the CLAIM because of the application of one or more exclusions, or other coverage issues, the INSURER shall, upon request and if proper documentation accompanies the request, advance on behalf of the INSUREDS, or any of them, LOSS costs that they have incurred in connection with a CLAIM, prior to disposition of such CLAIM, provided always that in the event it is finally established that the INSURER has no liability hereunder, such INSUREDS agree to repay to the INSURER, upon demand, all monies advanced.

11.  CURRENCY

     All premium, limits, retentions, and LOSS under this POLICY are in United States currency.

12.      HEADINGS

         The descriptions in the headings and sub-headings of this POLICY are interested solely for convenience and do not constitute any part of the terms or conditions hereof.

13.      INSUREDS' REPORTING DUTIES

         The INSUREDS and/or the COMPANY shall give written notice to the INSURER as soon as practicable of any:

         (a) CLAIM, which notice shall include the nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the INSUREDS or COMPANY first became aware of the CLAIM; or

         (b) change in the COMPANY as is described in Clause 8(a) and 8(b) (Cancellation) of this POLICY,

         and shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

14.      LOSS PROVISIONS

         (a) The time when a CLAIM shall be made for purposes of determining the application of Clause 1 (Insuring Clause) above shall be the date on which the CLAIM is first made against the INSURED.

         (b) If during the POLICY PERIOD, the INSUREDS shall become aware of any circumstances that are likely to give rise to a CLAIM being made against them and shall give written notice to the INSURER of the circumstances and the reasons for anticipating a CLAIM, with particulars as to dates and persons involved, then any CLAIM that is subsequently made against the INSUREDS arising out of such circumstances shall be treated as a CLAIM made during the POLICY YEAR in which the INSUREDS gave such notice.

         (c) The COMPANY and the INSUREDS shall give the INSURER such information and cooperation as, it may reasonably require and as shall be in the COMPANY'S and the INSUREDS' power.

15.      OTHER INSURANCE

         Subject to subparts (f) and (g) of Clause 3 (Exclusions) above, if other valid and collectible insurance with any other insurer, whether such insurance is issued before, concurrent with, or after inception of this POLICY, is available to the INSUREDS covering a CLAIM also covered by this POLICY, other than insurance that is issued specifically as insurance in excess of the insurance afforded by this POLICY, this POLICY shall be in excess of and shall not contribute with such other insurance. Nothing herein shall be construed to make this POLICY subject to the terms of other insurance.

16.      PREMIUM

         It is understood that on each anniversary of this POLICY, a premium shall be charged for the Automatic Extension in accordance with Clause 7 (Automatic Extension). Such premium shall be determined by the rate schedules, experience modification, rating plan, and by-laws of the INSURER in force at said anniversary date.

17.      REPRESENTATION

         By acceptance of this POLICY, the company named in Item I of the Declaration agrees to represent the INSUREDS with respect to all matters under this POLICY, including, but not limited to, the giving and receiving of notice of CLAIM or cancellation or desire not to extend the POLICY, the payment of premiums, the receiving of LOSS payments and any return premiums that may become due under this POLICY, the requesting, receiving, and acceptance of any endorsement to this POLICY, and the submission of a dispute to arbitration. The INSUREDS agree that said company shall represent them but, for purposes of the investigation, defense, settlement, or appeal of any CLAIM, the INSUREDS who are named as defendants in the CLAIM may, [??] their unanimous agreement and upon [??] to the INSURER, replace the company with another agent to represent them with respect to the CLAIM, including giving and receiving of notice of CLAIM and other correspondence, the receiving of LOSS payments, and the submission of a dispute to arbitration.

18.      SEVERABILITY

         The APPLICATION for coverage shall be constituted as a separate APPLICATION for coverage by each INSURED. With respect to the declarations and statements contained in such APPLICATION for coverage no statement in the APPLICATION or knowledge possessed by any one INSURED shall be imputed to any other INSURED for the purpose of determining the availability of coverage with respect to CLAIMS made against any other INSURED.

         The acts, omissions, knowledge, or warranties of any INSURED shall not be imputed to any other INSURED with respect to the coverages applicable under this POLICY.

19.      SPECIAL POLICY REVISIONS

         The INSURER may change this POLICY at any time by an affirmative vote of a majority of the shareholders of the INSURER, in accordance with the by-laws of the INSURER.

20.      SUBROGATION

         In the event of any payment under this POLICY, the INSURER shall be subrogated to the event of such payment to all the INSUREDS' rights of recovery, and the INSUREDS shall execute all papers reasonably required and shall take all reasonable actions that may be necessary to secure such rights including the execution of such documents necessary to enable the INSURER effectively to bring suit in the name of the INSUREDS, including but not limited to, an action against the COMPANY for nonpayment of indemnity due and owing to the INSUREDS by the COMPANY.

21.      ACQUISITION OR DISPOSITION OF A SUBSIDIARY

         (a) Coverage shall apply to the directors and officers of any subsidiary corporation in which more than 50% of the outstanding voting stock is owned, directly or indirectly, in any combination, by the COMPANY or one or more of its SUBSIDIARIES, and which is acquired or created after the inception of this POLICY, subject to written notice being given to the INSURER within 30 days after the acquisition or creation, and payment of any additional premium required. The INSURER waives the obligation to provide notice and to pay any additional premium if the assets of such newly created or acquired company are not more than 10% of the total assets of the COMPANY or $250,000,000, whichever is less. The coverage provided for such new subsidiary shall be limited to WRONGFUL ACTS subsequent to the date of acquisition or creation of the subsidiary and prior to the end of the POLICY PERIOD.

         (b) Coverage shall not apply to directors and officers of any subsidiary, including a SUBSIDIARY as defined in Clause 2 (Definitions) above, for CLAIMS arising out of WRONGFUL ACTS subsequent to the date that the COMPANY or one or more of its SUBSIDIARIES, directly or indirectly, in any combination, ceases to own more than 50% of the outstanding voting stock in such subsidiary.


IN WITNESS WHEREOF, the INSURER has caused this POLICY to be signed by its President and Secretary, and countersigned on the Declaration Page by a duly authorized agent of the INSURER.





/s/ [??]                                           /s/ Joseph G. [??]
- ---------------------                              -----------------------
Secretary                                          President

[LETTERHEAD]


[LOGO]
JOHNSON & HIGGINS

                               FAX TRANSMISSION

FAX #  617-421-7123                        NO. OF PAGES TRANSMITTED:  2


ATTN:    William Mather                    DATE:    June 1, 1993
         Gillette

FROM:    Sally A. Weston

SUBJ:    Gillette - ACE D&O                COPIES:  Joan Goldberg, J&H, Boston
                                                    (Fax # 617-227-3107)





We have received the following renewal binder from ACE for Gillette:

"ACE (CAY) is pleased to acknowledge receipt of Dlrs 155,000 and confirm bidding the following:

Policy Period:                    June 1, 1993 - 1994


Limit of Liability:               10M xs 60M D&O and 10M xs 40M C.R.


 Structure:                         Name                      Limits
                                    ----                      ------

                                                     D&O              C.R.
                                    London           10m              10M
                                    London           10m xs 10M       10M xs 10M
                                    Aetna            20M xs 20M       20M xs 20M
                                    CODA             20M xs 40M       -
                                    ACE              10M xs 60M -     10M xs 40M
                                                     (GS-2678D)       (GS-2679D)




     [UNISON LOGO]

Followed Policies are London C.R. and CODA D&O.
Coverage is D&O and C.R.
Endorsements to be included:

   Discovery Period Endorsement
   Cancellation Endorsement
   Excess DIC Endorsement
   Endorsement amending Clause III B (i) and (ii)
   Endorsement amending Section II - A&C

We look forward to receipt of the u/l policies."

This policy is issued as an offshore placement. The insurance is placed with an insurer not admitted to write insurance by any state. The insurer is not under the jurisdiction of, or subject to supervision, regulation, or examination by the states. In case of insolvency, payment of claims is not guaranteed and you will not be protected by any state guarantee funds. Any applicable taxes including but not limited to Federal Excise Tax are the responsibility of the insured to settle and are in addition to the premium.

Regards


Sally Weston
Broker


SAW:pmw/002260